EXHIBIT 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY AND CONSENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY AND CONSENT (this “Amendment”), dated as of July 18, 2023 (the “First Amendment Effective Date”), is entered into by and among HARROW HEALTH, INC., a Delaware corporation, (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) identified on the signature pages hereof, the Lenders (as defined in the Credit Agreement referred to below) identified on the signature pages hereof (each individually, a “Lender”, and collectively, the “Lenders”), and OAKTREE FUND ADMINISTRATION, LLC as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement and Guaranty, dated as of March 27, 2023 (the “Existing Credit Agreement,” and the Existing Credit Agreement as amended hereby, the “Credit Agreement”);

WHEREAS, the Borrower (i) desires to enter into an Acquisition (the “Eyevance Acquisition”) of certain assets pursuant to (A) an Asset Purchase Agreement dated as of the date hereof (the “Eyevance APA”), by and between the Borrower, Harrow Eye, LLC, a Delaware limited liability company (“Harrow Eye”), Harrow IP, LLC, a Delaware limited liability company (“Harrow IP”), and Eyevance Pharmaceuticals LLC, a Delaware limited liability company, and (B) a License Agreement dated as of the date hereof (the “Eyevance Licensing Agreement” and together with the Eyevance APA, the “Eyevance Acquisition Agreements”), by and among the Borrower, Harrow Eye and Harrow IP, and Santen S.A.S., a corporation organized and existing under the laws of France and (ii) has entered into a Licensing Agreement dated as of June 6, 2023 (the “Novaliq Licensing Agreement”, and the transactions contemplated therein are collectively referred to as the “Novaliq Transaction”), by and between Harrow and Novaliq GMBH, whereby Harrow will acquire an exclusive license to develop, manufacture and commercialize the Licensed Product (as defined in the Novaliq Licensing Agreement);

WHEREAS, in connection with the Eyevance Acquisition, the Borrower has requested that (i) the Lenders make available Incremental Tranche A Commitments (as defined in the Credit Agreement) and (ii) the Administrative Agent and the Lenders agree to certain other amendments to the Existing Credit Agreement, as more fully set forth in this Amendment;

WHEREAS, the Borrower has also requested that the Administrative Agent and the Majority Lenders consent to the Novaliq Transaction; and

WHEREAS, upon the terms and conditions set forth herein, (i) the Administrative Agent and the Lenders are willing to amend the Existing Credit Agreement and (ii) the Administrative Agent and the Majority Lenders are willing to consent to the Novaliq Transaction on the terms and subject to the conditions set forth in this Amendment.

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NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.

2. Amendments to Existing Credit Agreement. Subject to the satisfaction (or waiver in writing by the Administrative Agent and the Lenders) of the conditions precedent set forth in Section 4 hereof:

(a) the Existing Credit Agreement (including Schedule 1 thereto, but not the other schedules and exhibits attached thereto) shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Credit Agreement attached as Annex A hereto; and

(b) Exhibit B, Exhibit C, Exhibit H and Exhibit K of the Existing Credit Agreement shall be amended and restated in their entirety in the form attached hereto as Exhibit B, Exhibit C, Exhibit H or Exhibit K, as applicable.

3. Consent. Pursuant to Section 14.04 of the Credit Agreement, the Majority Lenders and the Administrative Agent hereby consent to the Novaliq Transaction, which such transaction shall constitute a Permitted Acquisition for all purposes of the Credit Agreement; provided, that the Borrower and the Guarantors hereby agree that no payments shall be made by the Borrower (or any Affiliate thereof) under the Novaliq License Agreement other than the First Upfront Payment (as defined in the Novaliq License Agreement) until the Borrower has received no less than $20,000,000 of gross proceeds from an offering of the Borrower’s common stock, and provided the Administrative Agent of written notice of the same.

4. Conditions Precedent to Amendment. The effectiveness of this Amendment is conditioned on the satisfaction in full, or waiver, of each of the following conditions precedent:

(a) the Administrative Agent shall have received executed counterparts of this Amendment and the Fee Letter, dated the date hereof, between the Borrower and the Administrative Agent (the “Fee Letter”), duly executed by the appropriate Obligor on the First Amendment Effective Date, and delivered by each applicable Obligor in such number as reasonably requested by the Administrative Agent (which may be delivered by electronic means for the purposes of satisfying this clause (a) on the First Amendment Effective Date);

(b) the Administrative Agent shall have received a certificate, dated as of the First Amendment Effective Date, duly executed and delivered by a Responsible Officer of each Obligor (i) attaching (A) a true, correct and complete copy of the Eyevance Acquisition Agreements (including all schedules, annexes, exhibits and other attachments thereto), and all other material related documents, (B) resolutions of each Obligor’s Board then in full force and effect authorizing the execution, delivery and performance of this Amendment, the Fee Letter (if applicable), and the transactions contemplated hereby and thereby (including, in the case of the Borrower, the borrowing of the Incremental Tranche A Loans), (C) each Organic Document of such Obligor (or a certification that there have been no modifications thereof since the delivery thereof to Administrative Agent on the Closing Date), and certifying as to the full force and validity thereof, (D) the incumbency and signatures of Responsible Officers authorized to execute and deliver each Loan Document to be executed by such Obligor (or a certification that there have been no changes thereto since the delivery to Administrative Agent of the incumbency on the Closing Date) and (E) a copy of a good standing certificate, dated a date reasonably close to the First Amendment Effective Date, for each such Obligor and (ii) certifying as to clauses (d) and (e) of this Section 4;

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(c) the Administrative Agent shall have received duly executed legal opinions of counsel to the Obligors (including, as appropriate, local counsel to the Obligors) dated as of the First Amendment Effective Date, in form and substance reasonably acceptable to the Administrative Agent;

(d) each of the representations and warranties contained in Section 5 of this Amendment shall be true and correct as of the date hereof;

(e) both before and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or Event of Default; and

(f) each of the Administrative Agent and each Lender shall have received for its own account (i) the upfront fee in respect of the Incremental Tranche A Commitment, as set forth in the Fee Letter and (ii) all fees, costs and expenses due and payable to it pursuant to the Fee Letter and Section 14.03 of the Credit Agreement, including all reasonable closing costs and fees and all unpaid reasonable and documented expenses of the Administrative Agent incurred in connection with this Amendment (including the Administrative Agent’s reasonable and documented legal fees and expenses), plus fees and expenses of any local counsel, plus all collateral filing fees and security fees, in each case, to the extent invoiced (or as to which a good faith estimate has been provided to the Borrower) at least two (2) Business Days prior to the First Amendment Effective Date.

5. Representations and Warranties. Each of the Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The execution, delivery and performance of this Amendment and the Fee Letter and such Obligor’s obligations hereunder and thereunder are within such Obligor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of its Equity Interests. Each of this Amendment and the Fee Letter has been duly executed and delivered by each Obligor that is a party thereto and constitutes, a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties are be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were been true and correct in all material respects on and as of such earlier date.

6. GOVERNING LAW; JURISDICTION; ETC.; WAIVER OF RIGHT TO TRIAL BY JURY; AND JUDGMENT CURRENCY. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; JURISDICTION; ETC.; WAIVER OF RIGHT TO TRIAL BY JURY; AND JUDGMENT CURRENCY SET FORTH IN SECTIONS 14.09, 14.10, 14.11 AND 14.18 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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7. Counterpart Execution. This Amendment may be executed in any number of counterparts (including electronic imaging means), all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Amendment by electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

8. Limited Effect. Except as expressly provided herein, the Existing Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Existing Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any Lender, on the other hand. Without limiting the generality of the foregoing, the execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Amendment.

9. Release. Each of the Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders, and their respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as, the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents on or prior to the effectiveness of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Loan Parties may have or claim to have against any entity within the Lender Group.

10. Acknowledgment and Reaffirmation. By its execution hereof, each of the Loan Parties hereby expressly (a) acknowledges and agrees to the terms and conditions of this Amendment, (b) except as otherwise amended hereby, reaffirms all of its respective covenants and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party, (c) ratifies and confirms all security interests previously granted by it to the Administrative Agent for the benefit of the Secured Parties under the Loan Documents, as amended hereby, and (d) acknowledges that its respective covenants and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect as amended hereby.

11. Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including any confidentiality (or similar) agreements.

12. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

13. Loan Document. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER:

HARROW HEALTH, INC.,
a Delaware corporation

By:	/s/ Andrew R. Boll
Name:	Andrew R. Boll
Title:	Chief Financial Officer and Secretary

GUARANTORS

HARROW IP, LLC,
a Delaware limited liability company

VISIONOLOGY EQUITY, LLC,
a Delaware limited liability company

VISIONOLOGY, INC.,
a Delaware corporation

VISIONOLOGY MSO, INC.,
a Delaware corporation

By:	/s/Andrew R. Boll
Name:	Andrew R. Boll
Title:	Chief Financial Officer and Secretary

HARROW EYE, LLC,
a Delaware limited liability company

By:	/s/ Andrew R. Boll
Name:	Andrew R. Boll
Title:	Vice President

HARROW EYE, LLC,
a Delaware limited liability company

IMPRIMISRX, LLC,
a Delaware limited liability company

IMPRIMIS NJOF, LLC,
a New Jersey limited liability company

IMPRIMISRX NJ, LLC,
a New Jersey limited liability company

IMPRIMISRX NASHVILLE, LLC,
a Delaware limited liability company

By:	/s/ John Saharek
Name:	John Saharek
Title:	President

[Signature Page to First Amendment to Credit Agreement and Guaranty]

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Matthew Stewart
Name:	Matthew Stewart
Title:	Managing Director

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement and Guaranty]

LENDERS:

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Matthew Stewart
Name:	Matthew Stewart
Title:	Managing Director

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

OAKTREE SPECIALITY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Matthew Stewart
Name:	Matthew Stewart
Title:	Managing Director

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

OAKTREE STRATEGIC CREDIT FUND

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Matthew Stewart
Name:	Matthew Stewart
Title:	Managing Director

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement and Guaranty]

OAKTREE ROUTE 66 MULTI-STRATEGY FUND, L.P.

By:	Oaktree Route 66 Multi-Strategy Fund GP, L.P.
Its:	General Partner

By:	Oaktree Route 66 Multi-Strategy Fund GP, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Matthew Stewart
Name:	Matthew Stewart
Title:	Managing Director

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

OAKTREE AZ STRATEGIC LENDING FUND, L.P.

By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Matthew Stewart
Name:	Matthew Stewart
Title:	Authorized Signatory

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement and Guaranty]

OAKTREE LOAN ACQUISITION FUND, L.P.

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Matthew Stewart
Name:	Matthew Stewart
Title:	Authorized Signatory

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Authorized Signatory

OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.

By:	Oaktree Life Sciences Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Matthew Stewart
Name:	Matthew Stewart
Title:	Authorized Signatory

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement and Guaranty]

OLAF Senior Lending SPV, LLC

By:	Oaktree Loan Acquisition Fund, L.P.
Its:	Managing Member

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Matthew Stewart
Name:	Matthew Stewart
Title:	Authorized Signatory

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement and Guaranty]

Conformed through First Amendment, dated as of July 18, 2023

ANNEX A

AMENDED CREDIT AGREEMENT

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(continued)

CREDIT AGREEMENT AND GUARANTY

dated as of March 27, 2023,

as amended by that certain First Amendment to Credit Agreement and Guaranty   dated as of July 18, 2023

by and among

HARROW HEALTH, INC.,

as the Borrower,

THE SUBSIDIARY GUARANTORS FROM TIME TO TIME PARTY HERETO,

as the Guarantors,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

as the Lenders,

and

OAKTREE FUND ADMINISTRATION, LLC,

as the Administrative Agent

U.S. $112,500,000

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-iii-

(continued)

Section 7. REPRESENTATIONS AND WARRANTIES		69
7.01	Power and Authority	69
7.02	Authorization; Enforceability	70
7.03	Governmental and Other Approvals; No Conflicts	70
7.04	Financial Statements; Material Adverse Change	70
7.05	Properties	70
7.06	No Actions or Proceedings	72
7.07	Compliance with Laws and Agreements	73
7.08	Taxes	74
7.09	Full Disclosure	74
7.10	Investment Company Act and Margin Stock Regulation	75
7.11	Solvency	75
7.12	Subsidiaries	75
7.13	Excluded Subsidiaries	75
7.14	Material Agreements	75
7.15	Restrictive Agreements	75
7.16	Real Property	76
7.17	Pension Matters	76
7.18	Regulatory Approvals	76
7.19	[Reserved]	78
7.20	OFAC; Anti-Terrorism Laws	78
7.21	Anti-Corruption	78
7.22	Priority of Obligations	78
7.23	Royalty and Other Payments	78
7.24	Non-Competes	79
7.25	Reimbursement from Medical Reimbursement Programs	79

Section 8. AFFIRMATIVE COVENANTS		79
8.01	Financial Statements and Other Information	79
8.02	Notices of Material Events	82
8.03	Existence	84
8.04	Payment of Obligations	84
8.05	Insurance	84
8.06	Books and Records; Inspection Rights	84
8.07	Compliance with Laws and Other Obligations	85
8.08	Maintenance of Properties, Etc.	85
8.09	Governmental Licenses	85
8.10	Use of Proceeds	85
8.11	Certain Obligations Respecting Subsidiaries; Further Assurances	85
8.12	Termination of Non-Permitted Liens	87
8.13	Board Materials; Lender Calls	87
8.14	Maintenance of Regulatory Approvals, Contracts, Intellectual Property, Etc.	88
8.15	ERISA Compliance and Pension Plans	88
8.16	Cash Management	88
8.17	Post-Closing Obligations	89
8.18	Warrants	90
8.19	Certain Additional Rights of Lender (VCOC)	91

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(continued)

Section 9. NEGATIVE COVENANTS		91
9.01	Indebtedness	92
9.02	Liens	94
9.03	Fundamental Changes and Acquisitions	97
9.04	Lines of Business	98
9.05	Investments	98
9.06	Restricted Payments	101
9.07	Payments of Indebtedness	102
9.08	Change in Fiscal Year	103
9.09	Sales of Assets, Etc.	104
9.10	Transactions with Affiliates	105
9.11	Restrictive Agreements	105
9.12	Modifications and Terminations of Material Agreements and Organic Documents	106
9.13	Outbound Licenses	106
9.14	Sales and Leasebacks	106
9.15	Hazardous Material	106
9.16	Accounting Changes	107
9.17	Compliance with ERISA	107
9.18	Sanctions; Anti-Corruption Use of Proceeds	107
Section 10. FINANCIAL COVENANTS		107
10.01	Minimum Liquidity	107
10.02	Minimum Net Revenues	107
Section 11. EVENTS OF DEFAULT		108
11.01	Events of Default	108
11.02	Remedies	111
11.03	Additional Remedies	111
11.04	Minimum Net Revenues Covenant Cure	113
11.05	Payment of Yield Protection Premium and Exit Fee	114
Section 12. THE ADMINISTRATIVE AGENT		115
12.01	Appointment and Duties	115
12.02	Binding Effect	116
12.03	Use of Discretion	116
12.04	Delegation of Rights and Duties	117
12.05	Reliance and Liability	117
12.06	Administrative Agent Individually	119
12.07	Lender Credit Decision	119
12.08	Expenses; Indemnities	119
12.09	Resignation of the Administrative Agent	120
12.10	Release of Collateral or Guarantors	121
12.11	Additional Secured Parties	122
12.12	Agent May File Proofs of Claim	122
12.13	Acknowledgements of Lenders	123

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(continued)

Section 13. GUARANTY		126
13.01	The Guaranty	126
13.02	Obligations Unconditional	126
13.03	Discharge Only Upon Payment in Full.	128
13.04	Additional Waivers; General Waivers.	129
13.05	Reinstatement	130
13.06	Subrogation	130
13.07	Remedies	131
13.08	Instrument for the Payment of Money	131
13.09	Continuing Guarantee	131
13.11	General Limitations on Guarantee Obligations	132
Section 14. MISCELLANEOUS		132
14.01	No Waiver	132
14.02	Notices	132
14.03	Expenses, Indemnification, Etc.	133
14.04	Amendments, Etc.	134
14.05	Successors and Assigns	135
14.06	Survival	139
14.07	Captions	139
14.08	Counterparts, Effectiveness	139
14.09	Governing Law	139
14.10	Jurisdiction, Service of Process and Venue	140
14.11	Waiver of Jury Trial	140
14.12	Waiver of Immunity	140
14.13	Entire Agreement	141
14.14	Severability	141
14.15	No Fiduciary Relationship	141
14.16	Confidentiality	142
14.17	Interest Rate Limitation	142
14.18	Judgment Currency	142
14.19	USA PATRIOT Act	143
14.20	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	143
14.21	Certain ERISA Matters	144

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(continued)

SCHEDULES AND EXHIBITS

Schedule 1	-	Loans Schedule
Schedule 2	-	Minimum Net Revenues
Schedule 4	-	Products
Schedule 5	-	Refinanced Facility
Schedule 7.05(b)	-	Certain Intellectual Property
Schedule 7.06(a)	-	Litigation
Schedule 7.06(c)	-	Collective Bargaining Agreements
Schedule 7.08	-	Taxes
Schedule 7.12	-	Information Regarding Subsidiaries
Schedule 7.14	-	Material Agreements
Schedule 7.15	-	Restrictive Agreements
Schedule 7.16	-	Real Property Owned or Leased by Obligors
Schedule 7.17	-	Pension Matters
Schedule 7.18(c)	-	Adverse Findings
Schedule 7.23	-	Royalties and Other Payments
Schedule 9.01(b)	-	Existing Indebtedness
Schedule 9.02(b)	-	Existing Liens
Schedule 9.05(a)	-	Existing Investments
Schedule 9.09	-	Sale of Assets
Schedule 9.10	-	Transactions with Affiliates
Schedule 9.14	-	Existing Sales and Leasebacks

Exhibit A	-	Form of Assignment and Assumption
Exhibit B	-	Form of Borrowing Notice
Exhibit C	-	Form of Funding Date Certificate
Exhibit D	-	[Reserved]
Exhibit E	-	Form of Guarantee Assumption Agreement
Exhibit F	-	Form of Intercompany Subordination Agreement
Exhibit G	-	[Reserved]
Exhibit H	-	Form of Note
Exhibit I	-	Form of Warrant
Exhibit J-1	-	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-2	-	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-3	-	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-4	-	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit K	-	Form of Solvency Certificate
Exhibit L	-	Form of Compliance Certificate

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CREDIT AGREEMENT AND GUARANTY

CREDIT AGREEMENT AND GUARANTY, dated as of March 27, 2023 (this “Agreement”), among HARROW HEALTH, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower required to provide Guarantees from time to time hereunder, the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower has requested that the Lenders provide a senior secured term loan facility to the Borrower in an aggregate principal amount of $100,000,000, consisting of (a) a $65,000,000 Closing Date Tranche A Term Loan to be extended on the Closing Date and (b) an up to $35,000,000 Tranche B Term Loan to be extended on the Tranche B Funding Date;

WHEREAS, on the First Amendment Effective Date, the Borrower has requested that the Lenders provide a $12,500,000 Incremental Tranche A Term Loan to be extended on the Incremental Tranche A Funding Date, which Incremental Tranche A Term Loan will form a single tranche of Tranche A Term Loans with the Closing Date Tranche A Term Loan extended on the Closing Date; and

WHEREAS, the Lenders are willing, on the terms and subject to the conditions set forth herein, to provide such senior secured term loan facility.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. DEFINITIONS

Section 2. Certain Defined Terms. As used herein, the following terms have the following respective meanings:

“Acquisition” means any transaction, or any series of related transactions, by which any Person, directly or indirectly, by means of amalgamation, merger, purchase of assets, purchase of Equity Interests, exclusive licensing of Intellectual Property or otherwise, (i) acquires all or substantially all of the assets of any other Person, (ii) acquires an entire business line or unit or division of any other Person, (iii) with respect to any other Person that is managed or governed by a Board, acquires control of Equity Interests of such other Person representing more than fifty percent (50%) of the ordinary voting power (determined on a fully-diluted basis) for the election of directors of such Person’s Board, or (iv) acquires control of more than fifty percent (50%) of the Equity Interests in any other Person (determined on a fully-diluted basis) that is not managed by a Board.

“Administrative Agent” has the meaning set forth in the preamble hereto.

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“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any U.K. Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning set forth in the preamble hereto.

“ANDA” means (i) (x) an abbreviated new drug application (as defined in the FD&C Act) and (y) any similar application or functional equivalent relating to any new drug application applicable to or required by any non-U.S. Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to any of the foregoing.

“Anti-Terrorism Laws” means any laws relating to terrorism or money laundering, including, without limitation, (i) the Money Laundering Control Act of 1986 (e.g., 18 U.S.C. §§ 1956 and 1957), (ii) the Bank Secrecy Act of 1970 (e.g., 31 U.S.C. §§ 5311 – 5330), as amended by the Patriot Act, (iii) the laws, regulations and Executive Orders administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), (iv) the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 and implementing regulations by the United States Department of the Treasury, (v) any law prohibiting or directed against terrorist activities or the financing of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), or (vi) any similar laws enacted in the United States or any other jurisdictions in which the parties to this agreement operate, and all other present and future legal requirements of any Governmental Authority governing, addressing, relating to, or attempting to eliminate, terrorist acts and acts of war.

“Applicable Commitment” means the Closing Date Tranche A Commitment, the Incremental Tranche A Commitment or the Tranche B Commitment, as applicable.

“Applicable Funding Date” means the Closing Date, the Incremental Tranche A Funding Date or the Tranche B Funding Date, as applicable.

“Applicable Margin” means a percentage equal to 6.50%.

“Arm’s Length Transaction” means, with respect to any transaction, the terms of such transaction shall not be less favorable to the Borrower or any of its Subsidiaries than commercially reasonable terms that would be obtained in a transaction with a Person that is an unrelated third party.

“Asset Sale” has the meaning set forth in Section 9.09.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee of such Lender substantially in the form of Exhibit A, or such other form as agreed by the Administrative Agent.

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“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority or U.K. Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule; and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other Insolvency Proceedings).

“Bailee Letter” means a bailee letter substantially in the form of Exhibit F to the Security Agreement.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy.”

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Obligor or Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“BLA” means (i) (x) a biologics license application (as defined in the Public Health Service Act) to introduce, or deliver for introduction, a biologic product, including vaccines into commerce in the U.S., or any successor application or procedure and (y) any similar application or functional equivalent relating to biologics licensing applicable to or required by any non-U.S. Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to the foregoing.

“Board” means, with respect to any Person, the board of directors or equivalent management or oversight body of such Person or any committee thereof authorized to act on behalf of such board (or equivalent body).

“Borrower” has the meaning set forth in the preamble hereto.

“Borrowing” means the borrowing of the Loans on each Applicable Funding Date.

“Borrowing Notice” means a written notice substantially in the form of Exhibit B.

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“Bringdown Date” means each date on which a Loan is advanced pursuant to Section 2.01 and any other date the representations and warranties under the Loan Documents are required to be made (other than the Closing Date).

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks are not authorized or required to close in New York City.

“Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease or finance lease on a balance sheet of such Person under GAAP, and for the purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP. “Capital Lease Obligations” shall not include any obligations under a straight-line or operating lease (including any lease that would not have been a capital lease under GAAP prior to giving effect to Accounting Standards Codification 842, Leases).

“CATIONORM PLUS” (0.4ml x 30 Vials) is a hydrating and lubricating emulsion which protects the ocular surface and relieves the discomfort and irritation due to dry eye caused by prolonged use of contact lenses or environmental condition.

“Casualty Event” means the damage, destruction or condemnation, as the case may be, of property of the Borrower or any of its Subsidiaries in excess of $2,000,000.

“Change of Control” means

(a)	an event or series of events (i) as a result of which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Act, but excluding any of such person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any Plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all Equity Interests that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of thirty-five percent (35%) or more of the Equity Interests of the Borrower entitled to vote for members of the Board of the Borrower on a fully-diluted basis (and taking into account all such Equity Interests that such person or group has the right to acquire pursuant to any option right) or (ii) as a result of which, during any period of twelve (12) consecutive months, a majority of the members of the Board of the Borrower cease to be composed of individuals (A) who were members of such Board on the first day of such period, (B) who were elected, appointed or nominated to such Board, or whose election, appointment or nomination to such Board was approved, by individuals referred to in clause (A) above constituting at the time of such election, appointment, nomination or approval at least a majority of such Board or equivalent governing body or (C) who were elected, appointed or nominated to such Board, or whose election, appointment or nomination to such Board was approved, by individuals referred to in clauses (A) and (B) above constituting at the time of such election, appointment, nomination or approval at least a majority of such Board;

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(b)	except to the extent permitted by this Agreement, an event or series of events that results in the Borrower’s failure to own, directly or indirectly, beneficially and of record, one hundred percent (100%) of all issued and outstanding Equity Interests of each Subsidiary Guarantor (other than Visionology, Inc. and Visionology MSO, Inc.);

(c)	except to the extent permitted by this Agreement, an event or series of events that results in the Borrower’s failure to own, directly or indirectly, beneficially and of record, at least fifty-one percent (51%) of all issued and outstanding Equity Interests of each of Visionology, Inc. and Visionology MSO, Inc.; or

(d)	an event or series of events that results in the sale of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole.

“Claims” means (and includes) any claim, demand, complaint, grievance, action, application, suit, cause of action, order, charge, indictment, prosecution, judgement or other similar process, whether in respect of assessments or reassessments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel, and all costs incurred in investigating or pursuing any of the foregoing or any proceeding relating to any of the foregoing.

“Closing Date” means the date on which the conditions precedent specified in Section 6.01 are satisfied (or waived in accordance with Section 14.04).

“Closing Date Fee Letter” means the Fee Letter, dated the date of this Agreement, among the Borrower, Oaktree Capital Management, L.P. and the Administrative Agent.

“Closing Date Tranche A Commitment” means, with respect to each Lender, the obligation of such Lender to make Closing Date Tranche A Term Loans to the Borrower on the Closing Date in accordance with the terms and conditions of this Agreement, which commitment is in the amount set forth opposite such Lender’s name on Schedule 1 under the caption “Closing Date Tranche A Commitment”, as such Schedule may be amended from time to time pursuant to an Assignment and Assumption or otherwise. The aggregate amount of Closing Date Tranche A Commitments on the date of this Agreement equals $65,000,000.

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“Closing Date Tranche A Term Loans” has the meaning assigned to such term in Section 2.01(a)(i).

“CME” means CME Group Benchmark Administration Limited.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” means any real, personal and mixed property (including Equity Interests), whether tangible or intangible, in which Liens are granted or purported to be granted to the Administrative Agent as security for the Obligations under any Loan Document on or after the Closing Date, including future acquired or created assets or property (or collectively, all such real, personal and mixed property, as the context may require); provided, for the avoidance of doubt, “Collateral” shall not include any Excluded Assets (as defined in the Security Agreement).

“Commitment” means, with respect to each Lender, the obligation of such Lender to make Loans to the Borrower on the Closing Date, the Incremental Tranche A Funding Date or the Tranche B Funding Date, as applicable, in accordance with the terms and conditions of this Agreement, which commitment is in the amount set forth opposite such Lender’s name on Schedule 1 under the caption “Applicable Commitment”, as such Schedule may be amended from time to time pursuant to an Assignment and Assumption or otherwise pursuant to this Agreement. The aggregate amount of Commitments on the First Amendment Effective Date equals $47,500,000.

“Commitment Fee” has the meaning set forth in the Fee Letter.

“Commitment Termination Date” means (i) with respect to the Closing Date Tranche A Commitment, the Closing Date, (ii) with respect to the Incremental Tranche A Commitment, the earlier to occur of (x) the date the Incremental Tranche A Commitment is terminated pursuant to Section 3.04, (y) the termination of the Eyevance APA without the consummation of the Eyevance Acquisition and (z) August 8, 2023 and (iii) with respect to the Tranche B Commitment, the earlier to occur of (x) the date the Tranche B Commitment is terminated pursuant to Section 3.04 and (y) January 31, 2025.

“Company Competitor” means (i) any competitor of the Borrower or any of its Subsidiaries primarily operating in the same line of business as the Borrower or any of its Subsidiaries and (ii) any of such competitor’s Affiliates (other than any Person that is a bona fide debt fund primarily engaged in the making, purchasing, holding or other investing in commercial loans, notes, bonds or similar extensions of credit or securities in the Ordinary Course) that are either (x) identified by name in writing by the Borrower to the Administrative Agent from time to time or (y) clearly identifiable as an Affiliate of a competitor on the basis of such Affiliate’s name. Notwithstanding anything to the contrary contained in this Agreement, Administrative Agent shall not have any duty or obligation to carry out due diligence in order to identify or determine whether a Person would be a Company Competitor, and the Administrative Agent shall have no liability with respect to any assignment or participation made to a Company Competitor.

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“Compliance Certificate” has the meaning set forth in Section 8.01(c).

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with Term SOFR or any proposed Successor Rate, as applicable, any conforming changes to the definitions of “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods and other technical, administrative or operational matters) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Contracts” means any contract, license, lease, agreement, obligation, promise, undertaking, understanding, arrangement, document, commitment, entitlement or engagement under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied, and whether in respect of monetary or payment obligations, performance obligations or otherwise).

“Control” means, in respect of a particular Person, the possession by one or more other Persons, directly or indirectly, of the power to direct or cause the direction of the management or policies of such particular Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Agreement” has the meaning set forth in Section 8.16(a).

“Controlled Account” has the meaning set forth in Section 8.16(a).

“Copyright” means all copyrights (including with respect to published and unpublished works of authorship, software, website and mobile content, data, databases and other compilations of information), copyright registrations and applications for copyright registrations, including all renewals, restorations, reversions and extensions thereof and all other rights whatsoever accruing thereunder or pertaining thereto throughout the world.

“Credit Spread Adjustment” means 0.15% per annum.

“Cure Expiration Date” has the meaning set forth in Section 11.04.

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“Daily Simple SOFR” means with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).

“Default” means any Event of Default and any event that, upon the giving of notice, the lapse of time or both, would constitute an Event of Default.

“Default Rate” has the meaning set forth in Section 3.02(b).

“Defaulting Lender” means, subject to Section 2.07(b), any Lender, as determined by the Administrative Agent, that (a) has failed to perform any of its funding obligations hereunder, including with respect to any Closing Date Tranche A Commitments, Incremental Tranche A Commitments or any Tranche B Commitments, within three (3) Business Days of the date required to be funded by it hereunder, (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations hereunder, or (c) has (i) become the subject of an Insolvency Proceeding, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) become the subject of a Bail-In Action; provided, that, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interests in that Lender or any direct or indirect parent company thereof by a Governmental Authority. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (c) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.07(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and each Lender promptly following such determination.

“Deferred Acquisition Consideration” means any purchase price adjustments, royalty, earn-out, milestone payments, contingent or other deferred payments of a similar nature (including any non-compete payments and consulting payments) made in connection with any Permitted Acquisition, the Eyevance Acquisition or other acquisition or investment permitted under this Agreement.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of country- or territory-wide Sanctions.

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“Disqualified Equity Interests” means, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than solely for (i) Qualified Equity Interests and (ii) cash in lieu of fractional shares), including pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for (i) Qualified Equity Interests and (ii) cash in lieu of fractional shares), in whole or in part, (c) provides for the scheduled payments of dividends or other distributions in cash (other than the payment of cash in lieu of redemption of fractional shares) or other securities that would constitute Disqualified Equity Interests, or (d) is or becomes convertible into or exchangeable for (unless at the sole option of the issuer thereof) Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Maturity Date; provided, that, any Disqualified Equity Interests that would not constitute Disqualified Equity Interests but for provisions thereof giving holders thereof (or the holders of any security into or for which such Equity Interests are convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem or repurchase such Equity Interests upon the occurrence of a change in control (including for this purpose an asset sale that would require prepayment in full of the Obligations) occurring prior to the 91st day after the Maturity Date shall not constitute Disqualified Equity Interests if such right to redemption or repurchase is subject, to the satisfaction of the Administrative Agent in its reasonable discretion, to the prior payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been asserted) under the Loan Documents; provided, further, that, if such Equity Interests are issued pursuant to a plan for the benefit of employees of the Borrower or any Subsidiary or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because (i) such employee may deliver such Equity Interests to the Borrower and its Subsidiaries (or the Borrower or such Subsidiary withholds such Equity Interests) in satisfaction of any exercise price or tax withholding obligations with respect to such Equity Interests, or (ii) they may be required to be repurchased by Borrower or its Subsidiaries as a result of any such employee’s termination, death or disability.

“Distressed Debt Investor” means any investor or investment fund specializing in distressed debt and a majority of whose investment portfolio at all times consists of distressed debt. In no event shall any Oaktree Lender be deemed to be a Distressed Debt Investor. Notwithstanding anything to the contrary contained in this Agreement, Administrative Agent shall not have any duty or obligation to carry out due diligence in order to identify or determine whether a Person would be a Distressed Debt Investor, and the Administrative Agent shall have no liability with respect to any assignment or participation made to a Distressed Debt Investor.

“Division” has the meaning set forth in Section 1.04.

“Dollars” and “$” means lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is a corporation, limited liability company, partnership or similar business entity incorporated, formed or organized under the laws of the United States, any state of the United States or the District of Columbia.

“EBITDA” means the consolidated net income (or loss) of the Borrower and its Subsidiaries for such period, as determined in accordance with GAAP (a) increased, without duplication, by the following, in each case only to the extent deducted (and not added back or excluded) in determining consolidated net income (or loss) for such period: (i) stock-based compensation and expenses for such period, (ii) interest expense, net (for such period), (iii) taxes for such period, (iv) depreciation for such period, (v) amortization of intangible assets for such period, (vi) non-cash impairments of intangible assets for such period, (vii) investment losses for such period, solely to the extent such losses are limited to the Permitted Minority Investments, (viii) non-cash expenses for such period, (ix) cash expenses (other than cash expenses recorded in respect of acquired in-process research and development) for such period, not to exceed $2,000,000 in the aggregate during such period, and (x) cash expenses recorded in respect of acquired in-process research and development, not to exceed $3,000,000 in the aggregate during such period; and (b) decreased, without duplication, and to the extent included in arriving at consolidated net income (or loss): (i) investment gains for such period, to the extent such gains are from the Permitted Minority Investments, and (ii) non-cash gains for such period; provided that the calculation of EBITDA and all of the addbacks and components thereof shall be substantially consistent with how Adjusted EBITDA and such addbacks and components thereof were reported in the letter to stockholders dated November 14, 2022 from the Borrower to its stockholders.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Transferee” means and includes (a) any commercial bank or other institutional lender, (b) any insurance company, (c) any finance company, (d) any financial institution, (e) any Person that is a bona fide debt fund primarily engaged in the making, purchasing, holding or other investing in commercial loans, notes, bonds or similar extensions of credit or securities in the Ordinary Course, (f) with respect to any Lender, any of its Affiliates or such Lender’s or Affiliate’s managed funds or accounts, and (g) any other “accredited investor” (as defined in Regulation D of the Securities Act) that is principally in the business of managing investments or holding assets for investment purposes; provided that, an Eligible Transferee shall not include any Defaulting Lender, Company Competitor or Distressed Debt Investor; provided, further, that (i) the preceding proviso shall not apply retroactively to any Person that previously acquired an assignment or participation interest hereunder to the extent such Person was not a Defaulting Lender, Company Lender or a Distressed Debt Investor at the time of the applicable assignment or participation and (ii) the Administrative Agent shall not have any duty or obligation to carry out due diligence in order to identify or determine whether a Person would be excluded as an Eligible Transferee as a result of the application of the preceding proviso.

“Employee Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

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“Environmental Claims” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, information request, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (b) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (c) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment, arising out of a violation of Environmental Law or any Hazardous Materials Activity.

“Environmental Law” means all laws (including common law and any federal, state, provincial or local governmental law), rule, regulation, order, writ, judgment, notice, requirement, binding agreement, injunction or decree, whether U.S., or non-U.S. relating in any way to (a) environmental matters, including those relating to any Hazardous Materials Activity; (b) the generation, use, storage, transportation or disposal of Hazardous Materials; or (c) to the extent related to Hazardous Materials Activity, occupational safety and health, industrial hygiene, land use, natural resources or the protection of human, plant or animal health or welfare, in any manner applicable to the Borrower or any of its Subsidiaries or any Facility.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Obligor or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person (for purposes of this defined term, an “issuer”), all shares of, interests or participations in, or other equivalents in respect of such issuer’s capital stock, including all membership interests, partnership interests or equivalent, whether now outstanding or issued after the Closing Date, and in each case, however designated and whether voting or non-voting. Notwithstanding the foregoing, in no event shall any Indebtedness convertible or exchangeable into Equity Interests constitute “Equity Interests” hereunder.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, collectively, any Obligor, Subsidiary thereof, and any Person under common control, or treated as a single employer, with any Obligor or Subsidiary thereof, within the meaning of Section 414(b) or (c) of the Code.

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“ERISA Event” means (a) a reportable event as defined in Section 4043 of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event; (b) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Title IV Plan where an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following thirty (30) days; (c) a withdrawal by any Obligor or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Sections 4063 or 4064 of ERISA; (d) the withdrawal of any Obligor or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Section 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by any Obligor or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is insolvent pursuant to Section 4245 of ERISA; (e) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer Plan, but in the case of a multiple-employer plan or a Multiemployer Plan, only once notice has been received from the plan administrator; (f) the imposition of liability on any Obligor or any ERISA Affiliate thereof pursuant to Sections 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (g) the failure by any Obligor or any ERISA Affiliate thereof to make any required contribution to a Title IV Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Title IV Plan or the failure to make any required contribution to a Multiemployer Plan; (h) the determination that any Title IV Plan is considered an at-risk plan or a plan in endangered to critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA, but in the case of a multiple-employer plan or a Multiemployer Plan, only once notice has been received from the plan administrator; (i) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan; (j) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligor or any ERISA Affiliate thereof; (k) an application for a funding waiver under Section 303 of ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Title IV Plan, but in the case of a multiple-employer plan, only once notice has been received from the plan administrator; (l) the occurrence of a non-exempt prohibited transaction under Sections 406 or 407 of ERISA for which any Obligor or any Subsidiary thereof would reasonably be expected to be directly or indirectly liable; (m) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person for which any Obligor or any ERISA Affiliate thereof may be directly or indirectly liable; (n) the occurrence of an act or omission which would reasonably be expected to give rise to the imposition on any Obligor or any ERISA Affiliate thereof of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Sections 409, 502(c), (i) or (1) or 4071 of ERISA; (o) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, but in the case of a multiple-employer plan, only once notice has been received from the plan administrator, or against any Obligor or any Subsidiary thereof in connection with any such plan; (p) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Qualified Plan to fail to qualify for exemption from taxation under Section 501(a) of the Code that is not corrected under the IRS’s Employee Plans Compliance Resolution System (EPCRS), but in the case of a multiple-employer plan, only once notice has been received from the plan administrator; (q) the imposition of any lien (or the fulfillment of the conditions for the imposition of any lien) on any of the rights, properties or assets of any Obligor or any ERISA Affiliate thereof, in either case pursuant to Title I or IV, including Section 302(f) or 303(k) of ERISA or to Section 401(a)(29) or 430(k) of the Code; or (r) the establishment or amendment by any Obligor or any Subsidiary thereof of any “welfare plan”, as such term is defined in Section 3(1) of ERISA, that provides post-employment welfare benefits in a manner that would increase the liability of any Obligor, other than payment of premiums otherwise required by section 4980B of the Code.

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“ERISA Funding Rules” means the rules regarding minimum required contributions (including any installment payment thereof) to Title IV Plans, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Erroneous Payment” has the meaning assigned to it in Section 12.14(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 12.14(d).

“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 12.14(d).

“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 12.14(d).

“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 12.14(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default” has the meaning set forth in Section 11.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Accounts” means (a) deposit accounts exclusively used for payroll, payroll Taxes and other employee wage and benefit payments to or for the benefit of any Obligor’s employees; provided that the aggregate balance maintained in such deposit accounts does not exceed the amount necessary to make the next two immediate succeeding payrolls, payroll tax or benefit payments (and such minimum account as may be required by any applicable Law or the applicable financial institution with respect to such account), (b) zero balance accounts swept no less frequently than weekly to a Controlled Account (including any such account where payments pursuant to Medicaid, Medicare, TRICARE or other state or federal healthcare payor programs are deposited), (c) accounts (including trust accounts) used exclusively for bona fide escrow purposes, insurance or fiduciary purposes, (d) cash collateral for Permitted Liens and (e) any other deposit accounts only for so long as, in the case of this clause (e), the amounts of deposit therein do not exceed $500,000 in the aggregate.

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“Excluded Prepayment Amount” has the meaning set forth in Section 3.03(f).

“Excluded Subsidiaries” means any Immaterial Subsidiary.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (x) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivisions thereof) or (y) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (1) such Lender acquires such interest in the Loan or Commitment or (2) such Lender changes its lending office (in either case, other than pursuant to an assignment request by the Borrower under Section 5.04), except in each case to the extent that, pursuant to Section 5.03, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 5.03(f), and (iv) any withholding Taxes imposed under FATCA.

“Exit Fee” has the meaning assigned to such term in Section 3.05.

“Existing Notes” means, collectively (a) the Borrower’s 8.625% senior unsecured notes due 2026 and (b) the Borrower’s 11.875% senior unsecured notes due 2027.

“Existing Notes Indenture” means, collectively, (a) the Indenture, dated as of April 20, 2021, by and between the Borrower and U.S. Bank, National Association, as trustee, (b) the First Supplemental Indenture, dated as of April 20, 2021, by and between the Borrower and U.S. Bank, National Association, as trustee and (c) the Second Supplemental Indenture, dated as of December 20, 2022, by and between the Borrower and U.S. Bank, National Association, as trustee.

“Eyevance” means, collectively, Eyevance Pharmaceuticals, LLC, a Delaware limited liability company, and Santen S.A.S., a corporation organized and existing under the laws of France.

“Eyevance Acquired Assets” means, collectively, the Transferred Assets (as defined in the Eyevance APA), the License (as defined in the Eyevance License Agreement) and the Products (as defined in the Eyevance License Agreement).

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“Eyevance Acquisition” means the Acquisition of the Eyevance Acquired Assets; provided that:

(a) immediately prior to, and immediately after giving effect thereto, no Event of Default under any of Section 11.01(a), (b) or (h) shall exist, or would reasonably be expected to result therefrom;

(b) such Acquisition shall comply in all material respects with all applicable Laws and all applicable Governmental Approvals, on the terms and conditions set forth in the Eyevance Acquisition Agreements;

(c) on a Pro Forma Basis after giving effect to such Acquisition, the Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 10;

(d) the Deferred Acquisition Consideration for such Acquisition shall consist solely of (i) the Eyevance Milestone Payments in an aggregate amount not to exceed the sum of the amounts set forth in Sections 1.3(a)(ii) and (iii) of the Eyevance APA and Section 9.2 of the Eyevance License Agreement, (ii) a royalty in respect of VERKAZIA in the amount set forth in Section 9.3 of the Eyevance License Agreement and (iii) a royalty in respect of CATIONORM PLUS in the amount set forth in Section 9.3 of the Eyevance License Agreement;

(e) to the extent that all or any portion of the purchase price for any such Acquisition (including any Deferred Acquisition Consideration) is paid in Equity Interests, all such Equity Interests shall be Qualified Equity Interests;

(f) other than assets with respect to which the book value of such assets does not exceed $100,000 in the aggregate for such Acquisition, all of the assets acquired in such Acquisition (whether directly or through the Acquisition of any Person) shall be located in the U.S.;

(g) the Borrower shall provide to the Administrative Agent (i) at least three (3) Business Day’s prior written notice of the closing of such Acquisition, together with summaries, prepared in reasonable detail, of all due diligence conducted by or on behalf of the Borrower prior to such Acquisition, in each case subject to customary confidentiality restrictions, (ii) true, correct and complete copies of any amendments, supplements or other modifications to the Eyevance Acquisition Agreements, together with any related documents reasonably requested by the Administrative Agent, (iii) pro forma financial statements of the Borrower and its Subsidiaries (as of the last day of the most recently ended fiscal quarter prior to the date of consummation of such Acquisition for which financial statements are required to be delivered pursuant to Section 8.01(a) or (b)) after giving effect to such Acquisition (iv) subject to customary confidentiality restrictions, any other information reasonably requested (to the extent available), by the Administrative Agent and available to the Obligors and (v) a certificate of a Responsible Officer of the Borrower certifying as to the satisfaction of the requirements in clauses (a) through (g) of this definition of “Eyevance Acquisition” and attaching the items described in clause (g)(ii) and (g)(iii);

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(h) no Obligor or any of its Subsidiaries (including any acquired Person) shall, in connection with the Eyevance Acquisition, assume or remain liable with respect to (x) any Indebtedness of the related seller or the business, Person or assets acquired, except (i) to the extent permitted pursuant to Section 9.01(i) or Section 9.01(k), (ii) the Freshkote Royalty and (iii) the Zerivate License Obligations, (y) any Lien on any business, Person or assets acquired, except to the extent permitted pursuant to Section 9.02, (z) any other liabilities that are not Indebtedness (including Tax, ERISA and environmental liabilities) and that are not otherwise prohibited under this Agreement; provided that if such assumed liabilities exceed $5,000,000 in the aggregate (together with assumed liabilities described in clause (i) of the definition of “Permitted Acquisitions”), the Administrative Agent shall have consented in writing to the Eyevance Acquisition (such consent not to be unreasonably delayed, withheld, or conditioned). Any other such Indebtedness, liabilities or Liens not permitted to be assumed, continued or otherwise supported by any Obligor or Subsidiary thereof hereunder shall be paid in full or released within sixty (60) days of the acquisition date (or such longer period of time as agreed by the Administrative Agent in its reasonable discretion) as to the business, Persons or properties being so acquired on or before the consummation of the Eyevance Acquisition; and

(i) the Obligors shall promptly take all actions (including, without limitation, the delivery of shares of stock together with undated transfer powers executed in blank and the delivery of control agreements and other instruments, as applicable) as shall be required by the terms of the Security Documents or reasonably requested by the Administrative Agent to create, in favor of the Administrative Agent for the benefit of the Secured Parties, perfected security interests and Liens in such assets and other property (other than Excluded Assets (as defined in the Security Agreement)) of such Obligor as collateral security for the Obligations.

“Eyevance Acquisition Agreements” means, collectively, the Eyevance APA, the Eyevance License Agreement, and all other material related documents, in each case, as in effect on the First Amendment Effective Date, or as amended, restated, amended and restated, supplemented or otherwise modified in any manner not materially adverse to the interests of the Administrative Agent or the Lenders in their respective capacities as such, unless consented to in writing by the Administrative Agent and the Lenders; provided, that any increase in the consideration paid, whether in the form of Upfront Payment (as defined in the Eyevance APA), Lumpsum Payment (as defined in the Eyevance License Agreement), Deferred Acquisition Consideration or otherwise shall be deemed materially adverse to the Administrative Agent and the Lenders, in their respective capacities as such.

“Eyevance APA” means the Asset Purchase Agreement, dated as of the First Amendment Effective Date, by and between the Borrower, Harrow Eye, LLC, Harrow IP, LLC and Eyevance Pharmaceuticals LLC, a Delaware limited liability company, (including all schedules, annexes, exhibits and other attachments thereto), as in effect on the First Amendment Effective Date, or as amended, restated, amended and restated, supplemented or otherwise modified in any manner not materially adverse to the interests of the Administrative Agent or the Lenders in their respective capacities as such, unless consented to in writing by the Administrative Agent and the Lenders; provided, that any increase in the consideration paid, whether in the form of Upfront Payment (as defined in the Eyevance APA), Deferred Acquisition Consideration or otherwise shall be deemed materially adverse to the Administrative Agent and the Lenders, in their respective capacities as such.

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“Eyevance License Agreement” means the License Agreement, dated as of the First Amendment Effective Date, by and between the Borrower, Harrow Eye, LLC, Harrow IP, LLC and Santen S.A.S., a corporation organized and existing under the laws of France, (including all schedules, annexes, exhibits and other attachments thereto), as in effect on the First Amendment Effective Date, or as amended, restated, amended and restated, supplemented or otherwise modified in any manner not materially adverse to the interests of the Administrative Agent or the Lenders in their respective capacities as such, unless consented to in writing by the Administrative Agent and the Lenders; provided, that any increase in the consideration paid, whether in the form of Lumpsum Payment (as defined in the Eyevance License Agreement), Deferred Acquisition Consideration or otherwise shall be deemed materially adverse to the Administrative Agent and the Lenders, in their respective capacities as such.

“Eyevance Milestone Payments” means, collectively (a) the milestone payments described in Section 1.3(a)(ii) and (iii) of the Eyevance APA and (b) the Milestone Payments (as defined in the Eyevance License Agreement).

“Eyevance Specified Acquisition Agreement Representations” means each of the representations and warranties made by or with respect to Eyevance and the Eyevance Acquired Assets in the Eyevance Acquisition Agreements as are material to the interests of the Lenders, but only to the extent that the Borrower or any of its Subsidiaries has the right to terminate its or their respective obligations under the Eyevance Acquisition Agreements or otherwise decline to close the Eyevance Acquisition as a result of a breach of any such representation and warranty or any such representation and warranty not being accurate.

“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased or operated by any Obligor or any of its Subsidiaries.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FD&C Act” means the U.S. Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq. (or any successor thereto), as amended from time to time, and the rules, regulations and guidelines issued or promulgated thereunder.

“FDA” means the U.S. Food and Drug Administration and any successor entity.

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“Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate charged to three (3) major banks on such day on such transactions as determined by the Administrative Agent; provided, further, that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Fee Letter” means the collective reference to the Closing Date Fee Letter and the First Amendment Fee Letter.

“First Amendment” means the First Amendment to Credit Agreement and Guaranty, dated as of the First Amendment Effective Date, by and among the Borrower, the Guarantors party thereto, the Lenders Party thereto and the Administrative Agent.

“First Amendment Effective Date” means July 18, 2023.

“First Amendment Fee Letter” means the Fee Letter, dated the First Amendment Effective Date, between the Borrower and the Administrative Agent.

“FLAREX” (0.1% fluorometholone acetate ophthalmic suspension) is used to treat certain eye conditions due to inflammation or injury.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Freshkote Royalty” means the royalty described in Section 3.1.4(c) of that certain Asset Purchase Agreement, dated as of September 7, 2018, by and between the Borrower, Harrow Eye, LLC, and Harrow IP, LLC, as successors-by-assignment to Eyevance Pharmaceuticals LLC, a Delaware limited liability company, and Focus Laboratories, Inc., an Arkansas corporation, (including all schedules, annexes, exhibits and other attachments thereto), as in effect on the First Amendment Effective Date, or as amended, restated, amended and restated, supplemented or otherwise modified in any manner not materially adverse to the interests of the Administrative Agent or the Lenders in their respective capacities as such, unless consented to in writing by the Administrative Agent and the Lenders; provided that any increase in the amount of such royalty shall be deemed materially adverse to the interests of the Administrative Agent and the Lenders in their respective capacities as such.

“Funding Date Certificate” means a certificate substantially in the form of Exhibit C.

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“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination. All references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements delivered pursuant to Section 6.01(f).

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certification, accreditation, registration, provider or supplier number, HCPCS code, payment status, clearance or exemption that is issued or granted by or from (or pursuant to any act of) any Governmental Authority, including any application or submission related to any of the foregoing.

“Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any state, territory, county, city or other political subdivision of any country, in each case whether U.S., or non-U.S.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation (the “primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such primary obligations or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such primary obligations of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligations or (iv) as an account party in respect of any letter of credit or letter of guaranty (including any bank guarantee) issued to support such primary obligations; provided, that the term Guarantee shall not include (x) endorsements for collection or deposit and (y) guarantees of operating leases, in each case, in the Ordinary Course.

“Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit E by an entity that, pursuant to Section 8.11(a), is required to become a “Subsidiary Guarantor.”

“Guaranteed Obligations” has the meaning set forth in Section 13.01.

“Guarantor” means each Subsidiary Guarantor.

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“Guaranty” means the Guaranty made by the Guarantors under Section 13 in favor of the Secured Parties (including any Guaranty assumed by an entity that is required to become a “Subsidiary Guarantor” pursuant to a Guarantee Assumption Agreement).

“Hazardous Material” means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or would reasonably be expected to pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, release, threatened release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, recycling, disposition or handling of any Hazardous Materials, and any investigation, monitoring, corrective action or response action with respect to any of the foregoing.

“Healthcare Laws” means, collectively, all Laws and Product Authorizations applicable to the business, any Product or the Product Commercialization and Development Activities of any Obligor, whether U.S. or non-U.S., regulating the distribution, dispensing, compounding, importation, exportation, quality, manufacturing, sales, marketing, labeling, promotion and provision of and payment for drugs, biological products, or healthcare products, items and services, including, without limitation, the FD&C Act, the Social Security Act, the Federal Anti-Kickback Statute, the federal False Claims Act, the Stark Law, the PDMA, the Physician Payments Sunshine Act, the Civil Monetary Penalties Law, the exclusion laws, the Health Insurance Portability and Accountability Act of 1996 and all rules, regulations and guidance pertaining to or governing the Medicare and Medicaid programs, the TRICARE Program, federal employee health benefit plans and any other government healthcare programs; and all rules, regulations and guidance promulgated under or pursuant to any of the foregoing, including any state and non-U.S. equivalents.

“Hedging Agreement” means any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“IHEEZO” has the meaning set forth in Schedule 4.

“ILEVRO” has the meaning set forth in Schedule 4.

“Immaterial Subsidiary” means any Subsidiary of the Borrower that (i) individually constitutes or holds less than two and one half percent (2.5%) of the Borrower’s consolidated total assets and generates less than two and one half percent (2.5%) of the Borrower’s consolidated total revenue, and (ii) when taken together with all then existing Immaterial Subsidiaries, such Subsidiary and such Immaterial Subsidiaries, in the aggregate, would constitute or hold less than three percent (3%) of the Borrower’s consolidated total assets and generate less than three percent (3%) of the Borrower’s consolidated total revenue, in each case of the foregoing clauses as of the last day of, or for, the most recently ended fiscal period for which financial statements were required to have been delivered pursuant to Section 8.01(a) or (b); provided that, notwithstanding the foregoing, no Subsidiary that owns any Material Intellectual Property shall be an Immaterial Subsidiary.

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“IND” means (i) (x) an investigational new drug application (as defined in the FD&C Act) that is required to be filed with the FDA before beginning clinical testing in human subjects, or any successor application or procedure and (y) any similar application or functional equivalent relating to any investigational new drug application applicable to or required by any non-U.S. Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to the foregoing.

“Incremental Tranche A Availability Period” has the meaning set forth in the Loans Schedule.

“Incremental Tranche A Commitment” means with respect to each Lender, the obligation of such Lender to make Incremental Tranche A Term Loans to the Borrower on the Incremental Tranche A Funding Date in accordance with the terms and conditions of this Agreement, which commitment is in the amount set forth opposite such Lender’s name on Schedule 1 under the caption “Incremental Tranche A Commitment”, as such Schedule may be amended from time to time pursuant to an Assignment and Assumption or otherwise. The aggregate amount of Incremental Tranche A Commitments on the First Amendment Effective Date equals $12,500,000.

“Incremental Tranche A Funding Condition” has the meaning set forth in the Loans Schedule.

“Incremental Tranche A Funding Date” means the date on or prior to the expiration of the Incremental Tranche A Availability Period on which all conditions precedent set forth in Section 6.03 for the borrowing of Incremental Tranche A Term Loans are satisfied or waived in accordance with the terms of this Agreement.

“Incremental Tranche A Term Loans” has the meaning assigned to such term in Section 2.01(a)(i).

“Indebtedness” of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid (excluding interest penalties for late payments under commercial contracts entered into in the Ordinary Course and, for the avoidance of doubt, which commercial contracts do not relate to obligations for borrowed money or purchase money indebtedness), (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (v) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (A) any royalty payments or similar payments based on a percentage of sales under any such license or other agreement, (B) deferred compensation and accounts payable incurred in the Ordinary Course and not overdue by more than sixty (60) days or otherwise being disputed in good faith, and (C) any earn-out obligation until such earn-out obligation appears on such Person’s balance sheet in accordance with GAAP), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (vii) all Guarantees by such Person of Indebtedness of others, (viii) all Capital Lease Obligations of such Person, (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (x) obligations under any Hedging Agreement, currency swaps, forwards, futures or derivatives transactions, (xi) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (xii) all milestone and similar payments of such Person under any license or other agreements appearing on such Person’s balance sheet in accordance with GAAP (but excluding any such payments based on a percentage of sales under any such license or other agreement), (xiii) any Disqualified Equity Interests of such Person, and (xiv) all other obligations required to be classified as indebtedness of such Person under GAAP; provided that, notwithstanding the foregoing, Indebtedness shall not include (A) accrued expenses, deferred rent, deferred taxes, deferred compensation or customary obligations under employment agreements, or (B) any accounts payable existing as of the Closing Date that are classified as indebtedness in accordance with GAAP but have been overdue for more than two (2) years prior to the Closing Date and are not subject to collection attempts by the applicable payee, in an amount not to exceed $500,000 in the aggregate. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

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“Indemnified Party” has the meaning set forth in Section 14.03(b).

“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation and (ii) to the extent not otherwise described in clause (i), Other Taxes.

“Insolvency Proceeding” means (i) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, administration, re-arrangement, moratorium, liquidation, receivership, examinership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. federal or state, or foreign law, including the Bankruptcy Code.

“Intellectual Property” means all intellectual property or proprietary rights anywhere in the world, including all rights in or to Patents, Trademarks, Copyrights, and Technical Information.

“Intercompany Subordination Agreement” means a subordination agreement to be executed and delivered by each Obligor and each of its Subsidiaries, pursuant to which all obligations in respect of any Indebtedness owing to any such Person by an Obligor shall be subordinated to the prior payment in full in cash of all Obligations, such agreement to be in substantially the form attached hereto as Exhibit F.

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“Interest Period” means (a) the period commencing on and including the Closing Date and ending on and including the immediately subsequent Payment Date and (b) subsequently, each period commencing on and excluding the last day of the previous Interest Period for such Loan and ending on and including the immediately subsequent Payment Date.

“Interest Rate” means, for any Interest Period, a rate per annum equal to the sum of (a) the Applicable Margin plus (b) Three-Month Term SOFR, as may be increased pursuant to Section 3.02(b).

“Invention” means any novel, inventive or useful art, apparatus, method, process, machine (including any article or device), manufacture or composition of matter, or any novel, inventive and useful improvement in any art, method, process, machine (including article or device), manufacture or composition of matter.

“Investment” means, for any Person: (i) the acquisition (whether for cash, property, services or securities or otherwise) of any debt or Equity Interests, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (ii) the making of any deposit with, or advance, loan, assumption of debt or other extension of credit to, or capital contribution in any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days arising in connection with the sale of inventory or supplies by such Person in the Ordinary Course; or (iii) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person. The amount of an Investment shall be the amount actually invested (which, in the case of any Investment constituting the contribution of an asset or property, shall be based on such Person’s good faith estimate of the fair market value of such asset or property at the time such Investment is made), less the amount of cash received or returned for such Investment, without adjustment for subsequent increases or decreases in the value of such Investment or write-ups, write-downs or write-offs with respect thereto; provided that in no event shall such amount be less than zero or increase any basket or amount pursuant to Section 9.05 above the fixed amount set forth therein.

“IOPIDINE” has the meaning set forth in Schedule 4.

“IRS” means the U.S. Internal Revenue Service or any successor agency, and to the extent relevant, the U.S. Department of the Treasury.

“Joint Venture” means a joint venture, partnership or other similar arrangement, in corporate, partnership or similar legal form with a Person other than Borrower or its Subsidiaries.

“Key Person” means each of the Chief Financial Officer of Borrower, the Chief Executive Officer of Borrower and the Chief Commercial Officer of Borrower, which as of the Closing Date are Andrew Boll, Mark Baum, and John Saharek, respectively.

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“Key Person Event” means, at any time, two (2) or more Key Persons cease to be employed by the Borrower, and Borrower shall fail, within one hundred eighty (180) days (or such longer period as the Administrative Agent may accept in its sole discretion) of the date that each such Person ceases to serve in such capacity, to appoint a replacement for such Person reasonably acceptable to the Administrative Agent. A Key Person shall be deemed not employed if they have resigned or provided notice of resignation or any period they are subject to any “gardening” or similar leave.

“Landlord Consent” means, with respect to locations in the United States, a Landlord Consent substantially in the form attached to the Security Agreement, or with respect to locations in and outside of the United States, a landlord consent or similar document in form and substance satisfactory to the Administrative Agent.

“Law” means, collectively, all U.S. and non-U.S. federal, state, provincial, territorial, municipal or local statute, treaty, rule, guideline, regulation, ordinance, code or administrative or judicial precedent or authority, including any interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lenders” has the meaning set forth in the preamble hereto.

“Lien” means (a) any mortgage, lien, license, pledge, hypothecation, charge, security interest, or other encumbrance of any kind or character whatsoever, whether or not filed, recorded or otherwise perfected under applicable Law, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way, option or adverse claim (of ownership or possession) (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any other encumbrance on title to real property, any option or other agreement to sell, or give a security interest in, such asset and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes of any jurisdiction)) or any preferential arrangement that has the practical effect of creating a security interest and (b) in the case of Equity Interests, any purchase option, call or similar right of a third party with respect to such Equity Interests.

“Loan” means each loan advanced by a Lender pursuant to Section 2.01.

“Loan Documents” means, collectively, this Agreement, the Notes, the First Amendment, the Security Documents, the Perfection Certificate, the Closing Date Fee Letter, the First Amendment Fee Letter, any Guarantee Assumption Agreement, the Intercompany Subordination Agreement, and any subordination agreement, intercreditor agreement or other present or future document, instrument, agreement or certificate delivered to the Administrative Agent (for itself or for the benefit of any other Secured Party) in connection with this Agreement or any of the other Loan Documents, in each case, as amended or otherwise modified.

“Loans Schedule” means Schedule 1 attached hereto.

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“Loss” means judgments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel on a full indemnity basis, and all costs incurred in investigating or pursuing any Claim or any proceeding relating to any Claim.

“Majority Lenders” means, at any time, Lenders having at such time in excess of fifty percent (50%) of the aggregate unused Commitments then in effect and the outstanding principal amount of the Loans at such time; provided, that, so long as the Oaktree Lenders own at least twenty-five percent (25%) of the aggregate unused Commitments then in effect and the outstanding principal amount of the Loans at such time, the consent of the Oaktree Lenders shall be required to constitute the Majority Lenders. The Commitments of any Defaulting Lender shall be disregarded in determining Majority Lenders at any time.

“Make-Whole Discounted Value” means the amount obtained by discounting all Make-Whole Remaining Scheduled Payments with respect to the principal amount of such Loan being paid or prepaid to the Maturity Date, as determined by the Administrative Agent at a discount factor equal to the Make-Whole Reinvestment Yield.

“Make-Whole Remaining Scheduled Payments” means all interest payments on the principal amount of the Loan being paid or prepaid that would be due on or prior to the Maturity Date with respect to such amount.

“Make-Whole Reinvestment Yield” means, as determined by the Administrative Agent, 0.50% over the yield to maturity of the most recently issued United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (or is obtainable from the Federal Reserve System’s Data Download Program as of the date of such H.15) that has become publicly available at least two Business Days prior to such date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such date of payment or prepayment to the Maturity Date; provided, that if the period from such date payment or prepayment to the Maturity Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

“Mandatory Prepayment” has the meaning set forth in Section 3.03(b)(i)(A).

“Margin Stock” means “margin stock” within the meaning of Regulations U and X.

“Material Adverse Change” and “Material Adverse Effect” mean a material adverse change in or effect on (i) the business, financial performance, operations, financial condition, assets or liabilities of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Obligors, taken as a whole, to perform their payment obligations under the Loan Documents, as and when due, (iii) the legality, validity, binding effect or enforceability of any Loan Document or (iv) the rights, remedies and benefits available to, or conferred upon, the Administrative Agent or the Secured Parties under any Loan Document.

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“Material Agreement” means any Contract required to be disclosed (including amendments thereto) under regulations promulgated under the Securities Act of 1933 or Securities Exchange Act of 1934, as may be amended.

“Material Environmental Liability” means any Environmental Liability that has had or would reasonably be expected to have a Material Adverse Effect.

“Material Indebtedness” means, at any time (a) the Existing Notes and (b) any other Indebtedness of any Obligor or Subsidiary thereof, the outstanding principal amount of which, individually or in the aggregate, exceeds $5,000,000.

“Material Intellectual Property” means all Intellectual Property, whether currently owned by (or purported to be owned by), or subject to a license, covenant not to sue or similar right or immunity to (or purported to be subject to a license, covenant not to sue or similar right or immunity to) the Borrower or any of its Subsidiaries, or acquired, developed, obtained by, or otherwise subject to a license, covenant not to sue or similar right or immunity to the Borrower or any of its Subsidiaries after the date hereof that is, in each case, material to the current, planned, or anticipated business of the Borrower or any of its Subsidiaries. As of the Closing Date, Material Intellectual Property includes all Intellectual Property material to any Product (including Product Commercialization and Development Activities with respect to such Products).

“Material Product Authorizations” means any and all Product Authorizations, in each case, necessary to be held or maintained by, or for the benefit of, any Obligor or any of its Subsidiaries for any Product Commercialization and Development Activities that is, in each case, material to the current, planned, or anticipated business of the Borrower or any of its Subsidiaries.

“Material Subsidiary” means any Subsidiary of the Borrower that is not an Immaterial Subsidiary.

“Maturity Date” means January 19, 2026.

“MAXIDEX” has the meaning set forth in Schedule 4.

“MAXITROL” has the meaning set forth in Schedule 4.

“Medicaid” means that government-sponsored entitlement program under Title XIX, P.L. 89-97 of the Social Security Act, which provides federal grants to states for medical assistance based on specific eligibility criteria, as set forth on Section 1396, et seq. of Title 42 of the United States Code.

“Medicare” means that government-sponsored insurance program under Title XVIII, P.L. 89-97, of the Social Security Act, which provides for a health insurance system for eligible elderly and disabled individuals, as set forth at Section 1395, et seq. of Title 42 of the United States Code.

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“Melt Note” means that certain Secured Term Note dated September 1, 2021 in the original principal amount of $13,500,000 (as has been and may be further increased by PIK interest) by Melt Pharmaceuticals, Inc. in favor of Borrower.

“Minimum Liquidity Amount” means $15,000,000.

“Minimum Net Revenues” means, with respect to each date that the Minimum Net Revenues Covenant is tested, (i) if the first TRIESENCE Commercial Batch Release (as defined in the Novartis Purchase Agreement) has not occurred prior to such date for sales and marketing in the United States, the amount set forth on Schedule 2 under the caption “Minimum Net Revenues (Excluding TRIESENCE)” and (ii) if the first TRIESENCE Commercial Batch Release (as defined in the Novartis Purchase Agreement) has occurred prior to such date for sales and marketing in the United States, the amount set forth on Schedule 2 under the caption “Minimum Net Revenues (Including TRIESENCE)”.

“Minimum Net Revenues Covenant” has the meaning set forth in Section 10.02.

“Minimum Net Revenues Cure Right” has the meaning set forth in Section 11.04.

“MOXEZA” has the meaning set forth in Schedule 4.

“Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise.

“NATACYN” (5% natamycin) is indicated for the treatment of fungal blepharitis, conjunctivitis, and keratitis caused by susceptible organisms including Fusarium solani keratitis e.

“NDA” means (i) (x) a new drug application (as defined in the FD&C Act) and (y) any similar application or functional equivalent relating to any new drug application applicable to or required by any non-U.S. country, jurisdiction or Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to any of the foregoing.

“NEVANAC” has the meaning set forth in Schedule 4.

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“Net Cash Proceeds” means, (i) with respect to any Casualty Event experienced or suffered by any Obligor or any of its Subsidiaries, the amount of cash proceeds received from time to time by or on behalf of such Person in respect thereof after deducting therefrom only (w) reasonable costs and expenses related thereto incurred by such Obligor or such Subsidiary in connection therewith, (x) Taxes (including transfer Taxes or net income Taxes) paid or reasonably estimated to be payable in connection therewith, (y) reasonable reserves established for liabilities estimated to be payable in respect of such Casualty Event and deposited into escrow with a third party escrow agent on terms reasonably acceptable to the Administrative Agent or set aside in a separate deposit account that is subject to a Control Agreement in favor of the Administrative Agent and (z) any amounts required to be used to prepay Permitted Indebtedness pursuant to Sections 9.01(i) and 9.01(k) secured by the assets subject to such Casualty Event (other than (A) Indebtedness owing to the Administrative Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset); and (ii) with respect to any Asset Sale by any Obligor or any of its Subsidiaries, the amount of cash proceeds received from time to time by or on behalf of such Person in respect thereof after deducting therefrom only (w) reasonable costs and expenses related thereto incurred by such Obligor or such Subsidiary in connection therewith, (x) Taxes (including transfer Taxes or net income Taxes) paid or reasonably expected to be payable in connection therewith, (y) reasonable reserves established for liabilities estimated to be payable in respect of such Asset Sale and deposited into escrow with a third party escrow agent on terms reasonably acceptable to the Administrative Agent or set aside in a separate deposit account that is subject to a Control Agreement in favor of the Administrative Agent and (z) any amounts required to be used to prepay Permitted Indebtedness pursuant to Sections 9.01(i) and 9.01(k) secured by the assets subject to such Asset Sale (other than (A) Indebtedness owing to the Administrative Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset); provided that, in each case of clauses (i) and (ii), costs and expenses shall only be deducted to the extent, that the amounts so deducted are (x) actually paid or payable to a Person that is not an Affiliate of any Obligor or any of its Subsidiaries and (y) properly attributable to such Casualty Event or Asset Sale, as the case may be.

“Net Revenues” means, for any period, the consolidated net revenue of Borrower and its Subsidiaries derived from pharmaceutical and device products, as determined in accordance with GAAP (as the same is in effect on the Closing Date and without giving effect to any subsequent amendments thereto); provided that in no event shall Net Revenues include any upfront and milestone payments or similar non-recurring payment made in connection with any commercial contract received by such Borrower or Subsidiary.

“Net Revenues Cure Payment” means, with respect to any fiscal quarter of the Borrower to which the Minimum Net Revenues Covenant applies, the greatest of (i) the Net Revenues Shortfall Amount, (ii) 10.0% of the outstanding principal amount of the Obligations and (iii) $10,000,000.

“Net Revenues Shortfall Amount” means, with respect to any fiscal quarter of the Borrower to which the Minimum Net Revenues Covenant applies, the amount (if any) by which the Minimum Net Revenues for such fiscal quarter exceed the Net Revenues for such fiscal quarter.

“NJ Reinvestment” has the meaning set forth in Section 3.03(b)(i)(C).

“Note” means a promissory note, in substantially the form of Exhibit H hereto, executed and delivered by the Borrower to any Lender in accordance with Section 2.04.

“Notice of Intent to Cure Net Revenues Covenant” has the meaning set forth in Section 11.04.

“Novartis Milestone Payment” means the “Additional Consideration” as defined in the Novartis Purchase Agreement.

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“Novartis Purchase Agreement” means the Asset Purchase Agreement, dated as of December 13, 2022, among the Borrower, Harrow Eye, LLC, Harrow IP, LLC, Novartis Technology, LLC and Novartis Innovative Therapies AG, as in effect on the Closing Date, or as amended, restated, amended and restated, supplemented or otherwise modified in any manner not adverse in any material respect to the Administrative Agent and the Lenders.

“NY UCC” means the UCC as in effect from time to time in the State of New York.

“Oaktree Lender” means any Lender that is an Affiliate or managed fund or account of Oaktree Capital Management, L.P.

“Obligations” means, with respect to any Obligor, all amounts, obligations, liabilities, covenants and duties of every type and description owing by such Obligor to any Secured Party (including all Guaranteed Obligations) or any other indemnitee hereunder or any participant, in each case, arising out of, under, or in connection with, any Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including, without duplication, (i) if such Obligor is the Borrower, all Loans, (ii) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (iii) all other fees, expenses (including fees, charges and disbursement of counsel), interest, Commitment Fees, Yield Protection Premium, Exit Fee, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Obligor under any Loan Document. Notwithstanding the foregoing, amounts, obligations and liabilities under the Warrants or any other right to invest in the Equity Interests of the Borrower shall not be included in the defined term “Obligations.”

“Obligors” means, collectively, the Borrower and the Subsidiary Guarantors and their respective successors and permitted assigns.

“OFAC” has the meaning assigned to such term in the definition of “Anti-Terrorism Laws”.

“Ordinary Course” means ordinary course of business or ordinary trade activities that are customary for similar businesses in the normal course of their ordinary operations and not while in financial distress.

“Organic Document” means, for any Person, such Person’s formation documents, including, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to such Person’s Equity Interests, or any equivalent document of any of the foregoing.

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“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.04).

“Participant” has the meaning set forth in Section 14.05(e).

“Participant Register” has the meaning set forth in Section 14.05(e).

“Patents” means all patents and patent applications, including the Inventions and improvements described and claimed therein, the reissues, divisionals, continuations, renewals, extensions, and continuations in part thereof, and all rights whatsoever accruing thereunder or pertaining to the foregoing throughout the world.

“Patriot Act” has the meaning set forth in Section 14.19.

“Payment Date” means (i) the last Business Day of each March, June, September and December of each year, commencing on the first such date to occur after the Closing Date; and (ii) the Maturity Date.

“Payment Recipient” has the meaning assigned to it in Section 12.13(a).

“Payor” means any health care insurance and other similar programs under which the Obligor or any of its Subsidiaries are directly or indirectly receiving payments, including any federal or state healthcare program, Medicare, Medicaid, the TRICARE program, the Veterans Health Administration, private or commercial insurance programs, third-party administrators, preferred provider organizations, managed care organizations, health maintenance organizations, health plans, self-insured health plans, or any fiscal intermediary or contractor of any of the foregoing.

“PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“PDMA” means the Prescription Drug Marketing Act of 1987, 21 U.S.C. §§ 321 et seq. (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder.

“Perfection Certificate” means the Perfection Certificate, delivered pursuant to Section 6.01(h) to the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

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“Permitted Acquisition” means any Acquisition by the Borrower or any of its Subsidiaries, whether by purchase, merger or otherwise; provided that:

(a) immediately prior to, and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would reasonably be expected to result therefrom;

(b) such Acquisition shall comply in all material respects with all applicable Laws and all applicable Governmental Approvals;

(c) in the case of any Acquisition of Equity Interests of another Person, after giving effect to such Acquisition, all Equity Interests of such other Person acquired by any Subsidiary of the Borrower shall be owned, directly or indirectly, beneficially and of record, by the Borrower or any of its Subsidiaries, and the Borrower shall cause such acquired Person to satisfy each of the actions set forth in Section 8.11 as and when required by such Section;

(d) on a Pro Forma Basis after giving effect to such Acquisition, the Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 10;

(e) to the extent that all or any portion of the purchase price (including reasonable estimates of any Deferred Acquisition Consideration) for any such Acquisition is paid in cash, the amount thereof shall not exceed (x) $5,000,000 plus (y) the amount of any substantially concurrent contributions to the common equity of the Borrower; provided that (i) any such contribution must be used within thirty (30) days of such contribution to pay the acquisition costs of such Permitted Acquisition, (ii) the Administrative Agent’s prior written consent (which shall not be unreasonably delayed, withheld, or conditioned) shall be required if the amount of any such common equity contribution exceeds $20,000,000 in the aggregate with any other such Acquisitions in any fiscal year;

(f) to the extent that all or any portion of the purchase price for any such Acquisition is paid in Equity Interests, all such Equity Interests shall be Qualified Equity Interests;

(g) (i) any Person acquired in such Acquisition shall be formed or organized, as applicable, in the U.S. or any state thereof, and (ii) other than assets with respect to which the book value of such assets does not exceed $100,000 in the aggregate for such Acquisition, all of the assets acquired in such Acquisition (whether directly or through the Acquisition of any Person) shall be located in the U.S.;

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(h) in the case of any such Acquisition that has a purchase price (including reasonable estimates of any Deferred Acquisition Consideration) in excess of $5,000,000, (A) the Borrower shall provide to the Administrative Agent (i) at least ten (10) Business Day’s prior written notice of any such Acquisition, together with summaries, prepared in reasonable detail, of all due diligence conducted by or on behalf of the Borrower or the applicable Subsidiary, as applicable, prior to such Acquisition, in each case subject to customary confidentiality restrictions, (ii) subject to customary confidentiality restrictions, a copy of the draft purchase agreement related to the proposed Acquisition (and any related documents reasonably requested by the Administrative Agent), (iii) pro forma financial statements of the Borrower and its Subsidiaries (as of the last day of the most recently ended fiscal quarter prior to the date of consummation of such Acquisition for which financial statements are required to be delivered pursuant to Section 8.01(a) or (b)) after giving effect to such Acquisition, and (iv) subject to customary confidentiality restrictions, any other information reasonably requested (to the extent available), by the Administrative Agent and available to the Obligors and (B) to the extent the cash purchase price exceeds $5,000,000, the Administrative Agent shall have consented in writing to such Acquisition (such consent not to be unreasonably delayed, withheld, or conditioned); and

(i) no Obligor or any of its Subsidiaries (including any acquired Person) shall, in connection with any such Acquisition, assume or remain liable with respect to (x) any Indebtedness of the related seller or the business, Person or assets acquired, except to the extent permitted pursuant to Section 9.01(i) or Section 9.01(k), (y) any Lien on any business, Person or assets acquired, except to the extent permitted pursuant to Section 9.02, (z) any other liabilities that are not Indebtedness (including Tax, ERISA and environmental liabilities) and that are not otherwise prohibited under this Agreement; provided that if such assumed liabilities exceed $5,000,000 in the aggregate (together with assumed liabilities described in clause (h) of the definition of “Eyevance Acquisition”), the Administrative Agent shall have consented in writing to such Acquisition (such consent not to be unreasonably delayed, withheld, or conditioned). Any other such Indebtedness, liabilities or Liens not permitted to be assumed, continued or otherwise supported by any Obligor or Subsidiary thereof hereunder shall be paid in full or released within sixty (60) days of the acquisition date (or such longer period of time as agreed by the Administrative Agent in its reasonable discretion) as to the business, Persons or properties being so acquired on or before the consummation of such Acquisition.

“Permitted Cash Equivalent Investments” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States or any member states of the European Union or any agency or any state thereof having maturities of not more than two (2) years from the date of acquisition, (ii) commercial paper maturing no more than three-hundred sixty-five (365) days after the date of acquisition thereof and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (iii) certificates of deposit maturing no more than one (1) year after issue that are issued by any bank organized under the Laws of the United States, or any state thereof, or the District of Columbia, or any U.S. branch of a foreign bank having, at the date of acquisition thereof, combined capital and surplus of not less than $500,000,000, (iv) any money market or similar funds that exclusively hold any of the foregoing, and (v) any other short term liquid investments approved in writing by the Administrative Agent in its sole discretion.

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“Permitted Hedging Agreement” means a Hedging Agreement entered into by any Obligor in such Obligor’s Ordinary Course for the purpose of hedging currency risks or interest rate risks (and not for speculative purposes) and (x) with respect to hedging currency risks, in an aggregate notional amount for all such Hedging Agreements not in excess of $10,000,000 and (y) with respect to hedging interest rate risks, in an aggregate notional amount for all such Hedging Agreements not in excess of 100% of the aggregate principal amount of Loans outstanding at such time.

“Permitted Indebtedness” means any Indebtedness permitted under Section 9.01.

“Permitted Licenses” means: (i) licenses of off-the-shelf software that is commercially available to the public, (ii) non-exclusive intercompany licenses or grants of rights for development, manufacture, production, commercialization (including commercial sales to end users), marketing, promotion, co-promotion, sales or distribution among the Obligors, (iii) any outbound non-exclusive license for the use of Intellectual Property of any Obligor for development, manufacture, production, commercialization (including commercial sales to end users), marketing, promotion, co-promotion, sales or distribution of any Product, in each case, entered into in the Ordinary Course; provided, that, with respect to each such license or grant described in this clause (iii), (A) no Event of Default has occurred or is continuing at the time such license or grant, or the agreement governing such license or grant is entered into and (B) such license or grant constitutes an Arm’s Length Transaction, the terms of which do not provide for a sale or assignment of Intellectual Property, (iv) any non-exclusive or exclusive license of Intellectual Property or technology or a grant of rights for development, manufacture, production, commercialization (including commercial sales to end users), marketing, co-promotion, sales, or distribution; provided that, with respect to each such license described in this clause (iv), (A) no Event of Default has occurred or is continuing at the time such license or grant, or the agreement governing such license or grant is entered into, (B) such license or grant constitutes an Arm’s Length Transaction, the terms of which do not provide for a sale or assignment of Intellectual Property, and (C) in the case of any exclusive license, any such license could not result in a legal transfer of the title of the licensed property but may be exclusive in respects other than territory and may be exclusive as to territory only as to discrete geographic areas and/or regions outside of the United States, and (v) other licenses to which the Administrative Agent shall have consented to in writing.

“Permitted Liens” means any Liens permitted under Section 9.02.

“Permitted Minority Investments” means the Borrower’s minority Investments in the Equity Interests of each of Eton Pharmaceuticals, Inc., Surface Pharmaceuticals, Inc., and Melt Pharmaceuticals, Inc. in existence as of the Closing Date and, with respect to the Equity Interests of Melt Pharmaceuticals, Inc., any additional Investments received in full or partial satisfaction of the Indebtedness evidenced by the Melt Note (as in existence on the Closing Date).

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“Permitted Refinancing” means, with respect to any Indebtedness permitted to be refinanced, extended, renewed or replaced hereunder, any refinancings, extensions, renewals and replacements of such Indebtedness; provided that such refinancing, extension, renewal or replacement shall not (i) increase the outstanding principal amount of the Indebtedness being refinanced, extended, renewed or replaced, except by an amount equal to accrued interest, any required prepayment premium, and customary fees and expenses reasonably incurred in connection therewith, (ii) contain terms relating to outstanding principal amount, amortization, maturity, collateral security (if any) or subordination (if any), or other material terms that, taken as a whole, are materially less favorable to the Obligors and their respective Subsidiaries or the Secured Parties than the terms of any agreement or instrument governing such existing Indebtedness, (iii) have an applicable interest rate which does not exceed the greater of (A) the rate of interest of the Indebtedness being replaced and (B) the then applicable market interest rate, (iv) contain any new requirement to grant any Lien or to give any Guarantee that was not an existing requirement of such Indebtedness and (v) after giving effect to such refinancing, extension, renewal or replacement, no Default or Event of Default shall have occurred or would reasonably be expected to occur as a result thereof.

“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

“Plan” means any employee pension benefit plan (as defined in Section 3(2) of ERISA) (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Prepayment Price” has the meaning set forth in Section 3.03(a)(i).

“Pro Forma Basis” shall mean, with respect to the calculation of any financial ratio, as of any date, that pro forma effect will be given to the Transactions, any Acquisition, any issuance, incurrence, assumption or permanent repayment of Indebtedness (including Indebtedness issued, incurred or assumed as a result of, or to finance, any relevant transaction and for which any such financial ratio is being calculated), all sales, transfers and other dispositions or discontinuance of any Subsidiary, line of business or division, or any conversion of a Subsidiary Guarantor to a non-Guarantor Subsidiary or of a non-Guarantor Subsidiary to a Subsidiary Guarantor, in each case that have occurred during the four consecutive fiscal quarter period of the Borrower being used to calculate such financial ratio (the “Reference Period”), or subsequent to the end of the Reference Period but prior to such date or prior to or simultaneously with the event for which a determination under this definition is made (including any such event occurring at an entity that became a Subsidiary after the commencement of the Reference Period), as if each such event occurred on the first day of the Reference Period.

“Product” means (i) those pharmaceutical or biological products (and described in reasonable detail) on Schedule 4 attached hereto as of the Closing Date, and updated as of the Incremental Tranche A Funding Date, and (ii) any material current or future pharmaceutical or biological product developed, compounded, distributed, dispensed, imported, exported, labeled, promoted, manufactured, licensed, marketed, sold or otherwise commercialized by any Obligor or any of its Subsidiaries, including any such product in development or which may be developed.

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“Product Authorizations” means any and all Governmental Approvals, whether U.S. or non-U.S. (including all applicable ANDAs, NDAs, BLAs, INDs, Product Standards, supplements, amendments, pre- and post- approvals, governmental price and reimbursement approvals and approvals of applications for regulatory exclusivity) of any Regulatory Authority, in each case, necessary to be held or maintained by, or for the benefit of, any Obligor or any of its Subsidiaries for the ownership, use or commercialization of any Product or for any Product Commercialization and Development Activities with respect thereto in any country or jurisdiction.

“Product Commercialization and Development Activities” means, with respect to any Product, any combination of research, development, testing, manufacture, formulation, import, use, sale, licensing, importation, exportation, shipping, storage, handling, design, labeling, marketing, promotion, supply, distribution, packaging, purchasing or other commercialization activities, receipt of payment in respect of any of the foregoing (including, without limitation, in respect of licensing, royalty or similar payments), or any similar or other activities the purpose of which is to commercially exploit such Product.

“Product Related Information” means, with respect to any Product, all books, records, lists, ledgers, files, manuals, correspondence, reports, plans, drawings, data and other information of every kind (in any form or medium), and all techniques and other know-how, owned or possessed by the Obligors or any of their respective Subsidiaries that are necessary or useful for any Product Commercialization and Development Activities relating to such Product, including (i) brand materials and packaging, customer targeting and other marketing, promotion and sales materials and information, referral, customer, supplier and other contact lists and information, product, business, marketing and sales plans, research, studies and reports, sales, maintenance and production records, training materials and other marketing, sales and promotional information and (ii) clinical data, information included or supporting any Product Authorization, any regulatory filings, updates, notices and correspondence (including adverse event and other pharmacovigilance and other post-marketing reports and information, etc.), technical information, product development and operational data and records, and all other documents, records, files, data and other information, used in connection with the Product Commercialization and Development Activities for such Product.

“Product Standards” means all safety, quality and other specifications and standards applicable to any Product, including all pharmaceutical, biological and other standards promulgated by Standards Bodies.

“Prohibited Payment” means any bribe, rebate, payoff, influence payment, kickback or other payment or gift of money or anything of value (including meals or entertainment) to any officer, employee or ceremonial office holder of any government or instrumentality thereof, political party or supra-national organization (such as the United Nations), any political candidate, any royal family member or any other person who is connected or associated personally with any of the foregoing that is prohibited under any Law for the purpose of influencing any act or decision of such payee in his official capacity, inducing such payee to do or omit to do any act in violation of his lawful duty, securing any improper advantage or inducing such payee to use his influence with a government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality.

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“Proportionate Share” means, with respect to any Lender, the percentage obtained by dividing (i) the sum of the Commitments (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of such Lender then in effect by (ii) the sum of the Commitments (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of all Lenders then in effect.

“Qualified Equity Interest” means, with respect to any Person, any Equity Interest of such Person that is not a Disqualified Equity Interest.

“Qualified Plan” means an employee pension benefit plan (as defined in Section 3(2) of ERISA) other than a Multiemployer Plan (i) that is or was at any time within the preceding five years maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has within the preceding five years ever made, or was within the preceding five years ever obligated to make, contributions, and (ii) that is intended to be tax qualified under Section 401(a) of the Code.

“Real Property Security Documents” means any Landlord Consents or Bailee Letters.

“Recipient” means any Lender or any other recipient of any payment to be made by or on account of any Obligation.

“Referral Source” has the meaning set forth in Section 7.07(b).

“Refinanced Facility” means, collectively, the Indebtedness of the Obligors as set forth on Schedule 5.

“Register” has the meaning set forth in Section 14.05(d).

“Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System, as amended.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as amended.

“Regulatory Authority” means any Governmental Authority, whether U.S. or non-U.S., that is concerned with or has regulatory or supervisory oversight with respect to any Product or any Product Commercialization and Development Activities relating to any Product, including the FDA and all equivalent Governmental Authorities, whether U.S. or non-U.S.

“Reinvestment” has the meaning set forth in Section 3.03(b)(i)(C).

“Reinvestment Period” has the meaning set forth in Section 3.03(b)(i)(B).

“Related Parties” has the meaning set forth in Section 14.16.

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“Resignation Effective Date” has the meaning set forth in Section 12.09.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any U.K. Financial Institution, a U.K. Resolution Authority.

“Responsible Officer” of any Person means each of the president, chief executive officer, chief financial officer, general counsel and similar officer of such Person.

“Restricted Payment” means (i) any dividend or other distribution (whether in cash, Equity Interests or other property) with respect to any Equity Interests of any Obligor or any of its Subsidiaries, (ii) any payment (whether in cash, Equity Interests or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interests of any Obligor or any of its Subsidiaries, or on account of any return of capital to any Obligor’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment, or (iii) any payment of interest, principal or fees in respect of any Indebtedness owed by any Obligor or any of its Subsidiaries to an Affiliate of any Obligor or to a holder of more than ten percent (10%) of the Equity Interests of any Obligor or any of its Subsidiaries.

“Restrictive Agreement” means any Contract or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of any Obligor or any of its Subsidiaries to create, incur or permit to exist any Lien upon any of its properties or assets (other than (x) customary provisions in Contracts restricting the assignment thereof (including, without limitation, any leases and in-bound licenses of Intellectual Property) and (y) restrictions or conditions imposed by any Contract governing secured Permitted Indebtedness permitted under Section 9.01(i), to the extent that such restrictions or conditions apply only to the property or assets securing such Indebtedness), or (ii) the ability of any Subsidiary of an Obligor to make Restricted Payments to such Obligor or of any Obligor or any of its Subsidiaries to make or repay loans or advances to any other Obligor or to Guarantee Indebtedness of any other Obligor.

“Sanction” means any international economic or financial sanction or trade embargo imposed, administered or enforced from time to time by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union or its Member States, His Majesty’s Treasury or other relevant sanctions authority where the Borrower or any of its Subsidiaries is located or conducts business.

“Sanctioned Person” means, at any time, (i) any Person listed in any Sanctions-related list of designated Persons maintained by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union or its Member States, His Majesty’s Treasury or other relevant sanctions authority, (ii) any Person organized or resident in a Designated Jurisdiction or (iii) any Person fifty percent (50%) or more owned or is controlled by any such Person or Persons described in the foregoing clauses (i) or (ii).

“Scheduled Unavailability Date” has the meaning set forth in Section 5.05(a)(ii).

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“Secured Parties” means the Lenders, the Administrative Agent and any of their respective permitted transferees or assigns.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement, delivered pursuant to Section 6.01(h), among the Obligors and the Administrative Agent, granting a security interest in the Obligors’ Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties.

“Security Documents” means, collectively, the Security Agreement, each Short-Form IP Security Agreement, each Real Property Security Document, and each other security document, control agreement or financing statement required or recommended to perfect Liens in favor of the Secured Parties for purposes of securing the Obligations.

“Short-Form IP Security Agreements” means short-form Copyright, Patent or Trademark (as the case may be) security agreements, substantially in the form of Exhibit C, D and E to the Security Agreement, entered into by one or more Obligors in favor of the Secured Parties, each in form and substance reasonably satisfactory to the Administrative Agent (and as amended, modified or replaced from time to time).

“Solvent” means, as to any Person as of any date of determination, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured in the Ordinary Course, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature in the ordinary course and (iv) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Representations” means the representations and warranties set forth in Sections 7.01(i) and (iv), 7.02, 7.03, 7.10, 7.11, 7.20, 7.21 and 7.22.

“Standards Bodies” means any of the organizations that create, sponsor or maintain safety, quality or other standards, including FDA, USP, ISO, ANSI, CEN and SCC and the like.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (i) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, directly or indirectly, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more direct or indirect subsidiaries of the parent or by the parent and one or more direct or indirect subsidiaries of the parent. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

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“Subsidiary Guarantors” means each Subsidiary of the Borrower identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto and each Subsidiary of the Borrower that becomes, or is required to become, a “Subsidiary Guarantor” after the date hereof pursuant to Section 8.11.

“Successor Rate” has the meaning set forth in Section 5.05(a)(ii)(B).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Technical Information” means all (i) Product Related Information and (ii) all other know-how, information of a scientific, technical, or business nature in any form or medium, Invention disclosures, documented research, developmental, demonstration or engineering work, in each case that is proprietary, confidential, or that constitutes trade secrets under applicable Laws.

“Term SOFR” means for any Interest Period the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the Credit Spread Adjustment for such Interest Period.

“Term SOFR Replacement Date” has the meaning assigned to such term in Section 5.05(a)(ii)(A).

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“Termination Conditions” has the meaning set forth in Section 13.03.

“Three-Month Term SOFR” means a rate per annum equal to the greater of (i) two and three quarters percent (2.75%) per annum and (ii) the Term SOFR for a three-month interest period; provided, that if the Three-Month Term SOFR as so determined would be greater than six percent (6.00%) per annum, Three-Month Term SOFR shall be deemed to equal six percent (6.00%) per annum for purposes of this Agreement.

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“Title IV Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time within the preceding five years maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has within the preceding five years ever made, or was within the preceding five years obligated to make, contributions, and (ii) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA.

“TOBRADEX ST” (0.3% tobramycin and 0.05% dexamethasone) is a topical antibiotic and corticosteroid combination for steroid-responsive inflammatory ocular conditions for which a corticosteroid is indicated and where superficial bacterial ocular infection or a risk of bacterial ocular infection exists.

“Total Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness of the Borrower and its Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions, any Permitted Acquisition or the Eyevance Acquisition), consisting of Indebtedness for borrowed money, Capital Lease Obligations and debt obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; provided that Total Debt shall not include (x) obligations under Hedging Agreements entered into in the Ordinary Course and not for speculative purposes or (y) undrawn letters of credit.

“Total Leverage Ratio” means, at any time of determination, the ratio of (a) Total Debt at such time to (b) EBITDA of the Borrower and its Subsidiaries for the four consecutive fiscal quarter period ended as of such date.

“Trademarks” means all trade names, trademarks and service marks, corporate names, logos, Internet domain names and other indicia of origin, in each case, whether or not registered, trademark and service mark registrations, and applications for trademark and service mark registrations, including (i) all renewals of trademark and service mark registrations and (ii) all rights whatsoever accruing thereunder or pertaining thereto throughout the world (including common law rights), together, in each case, with the goodwill associated therewith or symbolized thereby.

“Tranche A Term Loans” has the meaning assigned to such term in Section 2.01(a)(i).

“Tranche B Availability Period” has the meaning set forth in the Loans Schedule.

“Tranche B Commitment” means, with respect to each Lender, the obligation of such Lender to make Tranche B Term Loans to the Borrower on the Tranche B Funding Date for Tranche B Term Loans in accordance with the terms and conditions of this Agreement, which commitment is in the amount set forth opposite such Lender’s name on Schedule 1 under the caption “Applicable Commitment” for Tranche B Term Loans, as such Schedule may be amended from time to time pursuant to an Assignment and Assumption, pursuant to the following sentence, or otherwise. The aggregate amount of Tranche B Commitments on the date of this Agreement equals $35,000,000; provided that, if the Tranche B Funding Date does not occur on or prior to March 27, 2024, the Tranche B Commitment shall automatically, and without any further action of any Person, be reduced to $30,000,000, and Schedule 1 shall be deemed amended to reflect such reduction, and to reduce each Lender’s Tranche B Commitment set forth in Schedule 1 on a pro rata basis.

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“Tranche B Funding Condition” has the meaning set forth in the Loans Schedule.

“Tranche B Funding Date” means the date on or prior to the expiration of the Tranche B Availability Period on which all conditions precedent set forth in Section 6.02 for the borrowing of Tranche B Term Loans are satisfied or waived in accordance with the terms of this Agreement.

“Tranche B Term Loans” has the meaning assigned to such term in Section 2.01(a)(ii).

“Transactions” means (a) the negotiation, preparation, execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is (or is intended to be) a party, the making of the Loans hereunder, and all other transactions contemplated pursuant to this Agreement and the other Loan Documents, including the creation of the Liens pursuant to the Security Documents and (b) the payment of all fees and expenses incurred or paid by the Obligors in connection with the foregoing.

“UCC” means, with respect to any applicable jurisdictions, the Uniform Commercial Code as in effect in such jurisdiction, as may be modified from time to time.

“TRIESENCE” has the meaning set forth in Schedule 4.

“U.K. Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“U.K. Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution.

“United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.

“U.S. Government Securities Business Day” means any day, except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

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“U.S. Person” means a “United States Person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f)(ii)(B)(3).

“VCOC Lender” has the meaning assigned to such term in Section 8.19.

“VERKAZIA” (0.1% cyclosporine ophthalmic emulsion) is an eye drop that helps control the ongoing inflammation of vernal keratoconjunctivitis.

“VIGAMOX” has the meaning set forth in Schedule 4.

“Warrant” means each Warrant (if any) delivered pursuant to Section 8.18 in substantially the form attached hereto as Exhibit I, as amended, replaced or otherwise modified pursuant to the terms thereof.

“Withholding Agent” means the Borrower and the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any U.K. Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

“Yield Protection Premium” means with respect to any prepayment of all or any portion of the Loans, whether by optional or mandatory prepayment, acceleration or otherwise, an amount equal to the Make-Whole Discounted Value of the Make-Whole Remaining Scheduled Payments as calculated by the Administrative Agent; provided that such amount shall in no event be less than zero.

“Zerivate License Obligations” means the royalty and commercial milestone payment obligations described in Sections 3.2 and 3.3 of that certain Exclusive License Agreement, dated as of September 20, 2017, by and between the Borrower, Harrow Eye, LLC, and Harrow IP, LLC, as successors-by-assignment to Eyevance Pharmaceuticals LLC, a Delaware limited liability company, and Nicox Ophthalmics, Inc., a Delaware corporation, (including all schedules, annexes, exhibits and other attachments thereto), as in effect on the First Amendment Effective Date, as amended by that certain First Amendment to Exclusive License Agreement, dated as of August 2, 2019, that certain Second Amendment to Exclusive License Agreement, dated as of June 16, 2020, and as it may be further amended, restated, amended and restated, supplemented or otherwise modified in any manner not materially adverse to the interests of the Administrative Agent or the Lenders in their respective capacities as such, unless consented to in writing by the Administrative Agent and the Lenders; provided that any increase in the amount of any of such royalty or commercial milestone payment obligations shall be deemed materially adverse to the Administrative Agent and the Lenders, in their respective capacities as such.

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Section 3. Accounting Terms and Principles. Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 10 and any definitions used in such calculations) shall be made, in accordance with GAAP. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Subsidiaries, in each case without duplication. If the Borrower requests an amendment to any provision hereof to eliminate the effect of (a) any change in GAAP or the application thereof or (b) the issuance of any new accounting rule or guidance or in the application thereof, in each case, occurring after the date of this Agreement, then the Lenders and Borrower agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such change or issuance with the intent of having the respective positions of the Lenders and Borrower after such change or issuance conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, (i) the provisions in this Agreement shall be calculated as if no such change or issuance has occurred and (ii) the Borrower shall provide to the Lenders a written reconciliation in form and substance reasonably satisfactory to the Lenders, between calculations of any baskets and other requirements hereunder before and after giving effect to such change or issuance.

Section 4. Interpretation. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires,

Section 5. the terms defined in this Agreement include the plural as well as the singular and vice versa;

Section 6. words importing gender include all genders;

Section 7. any reference to a Section, Annex, Schedule or Exhibit refers to a Section of, or Annex, Schedule or Exhibit to, this Agreement;

Section 8. any reference to “this Agreement” refers to this Agreement, including all Annexes, Schedules and Exhibits hereto, and the words herein, hereof, hereto and hereunder and words of similar import refer to this Agreement and its Annexes, Schedules and Exhibits as a whole and not to any particular Section, Annex, Schedule, Exhibit or any other subdivision;

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Section 9. references to days, months and years refer to calendar days, months and years, respectively;

Section 10. all references herein to “include” or “including” shall be deemed to be followed by the words “without limitation”;

Section 11. the word “from” when used in connection with a period of time means “from and including” and the word “until” means “to but not including”;

Section 12. the words “asset” and “property” shall be construed to have the same meaning and effect and to refer broadly to any and all assets and properties, whether tangible or intangible, real or personal, including cash, securities, rights under contractual obligations and permits and any right or interest in any such assets or property;

Section 13. accounting terms not specifically defined herein (other than “property” and “asset”) shall be construed in accordance with GAAP, subject to Section 1.02;

Section 14. the word “will” shall have the same meaning as the word “shall”;

Section 15. where any provision in this Agreement or any other Loan Document refers to an action to be taken by any Person, or an action which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or, to the knowledge of such Person, indirectly; and

Section 16. references to any Lien granted or created hereunder or pursuant to any other Loan Document securing any Obligations shall deemed to be a Lien for the benefit of the Secured Parties.

Unless otherwise expressly provided herein, references to organizational documents, agreements (including the Loan Documents, including any schedules and exhibits thereto) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto permitted by the Loan Documents. Any definition or reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

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If any payment required to be made pursuant to the terms and conditions of any Loan Document falls due on a day which is not a Business Day, then such required payment date shall be extended to the immediately following Business Day. For purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Obligors and their Subsidiaries will be deemed to be equal to 100% of the outstanding principal amount thereof or payment obligations with respect thereto at the time of determination thereof, or with respect to any Hedging Agreements, the amount that would be payable if the agreement governing such Hedging Agreements were terminated on the date of termination.

Section 17. Division. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws) (a “Division”), if (a) any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

Section 18. Currency Generally. For purposes of determining compliance with Section 9 with respect to the amount of any Indebtedness or Investment in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Indebtedness or Investment is incurred, made or acquired (so long as such Indebtedness or Investment, at the time incurred, made or acquired, was permitted hereunder).

Section 19. THE COMMITMENT AND THE LOANS

Section 20. Loans.

Section 21. On the terms and subject to the conditions of this Agreement, each Lender agrees:

(i)	to make Loans to the Borrower (A) in a principal amount equal to the amount of such Lender’s Closing Date Tranche A Commitment on the Closing Date and (B) in a principal amount equal to the amount of such Lender’s Incremental Tranche A Commitment on the Incremental Tranche A Funding Date (the “Incremental Tranche A Term Loans” and, together

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with the Closing Date Tranche A Term Loans, the “Tranche A Term Loans”); and

(ii)	to make Loans to the Borrower in a principal amount equal to the amount of such Lender’s Tranche B Commitment (“Tranche B Term Loans”), on a date specified by the Borrower in accordance with Section 2.02 during the Tranche B Availability Period for the Tranche B Term Loans.

Section 22. No amounts paid or prepaid with respect to any Loan may be reborrowed.

Section 23. Any term or provision hereof (or of any other Loan Document) to the contrary notwithstanding, Loans made to the Borrower will be denominated solely in Dollars and will be repayable solely in Dollars and no other currency.

Section 24. Borrowing Procedures. At least five (5) Business Days prior any Applicable Funding Date (or such shorter period agreed by the Administrative Agent), the Borrower shall deliver to the Administrative Agent an irrevocable Borrowing Notice in the form of Exhibit B signed by a duly authorized representative of the Borrower (which notice, if received by the Administrative Agent on a day that is not a Business Day or after 10:00 A.M. (Eastern time) on a Business Day, shall be deemed to have been delivered on the next Business Day). Each Borrowing Notice shall be for the full amount of each of the Applicable Commitments and no Borrowing Notice for less than such full amount shall be permitted.

Section 25. Funding of Borrowings. Promptly following receipt of any written Borrowing Notice the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof solely by wire transfer of immediately available funds, by 2:00 p.m. New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Upon receipt of all funds the Administrative Agent will make such Loans available to the Borrower promptly by wire transfer of the amounts so received, in like funds, to an account designated by the Borrower in the applicable Borrowing Notice.

25.04	Notes. If requested by any Lender, the Loan of such Lender shall be evidenced by one or more Notes. The Borrower shall prepare, execute and deliver to the Lender such promissory note(s) substantially in the form attached hereto as Exhibit H.

Section 26. Use of Proceeds. The Borrower shall use the proceeds of the Closing Date Tranche A Term Loans to refinance the Refinanced Facility in the aggregate amount set forth on Schedule 5, and for other working capital and general corporate purposes, including the payment of fees and expenses associated with this Agreement. The Borrower shall use all of the proceeds of the Incremental Tranche A Term Loans to fund (i) the Upfront Payment (as defined in the Eyevance APA), the Lumpsum Payment (as defined in the Eyevance License Agreement) and for the payment of fees and expenses in connection with the Eyevance Acquisition, in each case, substantially concurrently with the funding of the Incremental Tranche A Term Loans on the Incremental Tranche A Funding Date, (ii) the Eyevance Milestone Payments, and (iii) for other working capital and general corporate purposes. The Borrower shall use all of the proceeds of the Tranche B Term Loans to fund a portion of the Novartis Milestone Payment substantially concurrently with the funding of the Tranche B Term Loans on the Tranche B Funding Date.

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Section 27. Commitment Fees. The Borrower shall pay to the Administrative Agent for the account of the Lenders the Commitment Fee as set forth in the Fee Letter.

Section 28. Defaulting Lenders.

Section 29. Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law,

Section 30. Waivers and Amendment. The Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 14.04.

Section 31. Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11 or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 4.03), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided, that, if (x) such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Section 6.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that Defaulting Lender. Any payments, prepayments, repayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.07(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

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(b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will cease to be a Defaulting Lender; provided, that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further, that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.

(c) Certain Fees. No Defaulting Lender shall be entitled to receive any Commitment Fee payable under Section 2.06 or any upfront fee set forth in the Fee Letter for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such Commitment Fee or upfront fee that otherwise would have been required to have been paid to that Defaulting Lender).

Section 32. PAYMENTS OF PRINCIPAL AND INTEREST, ETC.

Section 33. Scheduled Repayments and Prepayments Generally; Application. The Borrower hereby promises to pay to the Administrative Agent for the account of each Lender (as such amounts may in each case be reduced from time to time in accordance with Section 3.03), on the Maturity Date, all outstanding Obligations in full (including, without limitation, the Exit Fee, accrued and unpaid interest, any accrued and unpaid Commitment Fee and any other accrued and unpaid charges thereon and all other obligations due and payable by the Borrower under this Agreement (other than inchoate indemnification obligations for which no claim has been made)). Except as otherwise provided in this Agreement, each payment (including each repayment and prepayment) by the Borrower (other than fees payable pursuant to the Fee Letter) will be deemed to be made ratably in accordance with the Lenders’ Proportionate Shares and applied ratably among each tranche of the Loans. On any date occurring prior to October 21, 2025, that payment or prepayment in full of the Loans hereunder occurs, the Borrower shall pay in full all outstanding Obligations (other than any inchoate indemnification obligations for which no claim has been made), which shall include the Yield Protection Premium, if applicable, any accrued and unpaid Commitment Fee and the Exit Fee. On any date occurring on or after October 21, 2025 to the Maturity Date, that payment or prepayment in full of the Loans hereunder occurs, the Borrower shall pay in full all outstanding Obligations (other than any inchoate indemnification obligations for which no claim has been made), which shall include any accrued and unpaid Commitment Fee and the Exit Fee, but for purposes of clarity, not the Yield Protection Premium.

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Section 34. Interest.

Section 35. Interest Generally. The outstanding principal amount of the Loans shall accrue interest from the date made until the date of repayment (whether by acceleration or otherwise and whether voluntary or mandatory) at the Interest Rate.

Section 36. Default Interest. Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, the Interest Rate shall increase (i) automatically, in the case of any Event of Default under Section 11.01(a), (b) or (h) and (ii) upon the request of the Majority Lenders, in the case of any other Event of Default, by two percent (2.0%) per annum (the Interest Rate, as increased pursuant to this Section 3.02(b), being the “Default Rate”). If any Obligation (including, without limitation, fees, costs and expenses payable hereunder) is not paid when due (giving effect to any applicable grace period) under any applicable Loan Document, the amount thereof shall accrue interest at the Default Rate.

Section 37. Interest Payment Dates. Accrued interest on the Loans shall be payable in arrears on each Payment Date in cash, and upon the payment or prepayment of the Loans (on the principal amount being so paid or prepaid); provided that interest payable at the Default Rate shall also be payable in cash from time to time on demand by the Administrative Agent.

Section 38. Prepayments.

Section 39. Optional Prepayments.

Section 40. Subject to prior written notice pursuant to clause (ii) below, the Borrower shall have the right to optionally prepay in whole or in part the outstanding principal amount of the Loans and/or any tranche thereof (i.e., any of the Tranche A Term Loans and/or the Tranche B Term Loans) on any Business Day for an amount equal to the sum of (A) the aggregate principal amount of the Loans being prepaid, (B) any accrued but unpaid interest on the principal amount of the Loans being prepaid, (C) any applicable Yield Protection Premium, (D) the Exit Fee and (E) any other unpaid amounts then due and owing pursuant to this Agreement and the other Loan Documents (such aggregate amount, the “Prepayment Price”); provided that each partial prepayment of principal of Loans shall be in an aggregate amount at least equal to $5,000,000 and integral multiples of $1,000,000 in excess thereof (or, if less, any remaining outstanding principal amount of the Loans and/or any tranche thereof).

Section 41. A notice of optional prepayment shall be effective only if received by the Administrative Agent not later than 2:00 p.m. (Eastern time) on a date not less than three (3) (nor more than five (5)) Business Days prior to the proposed prepayment date; provided that a notice of optional prepayment may state that such notice is conditional upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or the occurrence of some other identifiable event or condition, in which case such notice of prepayment may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Each notice of optional prepayment shall specify the proposed prepayment date, the Prepayment Price, the principal amount to be prepaid, the applicable tranche or tranches to be prepaid (if a partial prepayment) and any conditions to prepayment (if applicable).

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Section 42. Mandatory Prepayments.

Section 43. Mandatory Prepayments for Casualty Events or Asset Sales.

(A) Within five (5) Business Days following the receipt of Net Cash Proceeds from the occurrence of any Casualty Event or Asset Sale (other than pursuant to Section 9.09 (a), (b), (c), (d), (e), (f), (i), (m), or (n) or an Asset Sale of the Permitted Minority Investments) for which the Net Cash Proceeds from such individual Casualty Event or Asset Sale exceeds $2,000,000, or which causes the aggregate total of Net Cash Proceeds that have not been applied as a prepayment pursuant to this Section 3.03(b)(i) from all such Casualty Events or Asset Sales to exceed $5,000,000 in any fiscal year, the Borrower shall make a mandatory prepayment of the Loans, together with any accrued but unpaid interest on any principal amount of the Loans being prepaid and any applicable Yield Protection Premium and Exit Fee (collectively, the “Mandatory Prepayment”), which Mandatory Prepayment shall be in an amount equal to one hundred percent (100%) of the Net Cash Proceeds received by the Borrower or any of its Subsidiaries with respect to such Asset Sale or insurance proceeds or condemnation awards in respect of such Casualty Event, as the case may be.

(B) Notwithstanding the foregoing Section 3.03(b)(i)(A), so long as no Default has occurred and is continuing or shall immediately result therefrom, if, within five (5) Business Days following the receipt of Net Cash Proceeds from a Casualty Event at or in connection with the Borrower’s manufacturing facility in Ledgewood, New Jersey, a Responsible Officer of the Borrower delivers to the Administrative Agent a written notice to the effect that the Borrower intends to apply the insurance proceeds or condemnation awards in respect of such Casualty Event, to the costs of replacement of the properties or assets that are the subject of such Casualty Event (the “NJ Reinvestment”), then such insurance proceeds or condemnation awards in respect of such Casualty Event may be applied for such purpose in lieu of such mandatory prepayment to the extent such insurance proceeds or condemnation awards in respect of such Casualty Event are actually applied for such purposes; provided, further, that in the event that such insurance proceeds or condemnation awards have not been so applied within three hundred and sixty five (365) days following the receipt of such insurance proceeds or condemnation awards (such applicable period, the “Reinvestment Period”) (or, if the Borrower has entered into a binding commitment prior to the last day of such Reinvestment Period to reinvest such proceeds no later than ninety five (95) days after the expiry of the Reinvestment Period), the Borrower shall no later than the end of such period make a Mandatory Prepayment (which, for the avoidance of doubt, shall include any accrued but unpaid interest on any principal amount of the Loans being prepaid and any applicable Yield Protection Premium and Exit Fee) in an aggregate amount equal to one hundred percent (100%) of the unused balance of such Net Cash Proceeds received by any Obligor or any of its Subsidiaries with respect to such insurance proceeds or condemnation awards in respect of such Casualty Event.

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(C) Notwithstanding the foregoing Section 3.03(b)(i)(A), so long as no Default has occurred and is continuing or shall immediately result therefrom, if, within five (5) Business Days following the receipt of Net Cash Proceeds from a Casualty Event (other than at or in connection with the Borrower’s manufacturing facility in Ledgewood, New Jersey), a Responsible Officer of the Borrower delivers to the Administrative Agent a written notice to the effect that the Borrower or the applicable Subsidiary intends to apply the insurance proceeds or condemnation awards in respect of such Casualty Event, to the costs of replacement of the properties or assets that are the subject of such Casualty Event (a “Reinvestment”), then such insurance proceeds or condemnation awards in respect of such Casualty Event in an aggregate amount not to exceed $1,500,000 in any fiscal year may be applied for such purpose in lieu of such mandatory prepayment to the extent such insurance proceeds or condemnation awards in respect of such Casualty Event are actually applied for such purposes; provided, further, that if such Casualty Event occurs with respect to any Obligor, such Reinvestment shall be made in the business of an Obligor; provided, further, that in the event that such insurance proceeds or condemnation awards have not been so applied within the Reinvestment Period (or, if the Borrower or any of its Subsidiaries has entered into a binding commitment prior to the last day of such Reinvestment Period to reinvest such proceeds no later than ninety five (95) days after the expiry of the Reinvestment Period), the Borrower shall no later than the end of such period make a Mandatory Prepayment (which, for the avoidance of doubt, shall include any accrued but unpaid interest on any principal amount of the Loans being prepaid and any applicable Yield Protection Premium and Exit Fee) in an aggregate amount equal to one hundred percent (100%) of the unused balance of such Net Cash Proceeds received by any Obligor or any of its Subsidiaries with respect to such insurance proceeds or condemnation awards in respect of such Casualty Event.

Section 44. Mandatory Prepayments for Debt Issuances. Immediately upon receipt by any Obligor or any of its Subsidiaries of proceeds from any issuance, incurrence or assumption of Indebtedness other than Indebtedness permitted by Section 9.01, on or after the Closing Date, the Borrower shall prepay the Loans and other Obligations in an amount equal to 100% of the cash proceeds received, plus any accrued but unpaid interest on the principal amount of the Loans being prepaid, the Yield Protection Premium, if applicable, any accrued and unpaid Commitment Fee, and the Exit Fee.

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Section 45. Mandatory Prepayment for Change of Control. Upon the occurrence of any Change of Control, the Borrower shall prepay all of the Loans and the other Obligations, including any accrued but unpaid interest on the principal amount of the Loans being prepaid, any applicable Yield Protection Premium, any accrued and unpaid Commitment Fee and the Exit Fee.

Section 46. Mandatory Prepayment for Net Revenues Cure Payment. Any Net Revenues Cure Payment shall be applied to the prepayment of all outstanding Obligations, including any accrued but unpaid interest on any principal amount of the Loans being prepaid, any applicable Yield Protection Premium, any accrued and unpaid Commitment Fee and the Exit Fee.

Section 47. Notice. A notice of mandatory prepayment shall be effective only if received by the Administrative Agent not later than 2:00 p.m. (New York City time) on a date not less than one (1) Business Day (or such shorter period agreed by the Administrative Agent) prior to the proposed prepayment date. Each notice of mandatory prepayment shall specify the proposed prepayment date, the amount of the mandatory prepayment, the principal amount to be prepaid and the subsection under which the prepayment is required.

Section 48. Application. So long as no Event of Default has occurred and is continuing, any mandatory prepayment made in accordance with Section 3.03(b) shall be applied as follows: first, to any accrued and unpaid interest, accrued and unpaid Commitment Fee, any applicable Yield Protection Premium and the Exit Fee; and second to prepay the outstanding principal balance of the Loans on a pro rata basis.

Section 49. Yield Protection Premium. Without limiting the foregoing, whenever the Yield Protection Premium is in effect and payable pursuant to the terms hereof or any other Loan Document, such Yield Protection Premium shall be payable on each prepayment of all or any portion of the Loans, whether by optional or mandatory prepayment, acceleration or otherwise (other than any prepayment pursuant to any scheduled amortization payment). Notwithstanding the foregoing, no Yield Protection Premium shall be due and payable in connection with a Mandatory Prepayment required hereunder as a result of a Casualty Event.

Section 50. Partial Prepayments. Prepayments shall be accompanied by accrued and unpaid interest and the Exit Fee.

Section 51. Declined Payment. Notwithstanding anything in this Section 3.03 to the contrary, the Oaktree Lender may elect, by notice to the Administrative Agent prior to 12:00 p.m. (Eastern Time) at least one (1) Business Day prior to the required prepayment date, to decline all or any portion of any mandatory prepayment of its Loans pursuant to this Section 3.03, in which case the aggregate amount of the prepayment that would have been applied to prepay Loans but was so declined may be retained by the Borrower and used for any purpose not prohibited by this Agreement.

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Section 52. Commitment Termination. Each Applicable Commitment shall terminate automatically without further action upon the earlier of (i) the making by the Lenders of the Loans to which such Applicable Commitment relates on the Applicable Funding Date, (ii) with respect to the Incremental Tranche A Commitment, the last day of the Incremental Tranche A Availability Period and (iii) with respect to the Tranche B Commitment, the last day of the Tranche B Availability Period. The Borrower shall have the right at any time or from time to time to terminate in full (but not in part) all of the then outstanding Applicable Commitments with respect to the Incremental Tranche A Term Loans or the Tranche B Term Loans; provided that the Borrower shall give the Lender and the Administrative Agent at least three (3) Business Days’ prior written notice of each such termination. Any notice of termination delivered pursuant to this Section 3.04 may state that such notice is conditional upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or the occurrence of some other identifiable event or condition, in which case such notice of termination may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified date of termination) if such condition is not satisfied. The termination of the Incremental Tranche A Commitment or the Tranche B Commitment pursuant to this Section 3.04 shall be permanent.

Section 53. Exit Fee. Upon any payment or prepayment in full or in part of the Loans hereunder, whether voluntary or involuntary, prior to, on or after the Maturity Date or following the acceleration of the Obligations hereunder, including as a result of the commencement of any Insolvency Proceeding, the Borrower shall pay to each of the Lenders for its own account a fee equal to 3.50% of the aggregate principal amount of such Loans to be paid or prepaid (the “Exit Fee”). The Exit Fee shall be earned, due and payable immediately upon any such payment or prepayment, and shall be in addition to any accrued and unpaid interest, reimbursement obligations, Yield Protection Premium or other amounts payable in connection therewith.

Section 54. Original Issue Discount. The Borrower and the Lenders acknowledge that the Loans will be treated as issued with original issue discount for U.S. federal tax purposes, within the meaning of section 1273 of the Code. The issue price, amount of original issue discount, issue date and yield to maturity for the Loans may be obtained by submitting a written request for such information to the Borrower care of Andrew Boll at 102 Woodmont Blvd., Suite 610, Nashville, TN 37205 (which request shall also be sent via email to ). The Borrower and the Lenders agree that, for U.S. federal income tax purposes, pursuant to Treasury Regulation section 1.1275-2(c), each tranche will be treated as a single debt instrument with a single issue price, maturity date, yield to maturity and stated redemption price at maturity for purposes of Section 1271 of the Code.

Section 55. PAYMENTS, ETC.

Section 56. Payments.

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Section 57. Payments Generally. Each payment of principal, interest and other amounts to be made by the Obligors under this Agreement or any other Loan Document shall be made (i) in Dollars, in immediately available funds, without deduction, set off or counterclaim, to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, to the deposit account of the Administrative Agent designated by the Administrative Agent by notice to the Borrower, and (ii) not later than 2:00 p.m. (Eastern time) on the date on which such payment is due (each such payment made after such time on such due date may, in the Administrative Agent’s discretion, be deemed to have been made on the next succeeding Business Day).

Section 58. Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and continuance of an Event of Default, all payments shall be applied as follows:

Section 59. first, to the payment of that portion of the Obligations constituting unpaid fees, indemnities, expenses or other amounts (including fees and disbursements and other charges of counsel payable under Section 14.03) payable to the Administrative Agent in its capacity as such;

Section 60. second, to the payment of that portion of the Obligations constituting unpaid fees, indemnities, costs, expenses and other amounts (other than principal and interest, but including fees and disbursements and other charges of counsel payable under Section 14.03, any Commitment Fees, Yield Protection Premium and any Exit Fees) payable to the Lenders arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (B) payable to them;

Section 61. third, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (C) payable to them;

Section 62. fourth, to the payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (D) payable to them;

Section 63. fifth, in reduction of any other Obligation then due and owing, ratably among the Administrative Agent and the Lenders based upon the respective aggregate amount of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and

Section 64. sixth, the balance, if any, after all Obligations have been indefeasibly paid in full, to the Borrower or such other Person as may be lawfully entitled to or directed by the Borrower to receive the remainder.

Section 65. Non-Business Days. If the due date of any payment under this Agreement (whether in respect of principal, interest, fees, costs or otherwise) would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall continue to accrue and be payable for the period of such extension; provided that if such next succeeding Business Day would fall after the Maturity Date, payment shall be made on the immediately preceding Business Day.

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Section 66. Computations. All computations of interest and fees hereunder shall be computed on the basis of a year of three hundred and sixty (360) days and actual days elapsed during the period for which payable.

Section 67. Set-Off.

Section 68. Set-Off Generally. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, each of the Lenders and each of their Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, any Lender and any of their Affiliates to or for the credit or the account of any Obligor against any and all of the Obligations, whether or not such Person shall have made any demand and although such obligations may be unmatured; provided, that, in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.07 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Any Person exercising rights of set off hereunder agrees promptly to notify the Borrower after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent, the Lenders and each of their Affiliates under this Section 4.03 are in addition to other rights and remedies (including other rights of set-off) that such Persons may have.

Section 69. Exercise of Rights Not Required. Nothing contained in Section 4.03(a) shall require the Administrative Agent, any Lender or any of their Affiliates to exercise any such right or shall affect the right of such Persons to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor.

Section 70. Payments Set Aside. To the extent that any payment by or on behalf of any Obligor is made to the Administrative Agent or any Lender, or the Administrative Agent, any Lender or any Affiliate of the foregoing exercises its right of setoff pursuant to this Section 4.03, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such Lender or such Affiliate in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (ii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

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Section 71. YIELD PROTECTION, TAXES, ETC.

Section 72. Additional Costs.

Section 73. Change in Law Generally. If, on or after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), the adoption of any Law, or any change in any Law, or any change in the interpretation or administration thereof by any court or other Governmental Authority charged with the interpretation or administration thereof, or compliance by the Administrative Agent or any of the Lenders (or its lending office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall impose, modify or deem applicable any reserve (including any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, contribution, insurance assessment or similar requirement, in each case that becomes effective after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), against assets of, deposits with or for the account of, or credit extended by, a Lender (or its lending office) or shall impose on a Lender (or its lending office) any other condition affecting the Loans or the Commitment, and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining the Loans, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or any other Loan Document, or subject any Lender to any Taxes on its Loan, Commitment or other obligations, or its deposits, reserves, other liabilities or capital (if any) attributable thereto by an amount reasonably deemed by such Lender in good faith to be material (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (iii) Connection Income Taxes), then the Borrower shall pay to such Lender, within five (5) Business Days of receipt of the certificate contemplated by Section 5.01(c), such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

Section 74. Change in Capital Requirements. If a Lender shall have determined that, on or after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), the adoption of any Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, in each case that becomes effective after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), has or would have the effect of reducing the rate of return on capital of a Lender (or its parent) as a consequence of a Lender’s obligations hereunder or the Loans to a level below that which a Lender (or its parent) could have achieved but for such adoption, change, request or directive by an amount reasonably deemed by it to be material, then the Borrower shall pay to such Lender, within five (5) Business Days of receipt of the certificate contemplated by Section 5.01(c), such additional amount or amounts as will compensate such Lender (or its parent) for such reduction.

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Section 75. Notification by Lender. Each Lender promptly will notify the Borrower of any event of which it has knowledge, occurring after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), which will entitle such Lender to compensation pursuant to this Section 5.01. Before giving any such notice pursuant to this Section 5.01(c) such Lender shall designate a different lending office if such designation (x) will, in the reasonable judgment of such Lender, avoid the need for, or reduce the amount of, such compensation and (y) will not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender. A certificate of such Lender claiming compensation under this Section 5.01, setting forth the additional amount or amounts to be paid to it hereunder, shall be conclusive and binding on the Borrower in the absence of manifest error. The Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 5.01 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender notifies the Borrower of the change in law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the change in law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).

Section 76. Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to constitute a change in Law for all purposes of this Section 5.01, regardless of the date enacted, adopted or issued.

Section 77. [Reserved].

Section 78. Taxes.

Section 79. Payments Free of Taxes. Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by any Law. If any Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Laws and, if such Tax is an Indemnified Tax, then the sum payable by such Obligor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.03) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

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Section 80. Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Laws, or at the option of the Administrative Agent, timely reimburse it for the payment of any Other Taxes.

Section 81. Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 5.03, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

Section 82. Indemnification by the Borrower. The Borrower shall reimburse and indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

Section 83. Indemnification by the Lender. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 14.05(e) relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 5.03(e).

Section 84. Status of Lenders.

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Section 85. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Law as reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two (2) sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(f)(ii)(A), (ii)(B), and (ii)(D)) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E as applicable (or successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E as applicable (or successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI (or successor form);

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E as applicable (or successor forms); or

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(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E (or successor form), a U.S. Tax Compliance Certificate, substantially in the form of Exhibit J-2 or J-3, IRS Form W-9 (or successor forms), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner.

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

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Section 86. Treatment of Certain Tax Benefits. If any party to this Agreement determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5 (including by the payment of additional amounts pursuant to this Section 5), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 5.03(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.03(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.03(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 5.03(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

Section 87. Mitigation Obligations; Replacement of Lenders.

Section 88. If the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 5.01 or Section 5.03, then such Lender shall (at the request of the Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the sole reasonable judgment of such Lender, such designation or assignment and delegation would (i) eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future, (ii) not subject such Lender to any unreimbursed cost or expense and (iii) not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

Section 89. If any Lender requests compensation pursuant to Section 5.01, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 5.01 or Section 5.03, and such Lender has declined or is unable to designate a different lending office in accordance with Section 5.04(a), or if any Lender is a Defaulting Lender, then the Borrower may, at such Lender’s sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 14.05(b) (other than such Lender’s consent)), all of its interests, rights (other than its existing rights to payments pursuant to Section 5.01 or Section 5.03) and obligations under this Agreement and the related Loan Documents to an Eligible Transferee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have provided all of the documentation and information in accordance with Section 14.05(b); (ii) such Lender shall have received payment of an amount equal to (A) the outstanding principal of its Loans, (B) accrued interest thereon, (C) accrued fees and (D) all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.01 or payments required to be made pursuant to Section 5.03, such assignment will result in a reduction in such compensation or payments thereafter; and (iv) such assignment does not conflict with applicable Law. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

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Section 90. Inability to Determine Rates.

Section 91. Replacement of Term SOFR or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Majority Lenders notify the Administrative Agent (with, in the case of the Majority Lenders, a copy to the Borrower) that the Borrower or Majority Lenders (as applicable) have determined, that:

Section 92. adequate and reasonable means do not exist for ascertaining Term SOFR pursuant to the definition thereof, including because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

Section 93. CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity has made a public statement identifying a specific date after which three month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is reasonably satisfactory to the Administrative Agent that will continue to provide such interest periods of Term SOFR after such specific date, (the latest date on which such interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); then

Section 94. in the case of events or circumstances of the type described in Section 5.05(a)(i), or (ii) affecting Term SOFR, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any other Loan Document with Daily Simple SOFR plus the Credit Spread Adjustment, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document, and all interest payments on Loans with a Successor Rate of Daily Simple SOFR plus the Credit Spread Adjustment will be payable on the next Payment Date; or

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Section 95. (x) if the Administrative Agent reasonably determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (y) if the events or circumstances of the type described in Section 5.05(a)(i), or (ii) affecting any Successor Rate are then in effect, then, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing the Interest Rate or any then current Successor Rate in accordance with this Section 5.05 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Dollars for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Dollars for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Majority Lenders have delivered to the Administrative Agent written notice that such Majority Lenders object to such amendment.

Section 96. The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.

Section 97. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent (in consultation with the Borrower).

Section 98. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.

Section 99. In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

Section 100. Survival. Each party’s obligations under this Section 5 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations under any Loan Document.

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Section 101. CONDITIONS

Section 102. Conditions to the Closing Date. The obligation of each Lender to make the Closing Date Tranche A Terms Loans shall be subject to the delivery of a Borrowing Notice as required pursuant to Section 2.02 and the prior or concurrent satisfaction or waiver of each of the conditions precedent set forth below in this Section 6.01.

Section 103. Loan Documents. The Administrative Agent shall have received each Loan Document required to be executed by the appropriate Obligor on the Closing Date and delivered by each applicable Obligor in such number as reasonably requested by the Administrative Agent (which may be delivered by electronic means for the purposes of satisfying this clause (a) on the Closing Date) and such Loan Documents shall be in form and substance satisfactory to the Administrative Agent and the Lenders and their respective counsels.

Section 104. Secretary’s Certificate, Etc. The Administrative Agent shall have received from each Obligor (x) a copy of a good standing certificate, dated a date reasonably close to the Closing Date, for each such Person (other than Visionology, Inc.) and (y) a certificate, dated as of the Closing Date, duly executed and delivered by such Person’s Responsible Officer, as to:

Section 105. resolutions of each such Person’s Board then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the Transactions;

Section 106. the incumbency and signatures of Responsible Officers authorized to execute and deliver each Loan Document to be executed by such Person; and

Section 107. the full force and validity of each Organic Document of such Person and copies thereof, which certificates shall be in form and substance reasonably satisfactory to the Administrative Agent and upon which the Administrative Agent and the Lenders may conclusively rely until they shall have received a further certificate of the Responsible Officer of any such Person updating the prior certificate of such Person.

Section 108. Perfection Certificate. The Administrative Agent shall have received a fully completed Perfection Certificate in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Closing Date, duly executed and delivered by a Responsible Officer of the Borrower. All documents and agreements required to be appended to the Perfection Certificate, shall be in form and substance reasonably satisfactory to the Administrative Agent, shall have been executed and delivered by the requisite parties and shall be in full force and effect.

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Section 109. Funding Date Certificate. The Administrative Agent shall have received a Funding Date Certificate, dated as of the Closing Date and substantially in the form of Exhibit C, duly executed and delivered by a Responsible Officer of the Borrower.

Section 110. Delivery of Notes. Each Lender shall have received a Note for the Closing Date Tranche A Term Loans to the extent requested by such Lender pursuant to Section 2.04, duly executed and delivered by a Responsible Officer of the Borrower.

Section 111. Financial Information, Etc. The Administrative Agent shall have received, or such information shall be publicly available on “EDGAR”, (i) audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2021 and (ii) unaudited consolidated balance sheets of the Borrower and its Subsidiaries for each fiscal quarter ended after December 31, 2021 through December 31, 2022, together with the related consolidated statement of operations and cash flows for such fiscal quarter.

Section 112. Solvency. The Administrative Agent shall have received a solvency certificate, substantially in the form of Exhibit K duly executed and delivered by the chief financial officer of the Borrower, dated as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent.

Section 113. Security Documents. The Administrative Agent shall have received executed counterparts of a Security Agreement, in form and substance reasonably acceptable to the Administrative Agent, dated as of the Closing Date, duly executed and delivered by each Obligor, together with all documents (including share certificates, transfers and stock transfer forms, notices or any other instruments) required to be delivered or filed under the Security Documents and evidence satisfactory to it that arrangements have been made with respect to all registrations, notices or actions required under the Security Documents to be effected, given or made in order to establish a valid and perfected first priority (subject to Permitted Liens) security interest in the Collateral in accordance with the terms of the Security Documents, including:

Section 114. [reserved];

Section 115. financing statements naming each Obligor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents, in each case suitable for filing, filed under the UCC (or equivalent law) of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens of the Secured Parties pursuant to the Security Agreement;

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Section 116. UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in the Security Agreement previously granted by any Person (other than with respect to Permitted Liens);

Section 117. all applicable Short-Form IP Security Agreements required to be provided under the Security Agreement, each dated as of the Closing Date, duly executed and delivered by each applicable Obligor; and

Section 118. the Intercompany Subordination Agreement or such other subordination agreement in form and substance reasonably satisfactory to the Administrative Agent.

Section 119. Lien Searches. The Administrative Agent shall be satisfied with Lien searches regarding the Borrower and the Subsidiary Guarantors made as of a date reasonably close to the Closing Date.

Section 120. Evidence of Insurance. Receipt by the Administrative Agent of copies of insurance policies and certificates of insurance of the Obligors evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including, but not limited to, naming the Administrative Agent as additional insured (in the case of liability insurance) or lender loss payee (in the case of hazard insurance) on behalf of the Secured Parties.

Section 121. Payoff of Existing Credit Facility. The Refinanced Facility shall have been (or substantially concurrently with the Closing Date shall be) repaid or satisfied and discharged, and in connection therewith all Guarantees and Liens shall have been released, on or prior to the Closing Date, on terms reasonably acceptable to the Administrative Agent and the Administrative Agent shall have received an executed payoff letter and related Lien release documentation in connection therewith, in each case in form and substance reasonably acceptable to the Administrative Agent.

Section 122. Due Diligence Review. The Administrative Agent and the Lenders shall have completed and be satisfied with all legal due diligence and business due diligence (including, without limitation, due diligence related to third party reports, and completion of any studies and/or consultant projects), and the Administrative Agent and the Lenders shall be satisfied with the Obligors’ capital, legal and organizational structure.

Section 123. Opinions of Counsel. The Administrative Agent shall have received duly executed legal opinions of counsel to the Obligors (including, as appropriate, local counsel to the Obligors) dated as of the Closing Date, in form and substance reasonably acceptable to the Administrative Agent.

Section 124. Fee Letter. The Administrative Agent shall have received an executed counterpart of the Closing Date Fee Letter, duly executed and delivered by the Borrower.

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Section 125. Closing Fees, Expenses, Etc. Each of the Administrative Agent and each Lender shall have received for its own account, (i) the upfront fee as set forth in the Closing Date Fee Letter, which shall be paid by way of the Administrative Agent retaining such amount from the proceeds of the Loan and (ii) all fees, costs and expenses due and payable to it pursuant to the Closing Date Fee Letter and Section 14.03, including all reasonable closing costs and fees and all unpaid reasonable and documented expenses of the Administrative Agent incurred in connection with the Transactions (including the Administrative Agent’s reasonable and documented legal fees and expenses), plus fees and expenses of any local counsel, plus all collateral filing fees and security fees, in each case, (A) to the extent invoiced (or as to which a good faith estimate has been provided to the Borrower) at least two (2) Business Days prior to the Closing Date and (B) in the case of the fees, costs and expenses pursuant to clause (ii), net of any amounts previously paid by the Borrower to the Administrative Agent as a deposit against such fees, costs and expenses.

Section 126. Material Adverse Change. Since December 31, 2021, no event, circumstance or change shall have occurred that has caused or would reasonably be expected to cause, either individually or in the aggregate, a Material Adverse Change, both before and after giving effect to the Loans to be made on the Closing Date.

Section 127. FDA Enforcement Actions. With respect to each warning letter, untitled letter, inspection or investigation by a Governmental Authority directed at the Borrower or any of its Subsidiaries, the Borrower or the applicable Subsidiaries have disclosed all material documentation and materials (including all written communications to and from FDA) with respect to such warning letter, untitled letter, inspection or investigation as of the Closing Date.

Section 128. No Default. No event shall have occurred or be continuing that would constitute a Default or Event of Default.

Section 129. Representations and Warranties. The representations and warranties contained in this Agreement and in the other Loan Documents delivered pursuant to Section 6.01 shall be true and correct in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the Closing Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

Section 130. Minimum Liquidity. Subject to Section 8.17(d) and (f), the Administrative Agent shall have received written evidence reasonably satisfactory to it that, as of the Closing Date, the Borrower is in pro forma compliance with Section 10.01.

Section 131. Beneficial Ownership Certificate; KYC. To the extent requested by any Lender or the Administrative Agent at least three (3) Business Days prior to the Closing Date, the Borrower shall have provided to such Lender and the Administrative Agent all documentation and other information so requested, including a duly executed IRS Form W-9 of the Borrower (or such other applicable tax form), in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, and if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification, in each case prior to the Closing Date.

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Section 132. Conditions to the Borrowing of Tranche B Term Loans. The obligation of each Lender to make Tranche B Term Loans shall be subject to the delivery of a Borrowing Notice as required pursuant to Section 2.02, and the prior or concurrent satisfaction or waiver of each of the conditions precedent set forth below in this Section 6.02:

Section 133. Funding Date Certificate. The Administrative Agent shall have received a Funding Date Certificate substantially in the form of Exhibit C dated as of the Applicable Funding Date, duly executed and delivered by a Responsible Officer of the Borrower.

Section 134. Delivery of Notes. The Administrative Agent shall have received a Note to the extent requested by any Lender pursuant to Section 2.04 for the Tranche B Term Loans made on the Tranche B Funding Date duly executed and delivered by a Responsible Officer of the Borrower.

Section 135. Solvency. The Administrative Agent shall have received a solvency certificate, substantially in the form of Exhibit K, duly executed and delivered by the chief financial officer of the Borrower, dated as of the Tranche B Funding Date, in form and substance reasonably satisfactory to the Administrative Agent.

Section 136. Fees, Expenses, Etc. Each of the Administrative Agent and each Lender shall have received for its own account all Commitment Fees and other fees, costs and expenses due and payable to it on or prior to the Tranche B Funding Date pursuant to the Fee Letter, Section 2.06 and Section 14.03, including all reasonable and documented closing costs and fees and all unpaid reasonable and documented expenses of the Administrative Agent incurred in connection with the Transactions (including the Administrative Agent’s reasonable and documented legal fees and expenses) in each case, to the extent invoiced (or as to which a good faith estimate has been provided to the Borrower) at least two (2) Business Days prior to the Tranche B Funding Date.

Section 137. Material Adverse Change. Since December 31, 2021, no event, circumstance or change shall have occurred that has caused or would reasonably be expected to cause, either individually or in the aggregate, a Material Adverse Change, both before and after giving effect to the Tranche B Term Loans to be made on the Tranche B Funding Date.

Section 138. No Default. No event shall have occurred or be continuing or would result from the making of the Tranche B Term Loans on the Tranche B Funding Date that would constitute a Default or Event of Default.

Section 139. Representations and Warranties; Updated Schedules. The representations and warranties contained in this Agreement and in the other Loan Documents delivered pursuant to Section 6.01(a) shall be true and correct in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the Tranche B Funding Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date. The Borrower shall have delivered to the Administrative Agent updated copies of Schedules 7.06(c), 7.12, 7.16, 7.17 and 7.23, to the extent required to satisfy the foregoing requirements set forth in this Section 6.02(g).

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Section 140. Tranche B Funding Condition. The Tranche B Funding Condition shall have been satisfied as set forth on the Loans Schedule.

Section 141. Tranche B Availability Period. The Tranche B Term Loans shall be borrowed on or prior to the last day of the Tranche B Availability Period.

Section 142. Conditions to the Borrowing of Incremental Tranche A Term Loans. The obligation of each Lender to make Incremental Tranche A Term Loans shall be subject to the delivery of a Borrowing Notice as required pursuant to Section 2.02, and the prior or concurrent satisfaction or waiver of each of the conditions precedent set forth below in this Section 6.03:

Section 143. Funding Date Certificate. The Administrative Agent shall have received a Funding Date Certificate substantially in the form of Exhibit C dated as of the Applicable Funding Date, duly executed and delivered by a Responsible Officer of the Borrower.

Section 144. Delivery of Notes. The Administrative Agent shall have received a Note (or an amendment and restatement of an existing Note) to the extent requested by any Lender pursuant to Section 2.04 for the Tranche A Term Loans of such Lender, duly executed and delivered by a Responsible Officer of the Borrower.

Section 145. Solvency. The Administrative Agent shall have received a solvency certificate, substantially in the form of Exhibit K, duly executed and delivered by the chief financial officer of the Borrower, dated as of the Incremental Tranche A Funding Date, in form and substance reasonably satisfactory to the Administrative Agent.

Section 146. Fees, Expenses, Etc. Each of the Administrative Agent and each Lender shall have received for its own account all Commitment Fees and other fees, costs and expenses due and payable to it on or prior to the Incremental Tranche A Funding Date pursuant to the Fee Letter, Section 2.06 and Section 14.03, including all reasonable and documented closing costs and fees and all unpaid reasonable and documented expenses of the Administrative Agent incurred in connection with the Transactions (including the Administrative Agent’s reasonable and documented legal fees and expenses) in each case, to the extent invoiced (or as to which a good faith estimate has been provided to the Borrower) at least two (2) Business Days prior to the Incremental Tranche A Funding Date.

Section 147. Material Adverse Change. Since the First Amendment Effective Date, no event, circumstance or change shall have occurred that has caused or would reasonably be expected to cause, either individually or in the aggregate, a Material Adverse Change, both before and after giving effect to the Incremental Tranche A Term Loans to be made on the Incremental Tranche A Funding Date.

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SECTION 148. No Payment or Bankruptcy Default. No event shall have occurred or be continuing or would result from the making of the Incremental Tranche A Term Loans on the Incremental Tranche A Funding Date that would constitute an Event of Default under any of Section 11.01(a), (b) or (h).

Section 149. Representations and Warranties; Updated Schedules. The Specified Representations shall be true and correct in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the Incremental Tranche A Funding Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date. The Borrower shall have delivered to the Administrative Agent updated copies of Schedules 4, 7.05(b), 7.06(c), 7.12, 7.16, 7.17 and 7.23, to the extent required to satisfy the foregoing requirements set forth in this Section 6.03(g).

Section 150. Incremental Tranche A Funding Condition. The Incremental Tranche A Funding Condition shall have been satisfied as set forth on the Loans Schedule.

Section 151. Incremental Tranche A Availability Period. The Incremental Tranche A Term Loans shall be borrowed on or prior to the last day of the Incremental Tranche A Availability Period.

Section 152.

REPRESENTATIONS AND WARRANTIES

The Borrower and each other Obligor hereby jointly and severally represents and warrants to the Administrative Agent and each Lender on the Closing Date and each Bringdown Date, as set forth below:

Section 153.Power and Authority. Each Obligor and each of its Subsidiaries (i) is duly incorporated or organized and validly existing under the laws of its jurisdiction of incorporation or organization, (ii) has all requisite corporate or other power, and has all Governmental Approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except to the extent that failure to have the same would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (iii) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary except where failure so to qualify would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and (iv) has full power, authority and legal right to enter into and perform its obligations under each of the Loan Documents to which it is a party and, in the case of the Borrower, to borrow the Loans hereunder.

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Section 154. Authorization; Enforceability. Each Transaction to which an Obligor is a party (or to which it or any of its assets or properties is subject) are within such Obligor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of its Equity Interests. This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 155. Governmental and Other Approvals; No Conflicts. None of the execution, delivery and performance by each Obligor of the Loan Documents to which it is a party or the consummation by each Obligor of the Transactions (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (x) such as have been obtained or made and are in full force and effect, (y) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents, and (z) filings required under applicable securities Laws, (ii) will violate (1) any Law, (2) any Organic Document of any Obligor or any of its Subsidiaries or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon any Obligor or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of any Obligor or any of its Subsidiaries.

Section 156. Financial Statements; Material Adverse Change.

Section 157. Financial Statements. The Borrower has heretofore furnished to the Administrative Agent (who shall forward to the Lenders) consolidated financial statements required to be delivered pursuant to this Agreement. Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements of the type described in Section 8.01(a) and (b).

Section 158. No Material Adverse Change. Since December 31, 2021, no event, circumstance or change has occurred that has caused or would reasonably be expected to cause, individually or in the aggregate, a Material Adverse Change.

Section 159. Properties.

Section 160. Property Generally. Each Obligor and each of its Subsidiaries has good and marketable title to, or valid leasehold interests in, or license to, all its real and personal property material to its business, including (i) all properties and assets, whether tangible or intangible, relating to its Products or Product Commercialization and Development Activities and (ii) all Material Intellectual Property, in each case, subject only to Permitted Liens.

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Section 161. Intellectual Property.

Section 162. Except as set forth in Schedule 7.05(b)(i),

Section 163. the Obligors are the sole and exclusive legal and beneficial owners of all right, title and interest in and to all Material Intellectual Property and all other Intellectual Property that is, in each case owned or purported to be owned by Borrower or any of its Subsidiaries, free and clear of:

Section 164. any Claims that would reasonably be expected to result in material liability to any of the Obligors or have a material adverse effect on any Product Commercialization and Development Activities with respect to any Product;

Section 165. any Liens other than Permitted Liens; and

Section 166. the Obligors own or have sufficient and valid written rights to use all Material Intellectual Property.

Section 167. Without limiting Section 7.05(b) (i), and except as set forth in Schedule 7.05(b)(ii):

Section 168. other than (1) customary restrictions in in-bound licenses of Material Intellectual Property and non-disclosure Contracts, or (2) as would have been or is permitted by Section 9.09, there are no judgments, licenses, covenants not to sue, grants, Liens (other than Permitted Liens), or other Claims or Contracts relating to any Material Intellectual Property, which materially restrict any Obligor with respect to its use, enforcement, or other exploitation of any Material Intellectual Property or in connection with Product Commercialization and Development Activities with respect to any Product;

Section 169. the operation and conduct of the business of the Borrower or any of its Subsidiaries, including their exploitation of Material Intellectual Property in such Person’s Ordinary Course, does not violate, infringe or constitute a misappropriation of any valid rights arising under any Intellectual Property rights of any other Person in a manner that has resulted in, or would reasonably be expected to result in, material liability or disruption to the businesses of the Borrower or any of its Subsidiaries (including any Product Commercialization and Development Activities);

Section 170. (1) there are no material pending Claims, or Claims threatened in writing, against Borrower or any of its Subsidiaries asserted by any other Person relating to any of such Person’s Intellectual Property, including any material Claims alleging ownership, invalidity or unenforceability of any Material Intellectual Property, or infringement, misappropriation, or violation of such Person’s Intellectual Property; and (2) neither Borrower nor any of its Subsidiaries has received any notice from, or Claim by, any Person that the operation and conduct of the businesses of the Borrower or any of its Subsidiaries (including their exploitation of Material Intellectual Property), or any Product Commercialization and Development Activities with respect to any Product, infringes upon, violates or constitutes a misappropriation of, any Intellectual Property of any other Person that has or would reasonably be expected to result in material liability to the Borrower or any of its Subsidiaries;

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Section 171. to the knowledge of the Obligors, no Material Intellectual Property is being infringed, violated, or misappropriated by any other Person in any material respect, and neither Borrower nor any of its Subsidiaries has put any other Person on notice of such actual or potential infringement, violation or misappropriation of any such Material Intellectual Property or initiated the enforcement of any Claim with respect to any such Material Intellectual Property;

Section 172. to the knowledge of the Obligors, all current and former employees and contractors that have developed Material Intellectual Property for or on behalf of Borrower or any of its Subsidiaries have executed written confidentiality and invention assignment Contracts with Borrower or such Subsidiary, as applicable, that irrevocably and presently assign to Borrower or such Subsidiary, as applicable, all rights of such employees and contractors in or to any such Material Intellectual Property, or ownership of such Material Intellectual Property has otherwise vested automatically with an Obligor by operation of Law; and

Section 173. Borrower and each of its Subsidiaries has taken reasonable precautions to protect the secrecy, confidentiality and value of its Material Intellectual Property consisting of Technical Information; and

Section 174. With respect to Material Intellectual Property consisting of Patents, except as set forth in Schedule 7.05(b)(iii), and without limiting the representations and warranties in Section 7.05(b)(i) and Section 7.05(b)(ii):

Section 175. each of the issued claims in such Patents is valid and enforceable;

Section 176. subsequent to the issuance of such Patents, neither Borrower nor any of its Subsidiaries or, to the knowledge of Obligors, any of its or their predecessors-in-interest, has filed any disclaimer or made or permitted any other voluntary reduction in the scope of the Inventions claimed in such Patents;

Section 177. to the knowledge of the Obligors, (1) no allowable or allowed subject matter of such Patents is subject to any competing conception claims of allowable or allowed subject matter of any patent applications or patents of any third party or has been the subject of any interference, re-examination, opposition, or any other post-grant proceedings, and (2) there is no basis for any such interference, re-examination, opposition, inter partes review, post grant review, or any other post-grant proceedings, in each case of (1) and (2), (x) as of the Closing Date and (y) as of any Bringdown Date that would not reasonably be expected to result in a Material Adverse Effect or a material adverse effect on any Product Commercialization and Development Activities with respect to any Product;

Section 178. all material maintenance fees, annuities, and the like due and payable on or with respect to any such Patents have been timely paid.

Section 179. No Actions or Proceedings.

Section 180. Litigation. Except as set forth in Schedule 7.06(a), there is no litigation, investigation or proceeding pending or, to the knowledge of any Obligor threatened in writing, with respect to such Obligor or any such Subsidiaries by or before any Governmental Authority or arbitrator that, (i) individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or (ii) involves this Agreement or any other Loan Document.

Section 181. Environmental Matters. Except with respect to any matters that (either individually or in the aggregate) would not reasonably be expected to result in a Material Adverse Effect, no Obligor nor any of its Subsidiaries (i) has failed to comply with any Environmental Law in all material respects or to obtain, maintain or comply with any material permit, license or other approval required under any Environmental Law, (ii) has become subject to any material Environmental Liability, (iii) has received any material Environmental Claim, or has knowledge that any is threatened, (iv) has entered into any agreement in which such Obligor or any Subsidiary has assumed or undertaken material responsibility or obligations of any other person with respect to any Environmental Liability or (v) has knowledge of any basis for any other material Environmental Liability.

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Section 182. Labor Matters. No Obligor or any of its Subsidiaries has engaged in unfair labor practices as defined in 29 U.S.C. § §152(8) and 158 of the National Labor Relations Act and there are no pending or, to the knowledge of any Obligor, threatened in writing labor actions, disputes, grievances, arbitration proceedings, or similar Claims or actions involving the employees of any Obligor or any of its Subsidiaries, in each case, that would reasonably be expected to have a Material Adverse Effect. There are no strike or work stoppages in existence or, to the knowledge of any Obligor, threatened in writing against such Obligor and to the knowledge of such Obligor, no union organizing activity is taking place, in each case, that would reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 7.06(c) (as such schedule may be updated on any Bringdown Date), there are no collective bargaining agreements covering employees of any Obligor or any of its Subsidiaries.

Section 183. Compliance with Laws and Agreements.

Section 184.(i) Each Obligor is and, during the past three (3) years, has been in compliance with all applicable Laws and all Contracts binding upon it or its property, except, in each case, where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (ii) no Default has occurred and is continuing, and (iii) the Obligors and their Subsidiaries are and, during the past three (3) years have been, and all Product Commercialization and Development Activities of such Persons are being and, during the past three (3) years have been, conducted in compliance with all applicable Healthcare Laws, except where such failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(b) To the knowledge of the Obligors, any physician, other licensed healthcare professional, or any other Person who is in a position to refer patients or other business to the Borrower, any other Obligor or any Subsidiaries (collectively, a “Referral Source”) who has a direct ownership, investment, or financial interest in the Borrower, any other Obligor or any such Subsidiary paid fair market value for such ownership, investment or financial interest; any ownership or investment returns distributed to any Referral Source is in proportion to such Referral Source’s ownership, investment or financial interest; and no preferential treatment or more favorable terms were or are offered to such Referral Source compared to investors or owners who are not in a position to refer patients or other business. No Obligor, nor any of its Subsidiaries, directly or indirectly, has or will guarantee a loan, make a payment toward a loan or otherwise subsidize a loan for any Referral Source including, without limitation, any loans related to financing the Referral Source’s ownership, investment or financial interest in the Borrower, any other Obligor or any such Subsidiary.

(c) Without limiting the generality of the foregoing:

Section 185.Except where the failure to do so would not reasonably be expected to have any Material Adverse Effect, to the knowledge of the Obligors, (a) each Referral Source arrangement complies with the Federal Anti-Kickback Statute, the Stark Law and all other applicable Healthcare Laws, whether U.S., or non-U.S.;

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Section 186. each Obligor and each of its Subsidiaries shall have implemented policies and procedures to monitor, collect, and report any payments or transfers of value to certain healthcare providers and teaching hospitals, in accordance, in all material respects, with industry standards and the Affordable Care Act of 2010 and the Physician Payments Sunshine Act and their implementing regulations and state disclosure and transparency laws; and

Section 187. each Obligor and each of its Subsidiaries, as applicable, meet all applicable Payor requirements and conditions of participation and are a party to valid participation or other agreements required for payment by such Payors in all material respects. All billing, claims, reporting and documentation practices of each Obligor and each of its Subsidiaries, as applicable are and, during the past three (3) years, have been in compliance with all Healthcare Laws and legally enforceable Payor requirements in all material respects. Neither the Obligor nor any of its Subsidiaries has billed, received or retained any payment or reimbursement in violation of applicable Healthcare Laws or legally enforceable Payor requirements in any material respects. There are no pending audits, recoupments, appeals, or challenges in excess of $1,000,000 with respect to any billings or claims submissions. No audit, investigation, validation review or program integrity review related to the Obligor or any of its Subsidiaries has been conducted by any Payor or Governmental Authority within the past three (3) years which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 188. Taxes. Except as set forth on Schedule 7.08, each Obligor and its Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are being contested in good faith by appropriate proceedings and for which such Obligor or such Subsidiary, as applicable, has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 189. Full Disclosure. None of the reports, financial statements, certificates or other written information (other than projections, forward-looking information, budgets, estimates and information of a general economic or industry specific nature) furnished by or on behalf of the Obligors to the Administrative Agent (on behalf of itself and the Lenders) in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains when furnished any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered, and it being understood that such projected financial information and all other forward looking information are not to be viewed as facts and are subject to uncertainties and contingencies, many of which are beyond the control of the Borrower or any of its Subsidiaries, and that actual results during the period or periods covered thereby may differ from such projected results and that the differences may be material.

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Section 190. Investment Company Act and Margin Stock Regulation.

Section 191. Investment Company Act. No Obligor is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 192. Margin Stock. No Obligor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of the Loans will be used, whether immediately, incidentally or ultimately, to buy or carry any Margin Stock, to extend credit to others for the purpose of buying or carrying any Margin Stock, or in any way that is in violation of Regulation T, U or X.

Section 193. Solvency. The Obligors, on a consolidated basis, are and, immediately after giving effect to the making of the Loans, the use of proceeds thereof, and the consummation of the Transactions, will be, Solvent.

Section 194. Subsidiaries. Set forth on Schedule 7.12 is a complete and correct list of all direct and indirect Subsidiaries of the Borrower (as such schedule may be updated on any Bringdown Date). Each such Subsidiary is duly organized and validly existing under the jurisdiction of its organization shown in said Schedule 7.12, and the percentage ownership by each Obligor of each such Subsidiary thereof is as shown in said Schedule 7.12.

Section 195. Excluded Subsidiaries. Each of the Excluded Subsidiaries as of the Closing Date (a) holds no assets or property (other than de minimis assets or property necessary to maintain its corporate existence or otherwise comply with applicable Law) and (b) has no revenue.

Section 196. Material Agreements. Except as set forth on Schedule 7.14, no Obligor nor any of its Subsidiaries is in default under any Material Agreement (x) as of the Closing Date, in any material respect and (y) as of any Bringdown Date, that would reasonably be expected to result in a Material Adverse Effect or a material adverse effect on any Product Commercialization and Development Activities with respect to any Product, nor does any Obligor have knowledge of any Claim against it or any of its Subsidiaries for any breach of any such Material Agreement in any material respect.

Section 197. Restrictive Agreements. Except as set forth in Schedule 7.15, as of the Closing Date, no Obligor or any of its Subsidiaries is subject to any Restrictive Agreement, except (i) those permitted under Section 9.11, (ii) restrictions and conditions imposed by Law or by the Loan Documents, (iii) any stockholder agreement, charter, by-laws, or other organizational documents of an Obligor or any of its Subsidiaries as in effect on the date hereof, (iv) limitations associated with Permitted Liens, and (v) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or other property pending such sale, provided such restrictions and conditions apply only to the Subsidiary or other property that is subject to such agreements and each such sale is permitted hereunder.

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Section 198. Real Property. Schedule 7.16 correctly sets forth all real property that is owned or leased by the Obligors (as such schedule may be updated on any Bringdown Date), indicating in each case whether the respective property is owned or leased, the identity of the owner and lessee (if applicable) and the location of the respective property. Except as set forth in Schedule 7.16 (as such schedule may be updated on any Bringdown Date), no Obligor owns or leases (as tenant thereof) any real property as of the Closing Date.

Section 199. Pension Matters. Schedule 7.17 sets forth (as such schedule may be updated on any Bringdown Date), a complete and correct list of, and that separately identifies, (i) all Title IV Plans, (ii) all Multiemployer Plans and (iii) all material Benefit Plans. Each Qualified Plan, and each trust thereunder, has received a favorable determination or may rely upon an opinion letter for a prototype plan letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, as of the date of this Agreement, to the knowledge of the Obligors, nothing has occurred that would reasonably be expected to prevent, or cause the loss of, such qualification. Except for those that could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Laws, (y) there are no existing or pending (or to the knowledge of any Obligor, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Obligor or Subsidiary thereof incurs or otherwise has or could have an obligation or any liability or Claim and (z) no ERISA Event is reasonably expected to occur. The Borrower and each of its ERISA Affiliates has met all applicable requirements under the ERISA Funding Rules with respect to each Title IV Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained. As of the most recent valuation date for any Title IV Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least sixty percent (60%), and neither any Obligor nor any of its ERISA Affiliates knows of any facts or circumstances that would reasonably be expected to cause the funding target attainment percentage to fall below sixty percent (60%) as of the most recent valuation date. As of the Closing Date, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding.

Section 200. Regulatory Approvals.

Section 201. Each Obligor and each of its Subsidiaries holds, either directly or through licensees and agents, all Product Authorizations necessary or required for the Borrower and each of its Subsidiaries to conduct, their respective operations and businesses in the manner currently conducted as of the Closing Date and as of any Bringdown Date, in each case, except where the failure to hold any such Product Authorizations would not reasonably be expected to result in a Material Adverse Effect.

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Section 202. No Obligor nor its Subsidiaries has received during the past three (3) years any written notice from the FDA or any Governmental Authority that (i) it is considering suspending, revoking or materially limiting any Product Authorization, in each case, that would reasonably be expected to result in a Material Adverse Effect, or (ii) as of the Closing Date, it is not likely to approve any applications made to such Governmental Authority with respect to any of the Products or any Material Agreement. To the knowledge of the Obligors, the Obligors and their Subsidiaries have made all required notices, registrations and reports (including field alerts or other reports of adverse drug experiences) and other filings with respect to each Product and their Product Commercialization and Development Activities, in each case, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 203. Except as set forth on Schedule 7.18(c), and without limiting the generality of any other representation or warranty made by any Obligor hereunder or under any other Loan Document (x) as of the Closing Date and (y) as of any Bringdown Date, in each case, except as would not reasonably be expected to have a Material Adverse Effect: (i) no Obligor, nor any of its Subsidiaries nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensors or licensees have received any inspection reports, warning letters or notices or similar documents with respect to Products or any Product Commercialization and Development Activities from any Regulatory Authority within the last three (3) years that asserts material lack of compliance with any applicable Healthcare Laws or Product Authorizations; (ii) no Obligor, nor any of its Subsidiaries nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensors or licensees have received any material notification from any Regulatory Authority within the last three (3) years, asserting that Products or any Product Commercialization and Development Activities lack a required Product Authorization; (iii) there is no pending regulatory action, investigation or inquiry (other than non-material routine or periodic inspections or reviews) against any Obligor, any of its Subsidiaries or, to the knowledge of any Obligor, any of their respective suppliers, licensors or licensees with respect to Products or any Product Commercialization and Development Activities, and, to the knowledge of any Obligor, there is no basis in fact for any material adverse regulatory action against such Obligor or any of its Subsidiaries or, to the knowledge of any Obligor, any of their respective suppliers agents, licensors or licensees with respect to Products or any Product Commercialization and Development Activities; and (iv) without limiting the foregoing, (A) (1) there have been no material product recalls, safety alerts, corrections, withdrawals, marketing suspensions, removals or the like conducted, undertaken or issued by any Obligor or any of its Subsidiaries, whether voluntary, at the request, demand or order of any Regulatory Authority or otherwise, with respect to Products, any Product Commercialization and Development Activities or any Material Product Authorization within the last three (3) years, (2) no such product recall, safety alert, correction, withdrawal, marketing suspension, removal or the like has been requested, demanded or ordered by any Regulatory Authority within the last three (3) years, and, to the knowledge of any Obligor, there is no basis in fact for the issuance of any such product recall, safety alert, correction, withdrawal, marketing suspension, removal or the like with respect to Products or any Product Commercialization and Development Activities, and (B) no material criminal, injunctive, seizure, detention or civil penalty action has been commenced or threatened in writing by any Regulatory Authority within the last three (3) years with respect to or in connection with Products or any Product Commercialization and Development Activities, and there are no consent decrees (including plea agreements) that relate to Products or any Product Commercialization and Development Activities, and, to the knowledge of each Obligor, there is no basis in fact for the commencement of any material criminal injunctive, seizure, detention or civil penalty action by any Regulatory Authority relating to Products or any Product Commercialization and Development Activities or for the issuance of any consent decree. No Obligor nor any of its Subsidiaries, nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensees or licensors, is employing or utilizing the services of any individual, in connection with Product Commercialization and Development Activities with respect to Products, who has been debarred, suspended or excluded from any federal healthcare program, which would reasonably be expect to have a Material Adverse Effect.

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Section 204. [Reserved].

Section 205. OFAC; Anti-Terrorism Laws.

Section 206. No Obligor nor any of its Subsidiaries is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any applicable Anti-Terrorism Laws.

Section 207. No Obligor nor any of its Subsidiaries, nor, to the knowledge of any Obligor, any of their respective directors, officers, or employees (i) is currently the target of any Sanctions, (ii) is located, organized or residing in any Designated Jurisdiction in violation of Sanctions, or (iii) is or has been (within the previous five (5) years) engaged in any transaction with, or for the benefit of, any Person who is now or was then the target of Sanctions or who is located, organized or residing in any Designated Jurisdiction, in violation of Sanctions. No Loan, nor the proceeds from any Loan, has been or will be used, directly or, to the knowledge of any Obligor, indirectly, to lend, contribute or provide to, or has been or will be otherwise made available for the purpose of funding, any activity or business in any Designated Jurisdiction in violation of Sanctions or for the purpose of funding any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, in violation of Sanctions, or in any other manner that will result in any violation by any party to this Agreement of Sanctions.

Section 208. Anti-Corruption. No Obligor nor any of its Subsidiaries, nor, to the knowledge of any Obligor, any of their respective directors, officers or employees, directly or indirectly, has (i) materially violated or is in material violation of any applicable anti-corruption Law, or (ii) made, offered to make, promised to make or authorized the payment or giving of, directly or indirectly, any Prohibited Payment.

Section 209. Priority of Obligations. Unless expressly permitted under the terms of the Loan Documents, the Obligations constitute unsubordinated obligations of the Obligors, and except for any obligations which have priority under applicable Law, rank at least pari passu in right of payment with all other unsubordinated Indebtedness of the Obligors.

Section 210. Royalty and Other Payments. Unless expressly permitted under the terms of the Loan Documents and except as set forth on Schedule 7.23 (as such schedule may be updated on any Bringdown Date), no Obligor, nor any of its Subsidiaries, is obligated to pay any royalty, milestone payment or any other contingent payment in respect of Ilevro, Nevanac, Maxidex, Triesence, Vigamox, Iheezo, Maxitrol, Iopidine, Moxeza or, on and after the Incremental Tranche A Funding Date, any of the foregoing or VERKAZIA, FLAREX, TOBRADEX ST, NATACYN or CATIONORM PLUS.

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Section 211. Non-Competes. Neither the Borrower, any other Obligor, nor any of their respective Subsidiaries, nor any of their respective directors, officers or employees, is subject to a non-compete agreement that prohibits or will interfere in any material respect with any of the Product Commercialization and Development Activities with respect to Ilevro, Nevanac, Maxidex, Triesence, Vigamox, Iheezo, Maxitrol, Iopidine or Moxeza, or, on and after the Incremental Tranche A Funding Date, any of the foregoing or VERKAZIA, FLAREX, TOBRADEX ST, NATACYN or CATIONORM PLUS, including the development, commercialization or marketing of Ilevro, Nevanac, Maxidex, Triesence, Vigamox, Iheezo, Maxitrol, Iopidine or Moxeza, or, on and after the Incremental Tranche A Funding Date, any of the foregoing or VERKAZIA, FLAREX, TOBRADEX ST, NATACYN or CATIONORM PLUS.

Section 212. Reimbursement from Medical Reimbursement Programs. There is no investigation, audit, claim review, or other action pending with respect to any Obligor or, to the knowledge of any Obligor, threatened in writing which would reasonably be expected to result in a revocation, suspension, termination, probation, restriction, limitation, or non-renewal of any provider number issued to any Obligor or result in the exclusion of any Obligor from Medicare or Medicaid, nor is there any action pending or, to the knowledge of any Obligor, threatened in writing, pursuant to which any Governmental Authority seeks to impose material sanctions with respect to such Obligor’s business, in each case that would reasonably be expected to have a Material Adverse Effect.

Section 213. AFFIRMATIVE COVENANTS

Each Obligor covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than any inchoate indemnification obligations for which no claim has been made) have been paid in full in cash:

Section 214. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent:

Section 215. as soon as available and in any event within forty-five (45) days after the end of each the first three fiscal quarters of each fiscal year (i) the consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter and (ii) the related consolidated statements of income, shareholders’ equity and cash flows of the Borrower and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such fiscal quarter, in each case prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with (iii) a certificate of a Responsible Officer of the Borrower stating that (x) such financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as at such date and (y) the results of operations of the Borrower and its Subsidiaries for the period ended on such date have been prepared in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes; provided that documents required to be furnished pursuant to this Section 8.01(a) shall be deemed furnished on the date that such documents are publicly available on “EDGAR” or the Borrower’s website (with the related certificate separately delivered);

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Section 216. as soon as available, and in any event within ninety (90) days, after the end of each fiscal year (i) the consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and (ii) the related consolidated statements of income, shareholders’ equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report and opinion thereon of KMJ Corbin & Company LLP or another firm of independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or emphasis of matter of going concern footnote or any qualification or exception as to the scope of such audit, and in the case of such consolidated financial statements, certified by a Responsible Officer of the Borrower; provided that documents required to be furnished pursuant to this Section 8.01(b) shall be deemed furnished on the date that such documents are publicly available on “EDGAR” or the Borrower’s website;

Section 217. together with the financial statements required pursuant to Section 8.01(a) and (b), a compliance certificate signed by a Responsible Officer of the Borrower as of the end of the applicable accounting period (which delivery may be by electronic communication including fax or email and shall be deemed to be an original, authentic counterpart thereof for all purposes) substantially in the form of Exhibit L (a “Compliance Certificate”) including (i) details of any issues that are material that are raised by auditors and any occurrence or existence of any event, circumstance, act or omission that would cause any representation or warranty contained in Section 7.07, Section 7.18 or Section 7.22 to be incorrect in any material respect (or in any respect if such representation or warranty is qualified by materiality or by reference to Material Adverse Effect or Material Adverse Change) if such representation or warranty were to be made at the time of delivery of a Compliance Certificate and (ii) a certification as to whether or not the Borrower is in compliance with the Minimum Net Revenues Covenant as of the last day of such period. For the avoidance of doubt, no representation or warranty contained in Section 7.07, Section 7.18 or Section 7.22 is required to be, shall be or shall be deemed to be made in connection with a delivery of any Compliance Certificate;

Section 218. after being prepared by the Borrower and approved by its Board, and promptly following the Administrative Agent’s request therefor, a consolidated budget for the Borrower and its Subsidiaries for the fiscal year to which such budget relates; provided that, for each fiscal year, on or before the seventy-fifth (75th) day following the beginning of such fiscal year, the Borrower shall prepare, and its Board shall approve such consolidated budgets for such fiscal year, and the Borrower shall notify the Administrative Agent promptly after the Board has given such approval;

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Section 219. promptly after the same are released, copies of all press releases (other than any press release that is immaterial, routine or administrative in nature); provided that documents required to be furnished pursuant to this Section 8.01(e) shall be deemed furnished on the date that such documents are publicly available on “EDGAR” or the Borrower’s website;

Section 220. promptly, and in any event within five (5) Business Days after receipt thereof by an Obligor thereof, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which any Obligor may become subject from time to time concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Obligor, in each case, excluding any investigation or inquiry that is immaterial, routine or administrative in nature; provided that documents required to be furnished pursuant to this Section 8.01(f) shall be deemed furnished on the date that such documents are publicly available on “EDGAR” or the Borrower’s website;

Section 221. promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of each Obligor and its Subsidiaries (other than any report or any communication that is immaterial, routine or administrative in nature), and copies of all annual, regular, periodic and special reports and registration statements which any Obligor or its Subsidiaries may file or be required to file with any securities regulator or exchange to the authority of which such Obligor or such Subsidiary, as applicable, may become subject from time to time; provided that documents required to be furnished pursuant to this Section 8.01(g) shall be deemed furnished on the date that such documents are publicly available on “EDGAR” or the Borrower’s website;

Section 222. the information regarding insurance maintained by the Borrower and its Subsidiaries as and when required under Section 8.05;

Section 223. promptly, and in any event within five (5) Business Days after the Borrower obtains knowledge of any Claim related to any Product or inventory involving more than $1,000,000, written notice thereof from a Responsible Officer of the Borrower which notice shall include a statement setting forth details of such Claim;

Section 224. as soon as possible and in any event within ten (10) Business Days after the end of each calendar month, a certificate signed by a Responsible Officer of the Borrower certifying that as of the last day of such calendar month, the Borrower is in compliance with the minimum liquidity requirement set forth in Section 10.01 and attaching evidence reasonably satisfactory to the Administrative Agent, based upon the Borrower’s bank account statements that the Borrower has met its minimum liquidity requirement set out in Section 10.01; and

Section 225. such other information respecting the businesses, financial performance, operations condition of the assets or liabilities of the Obligors (including with respect to the Collateral), taken as a whole, as the Administrative Agent may from time to time reasonably request.

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Section 226. Notices of Material Events. The Borrower will furnish to the Administrative Agent written notice of the following (x) with respect to clause (a) below within three (3) Business Days of and (y) with respect to clause (b) through (n) below, within five (5) Business Days, in each case, after a Responsible Officer of the Borrower first learns of or acquires knowledge with respect to:

Section 227. the occurrence of any Default or Event of Default;

Section 228. the occurrence of any event with respect to the property or assets of the Borrower or any of its Subsidiaries resulting in a Loss aggregating $2,000,000 or more;

Section 229. (i) any proposed acquisition of stock, assets or property by the Borrower or any of its Subsidiaries that would reasonably be expected to result in Material Environmental Liability, and (ii) any spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material by the Borrower or any of its Subsidiaries required to be reported to any Governmental Authority and that would reasonably be expected to result in Material Environmental Liability;

Section 230. the assertion of any Claim under any Environmental Law by any Person against, or with respect to the activities of, the Borrower or any of its Subsidiaries and any alleged liability or non-compliance with any Environmental Laws or any permits, licenses or authorizations issued pursuant to Environmental Laws, in each case, which would reasonably be expected to result in a Material Environmental Liability;

Section 231. the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Affiliates that would reasonably be expected to result in a Material Adverse Effect;

Section 232. (i) the intention of any ERISA Affiliate to file any notice of intent to terminate any Title IV Plan, a copy of such notice and (ii) the filing by any ERISA Affiliate of a request for a minimum funding waiver under Section 412 of the Code with respect to any Title IV Plan or Multiemployer Plan, in each case in writing and in reasonable detail (including a description of any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto);

Section 233. (i) the termination of any Material Agreement other than in accordance with its terms and not as a result of a breach or default, (ii) the receipt by the Borrower or any of its Subsidiaries of any notice of a material breach or default under any Material Agreement (and a copy thereof) asserting a default by such Obligor or any of its Subsidiaries where such alleged default would permit such counterparty to terminate such Material Agreement, (iii) the entering into of any new Material Agreement by any Obligor (and a copy thereof) or (iv) any material amendment to a Material Agreement that would be adverse in any material respect to the Lenders (and a copy thereof); provided, that the Borrower shall not be required to provide such notice if such documents become publicly available on “EDGAR” or the Borrower’s website within the time period notice would otherwise be required pursuant to this Section 8.02;

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Section 234. any material change in accounting policies or financial reporting practices by the Borrower or any of its Subsidiaries (other than as required under GAAP);

Section 235. any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving an Obligor that would reasonably be expected to result in a Material Adverse Effect;

Section 236. any Contract entered into by the Borrower or any of its Subsidiaries in connection with any material Claim of actual alleged violation, infringement or misappropriation of any Intellectual Property by or against the Borrower or any of its Subsidiaries;

Section 237. the creation, development or other acquisition (including any in-bound exclusive licenses) of any Material Intellectual Property by the Borrower or any Subsidiary after the Closing Date; provided that, with respect to any such Material Intellectual Property created, developed or acquired (including through any in-bound exclusive license) in any fiscal year, notice thereof pursuant to this Section 8.02(k) shall be made in accordance with the timing of the financial statements for such fiscal year required pursuant to Section 8.01(b);

Section 238. any change to any Obligor’s or any of its Subsidiaries’ ownership of any Controlled Account, by delivering the Administrative Agent a notice setting forth a complete and correct list of all such accounts as of the date of such change;

Section 239. any warning letters, untitled letters, or other Governmental Authority correspondence regarding actions that would reasonably be expected to result in a Material Adverse Effect; and

Section 240. any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Nothing in this Section 8.02 is intended to waive, consent to or otherwise permit any action or omission that is otherwise prohibited by this Agreement or any other Loan Document.

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Section 241. Existence. Such Obligor shall, and shall cause each of its Subsidiaries to, preserve, renew and maintain in full force and effect its legal existence; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 9.03 or any Asset Sale permitted under Section 9.09.

Section 242. Payment of Obligations. Such Obligor will, and will cause each of its Subsidiaries to, pay and discharge its obligations, including (i) all material Taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any properties or assets of such Obligor or any of its Subsidiaries not constituting a Permitted Lien, except to the extent such Taxes, fees, assessments or governmental charges or levies or such claims are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with GAAP and (ii) all lawful claims which, if unpaid, would by law become a Lien upon its property not constituting a Permitted Lien.

Section 243. Insurance. Such Obligor will, and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. Upon the request of the Administrative Agent, the Borrower shall furnish the Administrative Agent from time to time with (i) material information as to the insurance carried by it and, if so requested, copies of all such insurance policies and (ii) a certificate from the Borrower’s insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid and that such policies are in full force and effect. Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder to levels which do not meet the levels required pursuant to the first sentence of this Section 8.05 shall entitle the Secured Parties to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this Section 8.05 or otherwise to obtain similar insurance in place of such policies, and in each case, the Borrower will be responsible for the reasonable and documented cost of such insurance (to be payable on demand). The amount of any such reasonable and documented expenses shall accrue interest at the Default Rate if not paid on demand and shall constitute “Obligations.”

Section 244. Books and Records; Inspection Rights. Such Obligor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct (in all material respects) entries are made of all dealings and transactions in relation to its business and activities. Such Obligor will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition (financial or otherwise) with its officers and independent accountants (so long as a representative of the Borrower is provided a reasonable opportunity to participate in any such discussion), during normal business hours (but not more often than once per year in total for all such visits and inspections unless an Event of Default has occurred and is continuing) as the Administrative Agent may reasonably request; provided that such representative shall use its commercially reasonable efforts to minimize disruption to the business and affairs of the Borrower as a result of any such visit, inspection, examination or discussion. Notwithstanding anything to the contrary contained herein or any other provision of the Loan Documents, no Obligor nor any of its Subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes trade secrets or proprietary information, (ii) in respect of which disclosure to any Lender (or their respective representatives or contractors) is prohibited by any applicable Law or any binding agreement with a third party (so long as such agreement is not entered into in contemplation of this Agreement) or (iii) that is subject to attorney-client or similar privilege, which could reasonably be expected to be lost or forfeited if disclosed to the Administrative Agent or any Lender. The Borrower shall pay all reasonable and documented costs of all such inspections.

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Section 245. Compliance with Laws and Other Obligations. Such Obligor will, and will cause each of its Subsidiaries to, (i) comply with all Laws (including Anti-Terrorism Laws, Sanctions and Environmental Laws) applicable to it and its business activities, (ii) comply with all Healthcare Laws and Governmental Approvals (including Product Authorizations) applicable to it and its business activities and (iii) maintain in full force and effect (other than in accordance with its terms), remain in compliance with, and perform all obligations under all Material Agreements to which it is a party, except, in the case of clauses (i), (ii) and (iii) above, where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Each Obligor has, and shall maintain in effect and enforce policies and procedures reasonably designed to promote compliance by such Obligor, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Terrorism Laws and Sanctions.

Section 246. Maintenance of Properties, Etc. Such Obligor shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its assets and properties (including all assets and properties, whether tangible or intangible, relating to its Products or Product Commercialization and Development Activities) necessary or useful in the conduct of its business in good working order and condition in accordance with the general practice of other Persons of similar character and size, ordinary wear and tear and damage from casualty or condemnation excepted and except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 247. Governmental Licenses. Such Obligor shall, and shall cause each of its Subsidiaries to, obtain and maintain all Governmental Approvals necessary in connection with the execution, delivery and performance of the Loan Documents, the consummation of the Transactions or the operation and conduct of its business and ownership of its properties (including its Product Commercialization and Development Activities), except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 248. Use of Proceeds. The proceeds of the Loans will be used only as provided in Section 2.05. No part of the proceeds of the Loans will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X.

Section 249. Certain Obligations Respecting Subsidiaries; Further Assurances.

Section 250. Subsidiary Guarantors, etc. In the event that the Borrower or any of its Subsidiaries shall form or acquire any new Subsidiary (other than an Excluded Subsidiary), or any Excluded Subsidiary ceases to be an Excluded Subsidiary, the Borrower shall promptly (and in any event within forty-five (45) calendar days of such formation or acquisition or such longer period as the Administrative Agent may agree to in its sole discretion) with respect to a formed or acquired Subsidiary (other than an Excluded Subsidiary), and immediately with respect to an Excluded Subsidiary ceasing to be an Excluded Subsidiary:

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Section 251. cause such Subsidiary to become a “Subsidiary Guarantor” hereunder pursuant to a Guarantee Assumption Agreement and a “Grantor” under the Security Agreement;

Section 252. take such action or cause such Subsidiary to take such action (including joining the Security Agreement and delivering shares of stock together with undated transfer powers executed in blank, applicable control agreements and other instruments) as shall be reasonably necessary or desirable or reasonably requested by the Administrative Agent in order to create and perfect, in favor of the Administrative Agent, for the benefit of the Secured Parties, valid and enforceable first priority Liens (subject only to Permitted Liens), on substantially all of the personal property of such Subsidiary as collateral security for the Obligations hereunder as and when required by the terms of the Security Agreement; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents and the Intercompany Subordination Agreement;

Section 253. to the extent that the parent of such Subsidiary is not a party to the Security Agreement or has not otherwise pledged or secured Equity Interests in its Subsidiaries in accordance with the terms of the Security Agreement and this Agreement, cause the parent (if possible) of such Subsidiary to execute and deliver a pledge or other security agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, in respect of all outstanding issued shares of such Subsidiary;

Section 254. deliver such proof of corporate action, incumbency of officers, and other applicable documents as is consistent with those delivered by each Obligor pursuant to Section 6.01 or as the Administrative Agent shall reasonably request; and

Section 255. cause each such Subsidiary (other than any Subsidiary that is not an Obligor) to become a party to the Intercompany Subordination Agreement.

Notwithstanding the foregoing, or anything else herein to the contrary, neither the Borrower nor any of its Subsidiaries shall form or acquire any Foreign Subsidiary.

Section 256. Further Assurances.

Section 257. Such Obligor will take such action from time to time as shall reasonably be requested by the Administrative Agent to effectuate the purposes and objectives of this Agreement and the Security Agreement; and

Section 258. In the event that such Obligor creates, develops or otherwise acquires Intellectual Property or real property during the term of this Agreement, then the provisions of this Agreement and the Security Agreement shall and hereby do automatically apply thereto and any such Intellectual Property or real property shall automatically constitute and hereby does constitute part of the Collateral under the Security Documents (other than Excluded Assets (as defined in the Security Agreement)), without further action by any party, in each case from and after the date of such creation, development or acquisition; and

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Section 259. Without limiting the generality of the foregoing, each Obligor will, and will cause each Person that is required to be a Guarantor to, take such action from time to time (including joining the Security Agreement and delivering shares of stock together with undated transfer powers executed in blank, applicable control agreements and other instruments) as shall be required by the terms of the Security Documents or reasonably requested by the Administrative Agent to create, in favor of the Administrative Agent for the benefit of the Secured Parties, perfected security interests and Liens in substantially all of the personal property (other than Excluded Assets (as defined in the Security Agreement)) of such Obligor as collateral security for the Obligations; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents; provided, further that, without limiting the right of the Administrative Agent to require a Lien or security interest in any newly acquired or created Subsidiary or asset, upon the prior written request of the Borrower, the Borrower and the Administrative Agent shall consult, in good faith, as to whether the cost of obtaining a Lien or security interest thereon would be unreasonably excessive relative to the benefit thereof.

Section 260. Termination of Non-Permitted Liens. In the event that any Obligor shall become aware of, or be notified by the Administrative Agent or any Lender of the existence of, any outstanding Lien against any assets or property of such Obligor or any of its Subsidiaries, which Lien is not a Permitted Lien, such Obligor shall use its commercially reasonable efforts to promptly terminate or cause the termination of such Lien.

Section 261. Board Materials; Lender Calls.

Section 262. The Borrower shall deliver to the Administrative Agent: (i) copies of any agenda and other written materials provided to the Borrower’s Board (or any committee thereof) of the Borrower prior to any meeting of the board of directors (or such committee thereof), at or promptly after such materials are furnished to the members of the Borrower’s Board (or such committee thereof), (ii) copies of all minutes of meetings of the Borrower’s Board (or any committee thereof) at or promptly after such minutes are furnished to the members of the Borrower’s Board (or such committee thereof), (iii) copies of all material written consents duly passed by the Borrower’s Board (or any committee thereof) and (iv) promptly upon presentation of any regular periodic materials to the Borrower’s Board (or any committee thereof) reporting on the current, past or future financial performance and business and operations of the Borrower or any of its Subsidiaries (which shall include, among other things, development updates with respect to material Products, and updates with respect to material events relating to other Material Agreements), copies of such materials; provided that any such material may be redacted by the Borrower to (A) exclude information relating to the performance of the Administrative Agent or any Lender hereunder or to the Borrower’s strategy regarding the Loans or performance or non-performance under the Loan Documents or any information that could raise a conflict of interest with Administrative Agent or Lenders as reasonably determined based on advice of counsel, (B) preserve attorney-client privilege or required to comply with applicable laws or regulations or (C) protect individually identifiable health information (as defined under HIPAA) or other confidential information relating to healthcare patients to the extent required by applicable Healthcare Laws; provided, further that such redactions are restricted so as to be only as extensive as is reasonably necessary in order to exclude information described in clauses (A) through (C); and

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Section 263. On dates and times to be mutually agreed upon by the Borrower and the Administrative Agent following the Administrative Agent’s request therefor (but for the avoidance of doubt, no more than once per fiscal quarter), the Borrower will hold a conference call with Administrative Agent, any Lender who chooses to attend such conference call and senior management of the Borrower, at which conference call shall be reviewed the financial results of the previous fiscal year and other material events and Administrative Agent and the Lenders shall have an opportunity to ask questions.

Section 264. Maintenance of Regulatory Approvals, Contracts, Intellectual Property, Etc. Each Obligor shall, and shall cause each of its Subsidiaries (to the extent applicable) to, (i) maintain in full force and effect all Material Product Authorizations, Material Agreements, Material Intellectual Property and other rights, interests or assets (whether tangible or intangible) reasonably necessary for the business of such Obligor and its Subsidiaries, (ii) maintain in full force and effect, and pay all costs and expenses relating to, such Material Product Authorizations, Material Agreements and Material Intellectual Property owned, used or controlled by such Obligor or any such Subsidiary that are used in or necessary for any related Product Commercialization and Development Activities, except as would not be reasonably expected to have a Material Adverse Effect, (iii) promptly after obtaining knowledge thereof, notify the Administrative Agent of any material violation, misappropriation or other infringement by any Person, or any material Claim, action or proceeding brought by any Person alleging the invalidity or unenforceability, of any Material Intellectual Property, and use commercially reasonable efforts to stop, curtail or abate such violation, action, misappropriation or infringement if determined appropriate by the Borrower in the exercise of its prudent business judgment, and (iv) except as set forth on Schedule 7.05(b), promptly after obtaining knowledge thereof, notify the Administrative Agent of any Claim by any Person that the conduct of the business of any Obligor or any of its Subsidiaries, including in connection with any Product Commercialization and Development Activities, has violated, misappropriated or otherwise infringed any Intellectual Property of such Person, where such Claim would reasonably be expected to result in a liability to any Obligor or any of their Subsidiaries of greater than $3,000,000.

Section 265. ERISA Compliance and Pension Plans. Such Obligor shall comply, and shall cause each of its Subsidiaries to comply, with the provisions of ERISA with respect to any Benefit Plans to which such Obligor or such Subsidiary is a party as an employer, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 266. Cash Management. Such Obligor shall, and shall cause each of its Subsidiaries to:

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Section 267. subject to Section 8.17(d) and (f), maintain an aggregate amount of cash of the Borrower and the Subsidiary Guarantors greater than or equal to the Minimum Liquidity Amount in deposit accounts, disbursement accounts, investment accounts (and other similar accounts), securities accounts and lockboxes with a bank or financial institution within the U.S. that has executed and delivered to the Administrative Agent an account control agreement, in form and substance reasonably acceptable to the Administrative Agent (each such agreement, a “Control Agreement” and each such deposit account, disbursement account, investment account (or similar account), securities account and lockbox, a “Controlled Account”); provided that each such Controlled Account shall be a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Obligations, and each Obligor shall have granted a Lien to the Administrative Agent, for the benefit of the Secured Parties, over such Controlled Accounts;

(b) subject to Section 8.17(d) and (f), maintain each of its deposit accounts, disbursement accounts, investment accounts (or similar accounts), securities accounts and lockboxes (other than, in each case, Excluded Accounts) as Controlled Accounts;

(c) deposit promptly, and in any event no later than five (5) Business Days after the date of receipt thereof (or such longer period of time as agreed by the Administrative Agent in its sole discretion), all cash, checks, drafts or other similar items of payment in an amount in excess of $250,000 and relating to or constituting payments made in respect of any and all accounts and other rights and interests into Controlled Accounts; and

(d) at any time after the occurrence and during the continuance of an Event of Default, at the request of the Administrative Agent, each Obligor shall cause all payments constituting proceeds of accounts to be directed into lockbox accounts under agreements in form and substance satisfactory to the Administrative Agent.

Section 268. Post-Closing Obligations.

(a) Within seven (7) Business Days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall have received (i) all certificates (in the case of Equity Interests that are certificated securities (as defined in the UCC)) evidencing the issued and outstanding Equity Interests owned by each Obligor that are required to be pledged or otherwise secured and so delivered under the Security Documents, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank and (ii) the original Melt Note, which note shall be accompanied by an undated allonge, duly executed in blank.

(b) Within thirty (30) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall have received endorsements for all such insurance policies required pursuant to the Loan Documents, naming the Administrative Agent as lender loss payee or additional insured, as applicable, on behalf of the Secured Parties.

(c) Within forty-five (45) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), the Borrower shall use its commercially reasonable efforts to obtain a Landlord Consent with respect to the leased properties at (i) 102 Woodmont Blvd., (ii) 1000 Aviara Parkway, Suite 220, (iii) 1705 Route 46 W, Suite 4, and (iv) 658 Grassmere Park, Suite 104.

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(d) Within ninety (90) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall have received evidence that all deposit accounts, lockboxes, disbursement accounts, investment accounts, securities accounts or other similar accounts (other than Excluded Accounts and accounts located at MUFG Union Bank, N.A.) of each Obligor have either (i) been closed or (ii) are Controlled Accounts.

(e) Within one hundred and twenty (120) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall have received evidence that the Borrower has made commercially reasonable efforts (including by posting to customary job sites) to hire a senior counsel or other employee with a similar title and serving the customary functions of a senior counsel.

(f) Within one hundred and twenty (120) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall have received evidence that all deposit accounts, lockboxes, disbursement accounts, investment accounts, securities accounts or other similar accounts (other than Excluded Accounts) of each Obligor that are located at MUFG Union Bank, N.A. either (i) have been closed or (ii) are Controlled Accounts; provided that during the period while such accounts are not Controlled Accounts, the aggregate balance of all such accounts shall not exceed $1,000,000 for more than three consecutive Business Days.

(g) Within ten (10) Business Days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a copy of a good standing certificate with respect to Visionology, Inc., certified as of a recent date by the Delaware Secretary of State.

Section 269. Warrants. On or prior to the date on which financial statements for the fiscal year ending December 31, 2024 are required to be delivered pursuant to Section 8.01(b), concurrently with the delivery of the Compliance Certificate for such fiscal year, the Borrower shall deliver to the Administrative Agent a certificate of the chief financial officer (or other equivalent financial officer) of the Borrower in form and substance reasonably satisfactory to the Administrative Agent, setting forth the Total Leverage Ratio as of the end of the fiscal quarter ending December 31, 2024, together with a reasonably detailed calculation thereof. If the Total Leverage Ratio as of the end of such fiscal quarter is greater than or equal to 5.00:1.00, then concurrently with the delivery of such certificate, the Borrower shall deliver to the Administrative Agent duly executed warrants, substantially in the form attached hereto as Exhibit I (collectively, the “Warrants”) for each Lender as of the end of such fiscal quarter, in an amount of common shares of the Borrower equal to each such Lender’s Proportionate Share of the aggregate amount set forth below (it being understood that such aggregate amount is subject to adjustment for stock splits, dividends, recapitalizations and any other similar event):

Total Leverage Ratio	Aggregate Number of Common Shares of the Borrower
Greater than or equal to 5.00:1.00, but less than 7.00:1.00	375,000
Greater than or equal to 7.00:1.00	750,000

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Section 270. Certain Additional Rights of Lender (VCOC). The Borrower acknowledges that one of the Lenders (or its direct or indirect member or partner) intends to qualify as a “venture capital operating company” (as defined in the Department of Labor regulations located at 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA) (such Lender referred to in this paragraph as the “VCOC Lender”). Notwithstanding anything to the contrary contained in this Agreement, the VCOC Lender shall have the following rights:

Section 271. the right to consult with and advise the Borrower’s management regarding significant business activities and business and financial developments of the Borrower, with the VCOC Lender having the right to call meetings to facilitate such consultation and advice at reasonable times and upon reasonable advance notice, provided that (i) such meetings generally shall not occur more than once per quarter and (ii) such meetings may take place in person, via telephone or video conference;

Section 272. the right to visit and inspect the Borrower’s facilities and to inspect and examine the books and records of the Borrower in each case at reasonable times and upon reasonable advance notice, provided that (i) such visitation and inspection generally shall not occur more than once per quarter and (ii) the Borrower shall not be required to provide access to highly confidential or proprietary information;

Section 273. the right, in accordance with the terms of this Agreement to receive monthly, quarterly and year-end financial reports; and

Section 274. the Borrower shall use its reasonable best efforts to provide the VCOC Lender with true and correct copies of all documents, reports, financial data and other information regarding the Borrower as the VCOC Lender may reasonably request, provided that the Borrower shall not be required to provide access to highly confidential or proprietary information.

The Borrower agrees to cause its management to consider, in good faith, the recommendations of the VCOC Lender provided to the Borrower in connection with the exercise of the foregoing rights, provided that the Borrower retains ultimate discretion with respect to all such matters. All rights granted to the VCOC Lender under this paragraph are in addition to any rights granted to the VCOC Lender in any other capacity and nothing herein shall be construed to limit, restrict or impair any such rights of the VCOC Lender.

Section 275. NEGATIVE COVENANTS

Each Obligor covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than inchoate indemnification obligations for which no claim has been made), have been paid in full in cash:

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Section 276. Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, whether directly or indirectly, except:

Section 277. the Obligations;

Section 278. Indebtedness existing on the date hereof and set forth on Schedule 9.01(b) and Permitted Refinancings thereof; provided that, if such Indebtedness is intercompany Indebtedness, such Indebtedness shall be subject to the Intercompany Subordination Agreement;

Section 279. accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of such Obligor’s or such Subsidiary’s business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

Section 280. Indebtedness consisting of guarantees resulting from the endorsement of negotiable instruments for collection in the Ordinary Course;

Section 281. Indebtedness of an Obligor owing to any other Obligor, in each case subject to the Intercompany Subordination Agreement;

Section 282. Indebtedness of any Subsidiary that is not an Obligor owing to any other Subsidiary that is not an Obligor;

Section 283. Indebtedness of any Obligor (other than the Borrower) owing to any Subsidiary that is not another Obligor, in each case subject to the Intercompany Subordination Agreement;

Section 284. Guarantees by any Obligor of Permitted Indebtedness of another Obligor;

Section 285. equipment and software financing and leasing (including Capital Lease Obligations and purchase money Indebtedness) and Permitted Refinancings thereof; provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto, and (ii) the aggregate outstanding principal amount of such Indebtedness does not exceed $3,000,000 at any time;

Section 286. Indebtedness under Permitted Hedging Agreements;

Section 287. Indebtedness assumed pursuant to any Permitted Acquisition and Permitted Refinancings thereof; provided that (i) no such Indebtedness (individually) shall exceed 15% of the total purchase price paid in connection with such Permitted Acquisition, (ii) the aggregate outstanding principal amount of Indebtedness permitted pursuant to this Section 9.01(k) shall not exceed $5,000,000 at any time outstanding and (iii) no such Indebtedness was created or incurred in connection with, or in contemplation of, such Permitted Acquisition;

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Section 288. unsecured Indebtedness in an aggregate outstanding principal amount not to exceed $3,500,000;

Section 289. Indebtedness in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created, or related to obligations or liabilities incurred, in the Ordinary Course, including in respect of workers compensation claims, health, disability or other employee benefits or property, leases, commercial contracts, Indebtedness permitted pursuant to Section 9.01(o), property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims;

Section 290. Indebtedness arising in connection with the financing of insurance premiums in the Ordinary Course;

Section 291. Indebtedness in respect of (i) performance bonds, bid bonds, appeal bonds, surety bonds, customs bonds, government bonds, performance and completion guarantees and similar obligations arising in the Ordinary Course and (ii) customary indemnification obligations to purchasers in connection with Asset Sales permitted by Section 9.09;

Section 292. Indebtedness in respect of netting services, overdraft protections, business credit cards, purchasing cards, payment processing, automatic clearinghouse arrangements, arrangements in respect of pooled deposit or sweep accounts, check endorsement guarantees, and otherwise in connection with deposit accounts or cash management services;

Section 293. purchase price adjustments, indemnity payments, incentive, non-compete, consulting or other similar arrangements, contingent obligations, royalties and other Deferred Acquisition Consideration in connection with (i) any Permitted Acquisition, in each case that are permitted pursuant to the definition of “Permitted Acquisition” and (ii) the Eyevance Acquisition, in each case that are permitted pursuant to the definition of “Eyevance Acquisition”; or

Section 294. Indebtedness in respect of the Existing Notes and any refinancing, extension, renewal or replacement thereof; provided that (i) any such refinancing, extension, renewal or replacement shall not (A) exceed the outstanding principal amount of the Existing Notes being refinanced, extended, renewed or replaced (including by application of any interest that may be paid-in-kind during the term of such refinanced, extended, renewed or replaced Indebtedness), (B) have a maturity date that is prior to the date that is 91 days after the Maturity Date hereunder, (C) contain any financial covenants, (D) contain any other terms that are less favorable in any material respect to the Obligors and their respective Subsidiaries, and/or to the Administrative Agent or the other Secured Parties, than the terms governing the Existing Notes being refinanced, extended, renewed or replaced, (E) have an applicable all-in yield (whether in the form of interest rate, margin, interest rate floor, upfront fees, original issue discount or any other similar fees paid to all lenders or holders generally; provided that upfront fees, original issue discount and other similar fees shall be equated to interest rate assuming a four (4) year life to maturity (or, if less, the stated life to maturity at the time of incurrence of the applicable Indebtedness)) which exceeds the rate of interest of the Existing Notes being refinanced, extended, renewed or replaced plus 1.00% per annum, (F) grant any Lien (and such Indebtedness shall be unsecured) or (G) give any Guarantee that was not an existing requirement of the Existing Notes and (ii) immediately prior to and immediately after such refinancing, extension, renewal or replacement, no Default or Event of Default shall exist;

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Section 295. Liens. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property now owned by it or such Subsidiary, except:

Section 296. Liens securing the Obligations;

Section 297. any Lien on any property or asset of such Obligor or any of its Subsidiaries existing on the date hereof and set forth on Schedule 9.02(b) and renewals and extensions thereof in connection with Permitted Refinancings of the Indebtedness being secured by such Lien; provided that (i) no such Lien (including any renewal or extension thereof) shall extend to any other property or asset of such Obligor or any of its Subsidiaries (other than improvements and accessions to such property or asset) and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and renewals, extensions and replacements thereof in connection with Permitted Refinancings of the Indebtedness being secured by such Lien that do not increase the outstanding principal amount thereof (other than by an amount equal to unpaid interest and premiums thereon, including tender premium, and required prepayment premiums, and any customary underwriting discounts, fees, commissions and expenses associated with such extension, renewal or replacement);

Section 298. Liens securing Indebtedness permitted under Section 9.01(i); provided that such Liens are restricted solely to the collateral described in Section 9.01(i);

Section 299. Liens imposed by any Law and arising in the Ordinary Course, including (but not limited to) carriers’, warehousemen’s, landlords’, and mechanics’ liens, liens relating to leasehold improvements and other similar Liens arising in the Ordinary Course that (x) do not in the aggregate materially detract from the value of the property subject thereto or materially impair the use thereof in the operations of the business of such Person or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject to such Liens and for which adequate reserves have been made if required in accordance with GAAP;

Section 300. pledges or deposits made in the Ordinary Course in connection with bids, contract leases, appeal bonds, workers’ compensation, unemployment insurance or other similar social security legislation;

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Section 301. Liens securing Taxes, assessments and other governmental charges, the payment of which is not past due or is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made;

Section 302. any (i) servitudes, easements, rights of way, restrictions and other similar encumbrances on real property imposed by any Law, (ii) Liens consisting of zoning or building restrictions, (iii) easements, licenses, restrictions on the use of real property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors or any of their Subsidiaries; and

Section 303. with respect to any real property, (i) such defects or encroachments as might be revealed by an up-to-date survey of such real property; (ii) the reservations, limitations, provisos and conditions expressed in the original grant, deed or patent of such property by the original owner of such real property pursuant to all applicable Laws; and (iii) rights of expropriation, access or user or any similar right conferred or reserved by or in any Law, which, in the aggregate for clauses (i), (ii) and (iii), are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors or its Subsidiaries;

(i) bankers liens, rights of setoff and similar Liens incurred on deposits or other assets credited to any deposit or securities account made in the Ordinary Course;

(j) Liens securing Indebtedness permitted under Section 9.01(k); provided that (i) such Lien is not created in contemplation of or in connection with such Permitted Acquisition pursuant to which such Indebtedness was assumed, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary other than the assets subject to such Liens immediately prior to the consummation of the Permitted Acquisition, and (iii) such Lien shall secure only those obligations that it secured immediately prior to the consummation of such Permitted Acquisition, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

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Section 304. Liens securing Indebtedness permitted under Sections 9.01(m), (n), (o) and (p).

Section 305. any judgment Lien or Lien arising from decrees or attachments not constituting an Event of Default;

Section 306. Liens arising from precautionary UCC financing statement filings regarding operating leases of personal property and consignment arrangements entered into in the Ordinary Course in an Arm’s Length Transaction;

Section 307. Liens which secure obligations in an aggregate amount not to exceed $3,500,000 at any time outstanding;

Section 308. Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods and incurred in the Ordinary Course;

Section 309. Permitted Licenses;

Section 310. Liens on cash and Cash Equivalent Investments securing obligations under Permitted Hedging Agreements;

Section 311. (i) Liens to secure payment of workers’ compensation, employment insurance, old age pensions, social security and other like obligations incurred in the Ordinary Course (other than Liens imposed by ERISA) and (ii) deposits in respect of letters of credit, bank guarantees or similar instruments issued for the account of any Obligor or any Subsidiary in the Ordinary Course supporting obligations of the type set forth in clause (i) above;

Section 312. to the extent constituting a Lien, customary cash escrow arrangements securing indemnification obligations associated with a Permitted Acquisition, the Eyevance Acquisition or any other Investment permitted under Section 9.05 not to exceed $2,500,000 in the aggregate;

Section 313. Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;

Section 314. Liens of sellers of goods to the Borrower and any of its Subsidiaries arising under Article 2 of the Uniform Commercial Code or otherwise in the Ordinary Course, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;

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Section 315. rights of first refusal, voting, redemption, transfer or other restrictions (including call provisions and buy-sell provisions) with respect to the Equity Interests of any Joint Venture or other Persons that are not Subsidiaries; and

Section 316. any Lien arising under conditional sale, title retention, consignment or similar arrangements for the sale of goods in the Ordinary Course; provided that such Lien attaches only to the goods subject to such sale, title retention, consignment or similar arrangement;

provided that no Lien otherwise permitted under any of the foregoing clauses (c), (d), (e), (g) through (k), (m), (n), (o) and (q) through (w) of this Section 9.02 shall apply to any Material Intellectual Property.

Section 317. Fundamental Changes and Acquisitions. Such Obligor will not, and will not permit any of its Subsidiaries to, (i) enter into any transaction of merger, amalgamation or consolidation, (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (iii) sell or issue any of its Disqualified Equity Interests or (iv) other than Permitted Acquisitions, the Eyevance Acquisition and any Acquisition permitted by Section 9.05(a) or Section 9.05(t), make any Acquisition or otherwise acquire any business or substantially all the property from, or Equity Interests of, or be a party to any Acquisition of, any Person, except:

Section 318. the merger, amalgamation, consolidation, dissolution, winding up or liquidation of any (i) Subsidiary with or into any Obligor; provided that with respect to any such transaction involving (x) the Borrower, the Borrower must be the surviving or successor entity of such transaction or (y) any other Obligor, an Obligor must be the surviving or successor entity of such transaction or the surviving Person shall concurrently therewith become an Obligor or (ii) Subsidiary that is not an Obligor with or into any other Subsidiary that is not an Obligor;

Section 319. the sale, lease, transfer or other disposition by (i) any Obligor (other than the Borrower) of any or all of its property (upon voluntary liquidation, dissolution, winding-up or otherwise) to the any other Obligor or to any entity that concurrently therewith shall become an Obligor or (ii) any Subsidiary that not an Obligor of any or all of its property (upon voluntary liquidation, dissolution, winding-up or otherwise) to any other Subsidiary that is not an Obligor;

Section 320. the sale, transfer or other disposition of the Equity Interests of (i) any Subsidiary to an Obligor or (ii) any Subsidiary that is not an Obligor owned by a Subsidiary that is not an Obligor, to any other Subsidiary that is not an Obligor;

Section 321. mergers, amalgamations, consolidations, dissolutions or liquidations of any Subsidiary to effectuate any Asset Sales permitted under Section 9.09; provided that the Borrower shall be the surviving or receiving party, as applicable, with respect to any such merger, amalgamation, consolidation, dissolution or liquidation that involves the Borrower; and

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Section 322. in connection with any Permitted Acquisition or other Investment permitted under Section 9.05, any Obligor or any of its Subsidiaries may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, so long as (i) the Person surviving such merger with any Subsidiary shall be a direct or indirect wholly-owned Subsidiary of the Borrower, (ii) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving Person, and (iii) in the case of any such merger to which a Subsidiary Guarantor is a party, the surviving Person is such Subsidiary Guarantor or concurrently therewith becomes a Subsidiary Guarantor.

Section 323. Lines of Business. Such Obligor will not, and will not permit any of its Subsidiaries to, engage in any business other than the business engaged in on the date hereof by such Persons or a business reasonably related, incidental or complementary thereto or reasonable expansions or extensions thereof.

Section 324. Investments. Such Obligor will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except:

Section 325. Investments (but without giving effect to the cash return provision contained in the definition thereof) outstanding on the date hereof and identified in Schedule 9.05(a) and any renewals, amendments and replacements thereof that do not increase the amount thereof of any such Investment, net of cash returns thereon, or require that any additional Investment be made (unless otherwise permitted hereunder);

Section 326. deposit accounts with banks (or similar deposit-taking institutions) and securities accounts maintained by the Obligors and their respective Subsidiaries, which in the case of the Obligors shall be Controlled Accounts (unless Excluded Accounts);

Section 327. extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services or the grant of trade credit in the Ordinary Course in an Arm’s Length Transaction;

Section 328. Permitted Cash Equivalent Investments, which in the case of the Obligors shall be maintained in Controlled Accounts subject to Section 8.17(d) and (f) (unless maintained in Excluded Accounts);

Section 329. Investments by (i) an Obligor in another Obligor and (ii) a Subsidiary that is not an Obligor in any other Subsidiary that is not an Obligor;

Section 330. Investments by a Subsidiary that is not an Obligor in an Obligor; provided that any Investment made by any Subsidiary that is not an Obligor pursuant to this clause (f) shall be subordinated in right of payment to the Obligations pursuant to the Intercompany Subordination Agreement;

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Section 331. Permitted Hedging Agreements;

Section 332. Investments consisting of prepaid expenses, deposits under commercial contracts for the purchase of assets, negotiable instruments held for collection or deposit, security deposits with utilities, landlords and other like Persons and deposits in connection with workers’ compensation and similar deposits, in each case, made in the Ordinary Course, and other deposits and cash collateral constituting Permitted Liens;

Section 333. employee, officer and director loans, travel advances and guarantees in accordance with the Borrower’s usual and customary practices with respect thereto (if permitted by applicable Laws) and non-cash loans to employees, officers, or directors relating to the purchase of Equity Interests of the Borrower pursuant to employee stock purchase plans or agreements, which in the aggregate shall not exceed $2,500,000 outstanding at any time;

Section 334. Investments received in connection with any Insolvency Proceedings in respect of any customers, suppliers or clients or in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients;

Section 335. the increase in value of any Investment otherwise permitted pursuant to this Section 9.05;

Section 336. (i) non-cash Investments in joint ventures or strategic alliances in the Ordinary Course consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, and (ii) cash Investments in joint ventures or strategic alliances; provided that, with respect to such Investments under this sub-clause (ii), the aggregate amount of all such cash Investments made during any fiscal year shall not exceed $2,500,000;

Section 337. Investments (except in Excluded Subsidiaries) in an aggregate amount not to exceed $5,000,000;

Section 338. Investments of any Person in existence at the time such Person becomes a Subsidiary; provided such Investment was not made in connection with or anticipation of such Person becoming a Subsidiary and any modification, replacement, renewal or extension thereof;

Section 339. Investments permitted under Section 9.03;

Section 340. Permitted Acquisitions and earnest money deposits in connection with Permitted Acquisitions and Investments acquired as a result of a Permitted Acquisition to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition and were in existence prior to the date of such Permitted Acquisition;

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Section 341. Investments consisting of the non-cash portion of the sales consideration received by the Borrower or any of its Subsidiaries in connection with any Asset Sale permitted under Section 9.09;

Section 342. Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the Ordinary Course;

Section 343. to the extent constituting Investments, Guarantees of Indebtedness, which Guarantees are permitted under Section 9.01;

Section 344. (i) Investments contemplated by Schedule 9.05(s) and (ii) the Permitted Minority Investments;

Section 345. Investments consisting of Permitted Liens;

Section 346. Investments in the Ordinary Course consisting of UCC Article 3 endorsements for collection or deposit and UCC Article 4 customary trade arrangements with customers consistent with past practices;

Section 347. to the extent constituting Investments, purchases and acquisitions of inventory, supplies, materials and equipment; and

Section 348. the Eyevance Acquisition and Investments acquired as a result of the Eyevance Acquisition to the extent that such Investments were not made in contemplation of or in connection with the Eyevance Acquisition and were in existence prior to the date of the Eyevance Acquisition.

Notwithstanding anything in this Agreement to the contrary, (i) the Obligors shall not, and shall not permit any of their Subsidiaries to (x) directly or indirectly transfer, by means of contribution, sale, assignment, lease or sublease, license or sublicense, or other disposition of any kind (including, for avoidance of doubt, as an Investment, Restricted Payment or Asset Sale), any Material Intellectual Property other than (I) pursuant to Permitted Licenses or (II) as permitted pursuant to Section 9.09(g) or (y) permit any Person other than an Obligor to license or own any interest in any Material Intellectual Property owned by such Obligor other than pursuant to (I) Permitted Licenses or (II) as permitted pursuant to Section 9.09(g), (ii) no Material Intellectual Property shall be contributed as an Investment or distributed as a Restricted Payment to any Subsidiary other than an Obligor (other than pursuant to Permitted Licenses) and (iii) neither any Obligor nor any of their Subsidiaries shall be permitted to directly or indirectly transfer, by means of contribution, sale, assignment, lease or sublease, license or sublicense, or other disposition of any kind (including, for avoidance of doubt, as an Investment, Restricted Payment or Asset Sale) any assets or property of any kind (including, without limitation, any Intellectual Property) to any Excluded Subsidiary.

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Section 349. Restricted Payments. Such Obligor will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment; provided that (i) Restricted Payments consisting of the payment of interest, principal or fees in respect of any intercompany Indebtedness permitted by Section 9.01(e) and (f) shall be permitted and (ii) the following Restricted Payments shall be permitted so long as no Event of Default has occurred and is continuing or would reasonably be expected to occur or result from such Restricted Payment:

Section 350. dividends with respect to the Borrower’s Equity Interests payable solely in shares of its Qualified Equity Interests (or the equivalent thereof);

Section 351. the Borrower’s purchase, redemption, retirement, or other acquisition of shares of its Equity Interests with the proceeds received from a substantially concurrent issue of new shares of its Qualified Equity Interests;

Section 352. (1) each Subsidiary that is an Obligor may make Restricted Payments (it being understood that Restricted Payments consisting of the payment of interest, principal or fees in respect of intercompany Indebtedness permitted by Section 9.01(e) and (f) shall be covered by Section 9.06(i)) to any other Obligor, and (2) each Subsidiary that is not an Obligor may make Restricted Payments to its equity holders generally; provided that any Obligor that owns the Equity Interests in such Subsidiary paying such Restricted Payment receives at least its proportional share (including at least its proportional share of any portion of such Restricted Payment made in cash) thereof;

Section 353. any purchase, redemption, retirement or other acquisition of Equity Interests of the Borrower held by consultants, officers, directors and employees or former consultants, officers, directors or employees (or their transferees, estates, or beneficiaries under their estates) of Borrower and its Subsidiaries not to exceed $1,500,000 in the aggregate in any fiscal year (it being agreed that, to the extent constituting an Investment permitted by Section 9.05(i), the amount of any Indebtedness of such Persons owing to the Borrower or any Subsidiary forgiven in connection with such Restricted Payment shall be excluded from any determination pursuant to this clause (ii)(d)); provided that the portion of such basket that is not used by the Borrower or its Subsidiaries in any fiscal year shall be carried forward and shall increase such basket for succeeding fiscal years;

Section 354. cashless repurchases of Equity Interests deemed to occur upon exercises of options and warrants or the settlement or vesting of other equity awards if such Equity Interests represent a portion of the exercise price of such options or warrants or similar equity incentive awards;

Section 355. cash payments made by the Borrower to redeem, purchase, repurchase or retire its obligations under options, warrants and other convertible securities issued by it in the nature of customary cash payments in lieu of fractional shares in accordance with the terms thereof;

Section 356. Borrower may acquire (or withhold) its Equity Interests pursuant to any employee stock option or similar plan to pay withholding taxes for which Borrower is liable in respect of a current or former officer, director, employee, member of management or consultant upon such grant or award (or upon vesting or exercise thereof) and the Borrower may make deemed repurchases in connection with the exercise of stock options;

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Section 357. any payment of interest, principal or fees in respect of any Indebtedness owed by any Obligor or any of its Subsidiaries to any holder of more than ten percent (10%) of the Equity Interests of any Obligor or any of its Subsidiaries, in each case to the extent permitted under Section 9.07;

Section 358. payments related to share withholdings for individual taxes related to vested restricted stock units (RSUs), options and other equity grants made to employees, as permitted under the Borrower’s 2017 and 2007 Incentive Stock and Awards Plans (as amended as of Closing Date), and required under certain of Borrower’s equity grants and employment agreements (in each case as in effect on the Closing Date), in an aggregate amount not to exceed (i) $10,000,000 for the fiscal year ending December 31, 2023 and (ii) $3,000,000 for the fiscal year ending December 31, 2024; provided that together with the financial statements for the fiscal years ending December 31, 2023 and December 31, 2024 required pursuant to Section 8.01(a) and (b), concurrently with the delivery of the Compliance Certificate for such accounting period, a Responsible Officer of the Borrower shall deliver to the Administrative Agent a certificate setting forth the amount of the foregoing payments for such accounting period, together with supporting information in form and substance reasonably satisfactory to the Administrative Agent; and

Section 359. Restricted Payments in an aggregate amount not to exceed (1) $1,000,000 in any fiscal year or (2) $2,500,000 during the term of this Agreement.

Section 360. Payments of Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, make any payments in respect of any Indebtedness other than (i) payments of the Obligations, (ii) scheduled payments in respect of the Existing Notes pursuant to the terms of the Existing Notes Indenture as in effect on the date hereof, (iii) scheduled payments of other Indebtedness (and with respect to such Indebtedness that is subject to a subordination or intercreditor agreement in respect of the Obligations, solely to the extent permitted pursuant to the terms of such subordination or intercreditor agreement); (iv) intercompany indebtedness permitted under Section 9.01 (subject to the terms of the Intercompany Subordination Agreement, if applicable), (v) Indebtedness permitted to be incurred under Sections 9.01(b), (i), (j), (k), (l), (m) and (p), (vi) payments of Deferred Acquisition Consideration in respect of the Eyevance Acquisition, pursuant to, and in the amounts and at the times provided for in, the Eyevance Acquisition Agreements and payments of Deferred Acquisition Consideration in respect of any Permitted Acquisition to the extent such Deferred Acquisition Consideration is permitted hereunder; provided that, with respect to the Eyevance Milestone Payments and payments of such Deferred Acquisition Consideration, both immediately before and immediately after giving effect to such payments, no Event of Default pursuant to Section 11.01(a), (b), (d) (solely with respect to a failure to observe or perform the covenant under Section 10.01) or (h) has occurred and is continuing (it being understood and agreed that this proviso shall not apply to Deferred Acquisition Consideration that consists of purchase price adjustments, royalty, non-compete and/or consulting payments) and (vii) Permitted Refinancings permitted hereunder.

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Section 361. Change in Fiscal Year. Such Obligor will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from that in effect on the date hereof without the prior written consent of Administrative Agent, except to change the fiscal year of a Subsidiary acquired in connection with an Acquisition to conform its fiscal year to that of the Borrower.

Section 362. Sales of Assets, Etc. Such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease or sublease (as lessor or sub-lessor), sale and leaseback, assign, convey, exclusively license (in terms of geography or field of use), transfer, or otherwise dispose of any of its businesses, assets or property of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired (including accounts receivable and Equity Interests of Subsidiaries), or forgive, release or compromise any amount owed to such Obligor or Subsidiary, in each case, in one transaction or series of related transactions (any thereof, an “Asset Sale”), except:

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Section 363. sales, transfers and other dispositions of receivables in connection with the compromise, settlement or collection thereof in the Ordinary Course;

Section 364. sales of inventory, including to end users (through wholesalers or other typical sales channels) or to distributors, in the Ordinary Course in an Arm’s Length Transaction;

Section 365. the forgiveness, release or compromise of any amount owed to any Obligor or Subsidiary in the Ordinary Course;

Section 366. Permitted Licenses;

Section 367. transfers of assets, rights or property (i) among Obligors or (ii) any Subsidiary that is not an Obligor to an Obligor or another Subsidiary that is not an Obligor;

Section 368. dispositions (including by way of abandonment or cancellation) of any equipment and other tangible property that is obsolete or worn out or no longer used or useful in the business disposed of in the Ordinary Course in an Arm’s-Length Transaction;

Section 369. dispositions resulting from casualty events;

Section 370. the unwinding of any Hedging Agreement permitted by Section 9.05 pursuant to its terms;

Section 371. in connection with any transaction permitted under Section 9.03, 9.05, 9.06 or 9.14;

Section 372. (i) Asset Sales identified in Schedule 9.09 and (ii) Asset Sales of the Permitted Minority Investments;

Section 373. so long as no Default or Event of Default has occurred and is continuing (or could reasonably be expected to occur after giving effect to such Asset Sale), Asset Sales (other than with respect to Material Intellectual Property) with a fair market value not in excess of $10,000,000 in aggregate;

Section 374. Asset Sales (other than with respect to Material Intellectual Property) not in excess of $3,000,000 in the aggregate in any fiscal year in which any Obligor or any Subsidiary will receive cash proceeds in an amount equal to no less than seventy-five percent (75%) of the total consideration (fixed or contingent) paid or payable to such Obligor or such Subsidiary, but only so long as, unless otherwise waived by Administrative Agent in its sole discretion, the net cash proceeds of such Asset Sale are utilized to repay or prepay, in whole or in part, Indebtedness under and in accordance with Section 3.03(b) to the extent required thereby;

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Section 375. dispositions in the Ordinary Course consisting of the abandonment, lapse or cancellation of Intellectual Property (other than Material Intellectual Property) which, in the reasonable good faith determination of Borrower, are not material to the conduct of the business of Borrower or any of its Subsidiaries; and

Section 376. dispositions of cash and Permitted Cash Equivalents Investment in the Ordinary Course or otherwise in transactions permitted hereunder.

Section 377. Transactions with Affiliates. Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction to sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, unless such arrangement or transaction (i) is an Arm’s Length Transaction, (ii) is between or among (x) Obligors, (y) Subsidiaries that are not Obligors or (z) an Obligor and a Subsidiary that is not an Obligor; provided that, with respect to clause (z) only, the terms thereof are (A) no less favorable to the Obligor than those that would be obtained in a comparable arm’s-length transaction with a non-affiliated Person and (B) such transaction is otherwise permitted hereunder and under the other Loan Documents, (iii) constitutes customary compensation (including performance, discretionary, retention, relocation, transaction and other special bonuses and payment, severance payments and payments pursuant to employment agreements), other benefits (including retirement, health, stock option and other benefit plans, life insurance, disability insurance and other equity (or equity-linked) awards) and indemnification of, and other employment arrangements with, directors, officers, and employees of any Obligor or its Subsidiaries in the Ordinary Course, (iv) constitutes payment of customary fees, reimbursement of expenses, and payment of indemnification to officers and directors and customary payment of insurance premiums on behalf of officers and directors by the Obligors or their Subsidiaries, in each case, in the Ordinary Course, (v) are the transactions set forth on Schedule 9.10) or (vi) is a transaction (with any series of related transactions being aggregated for the purposes of this clause (vi)) including consideration of less than $100,000.

Section 378. Restrictive Agreements. Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement other than (i) restrictions and conditions imposed by applicable Laws or by the Loan Documents, (ii) Restrictive Agreements listed on Schedule 7.15, (iii) limitations associated with Permitted Liens or any document or instrument governing any Permitted Lien, (iv) any documentation governing Indebtedness referenced in clause (k) (or any Permitted Refinancing thereof) or clause (r) of Section 9.01, (v) customary provisions in leases, subleases, Permitted Licenses and other Contracts restricting the assignment thereof or restricting the assignment, pledge, transfer or sublease or sublicense of the property leased, licensed or otherwise the subject thereof; (vi) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Subsidiary (but not any modification or amendment expanding the scope of any such restriction or condition); provided that such agreement was not entered into in contemplation of such Person becoming a Subsidiary; (vii) restrictions or conditions in any Indebtedness permitted pursuant to Section 9.01 that is incurred or assumed by Subsidiaries that are not Obligors to the extent such restrictions or conditions are no more restrictive in any material respect than the restrictions and conditions in the Loan Documents; (viii) restrictions or conditions imposed by any agreement relating to purchase money Indebtedness and other secured Indebtedness or to leases, subleases and licenses permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness or the property leased, subleased or licensed; (ix) customary provisions in contracts for the disposition of any assets; provided that the restrictions in any such contract shall apply only to the assets or Subsidiary that is to be disposed of and such disposition is permitted hereunder; (x) customary provisions regarding confidentiality or restricting assignment, pledges or transfer of any Permitted License or any other agreement entered into in the Ordinary Course; (xi) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures and applicable solely to such joint venture; and (xii) restrictions or encumbrances in any agreement in effect at the time any Person becomes a Subsidiary, so long as (x) such agreement was not entered into in contemplation of such Person becoming a Subsidiary and (y) such restrictions or encumbrances do not extend beyond such Subsidiary or its assets.

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Section 379. Modifications and Terminations of Material Agreements and Organic Documents. The Obligors will not, and will not permit any of their Subsidiaries to:

(a) waive, amend, terminate, replace or otherwise modify any term or provision of any Organic Document in any way or manner materially adverse to the interests of the Administrative Agent and the Lenders; or

(b) waive, amend, replace or otherwise modify any term or provision of any Material Agreement in a manner materially adverse to the rights and remedies the Administrative Agent and the Lenders hereunder; or

(c) (x) take or omit to take any action that results in the termination of, or permits any other Person to terminate, any Material Agreement or the Obligors’ or their Subsidiaries’ rights in or to Material Intellectual Property or (y) take any action that permits any Material Agreement or the Borrower, such Subsidiary Guarantor, or their Subsidiaries’ rights in or to Material Intellectual Property to be terminated by any counterparty thereto prior to its stated date of expiration.

Section 380. Outbound Licenses. No Obligor shall, nor shall it permit any of its Subsidiaries to, enter into or become or remain bound by any outbound license, covenant not to sue or other grant of rights or immunities under Material Intellectual Property, except for Permitted Licenses.

Section 381. Sales and Leasebacks. Except as disclosed on Schedule 9.14, except as otherwise consented to in writing by the Administrative Agent (such consent not to be unreasonably withheld), each Obligor will not, and will not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any property (whether real, personal, or mixed), whether now owned or hereafter acquired, (i) which such Person has sold or transferred or is to sell or transfer to any other Person and (ii) which such Obligor or Subsidiary intends to use for substantially the same purposes as property which has been or is to be sold or transferred.

Section 382. Hazardous Material. Each Obligor will not, and will not permit any of its Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Material, except as would not reasonably be expected to result in a Material Environmental Liability.

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Section 384. Accounting Changes. Such Obligor will not, and will not permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP.

Section 385. Compliance with ERISA. No ERISA Affiliate shall cause or suffer to exist (i) any event that could result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan or (ii) any other ERISA Event that could, in the aggregate, reasonably be expected to result in a Material Adverse Effect. No Obligor or any of its Subsidiaries shall cause or suffer to exist any event that could result in the imposition of a Lien with respect to any Benefit Plan.

Section 386. Sanctions; Anti-Corruption Use of Proceeds.

Section 387. No Obligor nor any of its Subsidiaries or their respective agents shall (i) conduct any business or engage in any transaction or dealing with any Sanctioned Person in violation of Sanctions, including making or receiving any contribution of funds, goods or services to or for the benefit of any Sanctioned Person; (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to any Sanctions; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any applicable Sanctions, the Patriot Act or any other Anti-Terrorism Law.

Section 388. The Borrower will not, directly or, to the knowledge of the Borrower, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable anti-corruption Law, or (ii) (A) for the purpose of funding any activities or business of or with any Sanctioned Person or any Designated Jurisdiction in violation of Sanctions or (B) in any other manner that would result in a violation of Sanctions by any party to this Agreement.

Section 389. FINANCIAL COVENANTS

Section 390. Minimum Liquidity. Subject to Section 8.17(d) and (f), the Obligors shall at all times maintain the Minimum Liquidity Amount in cash and/or Permitted Cash Equivalent Investments in one or more Controlled Accounts that is free and clear of all Liens, other than Liens granted under the Loan Documents in favor of the Administrative Agent and Liens permitted under Section 9.02(i) or Section 9.02(s).

Section 391. Minimum Net Revenues. Beginning with the fiscal quarter of the Borrower ending on June 30, 2023, and with respect to each subsequent fiscal quarter, the Net Revenues of the Borrower and its Subsidiaries for the twelve (12) consecutive month period ending on the last day of such fiscal quarter shall not be less than the Minimum Net Revenues for such quarter (the “Minimum Net Revenues Covenant”).

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Section 392. EVENTS OF DEFAULT

Section 393. Events of Default. Each of the following events shall constitute an “Event of Default”:

Section 394. Principal Payment Default. The Borrower shall fail to pay any principal of the Loan, when and as the same shall become due and payable, whether at the due date thereof, at a date fixed for prepayment thereof or otherwise.

Section 395. Other Payment Defaults. Any Obligor shall fail to pay interest or any other Obligation (other than an amount referred to in Section 11.01(a)) when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days.

Section 396. Representations and Warranties. Any representation or warranty made or deemed made by or on behalf of any Obligor or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall (i) have been incorrect or misleading when made or deemed made to the extent that such representation or warranty contains any materiality or Material Adverse Effect qualifier; or (ii) have been incorrect in any material respect when made or deemed made to the extent that such representation or warranty does not otherwise contain any materiality or Material Adverse Effect qualifier.

Section 397. Certain Covenants. Any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Section 8.01, Section 8.02, Section 8.03 (solely as to the Borrower), Section 8.07, Section 8.10, Section 8.11, Section 8.16, Section 8.17, Section 8.18, Section 9 or Section 10; provided that an Event of Default under Section 10.02 is subject to Section 11.04 and an Event of Default with respect to Section 10.02 shall not occur until the Cure Expiration Date.

Section 398. Other Covenants. Any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 11.01(a), (b) or (d)) or any other Loan Document, and, in the case of any failure that is capable of cure, such failure shall continue unremedied for a period of thirty (30) or more days after the earlier to occur of the date on which (i) a Responsible Officer of any Obligor becomes aware of such failure or (ii) written notice thereof shall have been given to any Obligor by the Administrative Agent or any Lender.

Section 399. Payment Default on Other Indebtedness. Any Obligor or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace or cure period as originally provided by the terms of such Indebtedness.

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Section 400. Other Defaults on Other Indebtedness. (i) Any material breach of, or “event of default” or similar event under, any Contract governing any Material Indebtedness shall occur and such breach or “event of default” or similar event shall continue unremedied, uncured or unwaived after the expiration of any grace or cure period thereunder, or (ii) any event or condition occurs (x) that results in any Material Indebtedness becoming due prior to its scheduled maturity or (y) that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this Section 11.01(g) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness, (y) any conversion of any convertible Indebtedness or satisfaction of any condition giving rise to or permitting a conversion of any convertible Indebtedness; provided that the Borrower or the applicable Subsidiary has the right to settle any such Indebtedness into Equity Interests of the Borrower or such Subsidiary (and nominal cash payments in respect of fractional shares and cash payments in respect of accrued and unpaid interest) in accordance with the terms or conditions thereof and (z) with respect to any Material Indebtedness consisting of Hedging Agreements, termination events or equivalent events pursuant to the terms of such Hedging Agreements and not as a result of any default thereunder by any Obligor or any Subsidiary.

Section 401. Insolvency, Bankruptcy, Etc.

Section 402. Any Obligor or any of its Material Subsidiaries becomes insolvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement or deed of company arrangement between it and any class of its creditors.

Section 403. Any Obligor or any of its Material Subsidiaries commits an act of bankruptcy or makes an assignment of its property for the general benefit of its creditors or makes a proposal (or files a notice of its intention to do so).

Section 404. Any Obligor or any of its Material Subsidiaries institutes any proceeding seeking to adjudicate it an insolvent, or seeking liquidation, dissolution, winding-up, reorganization, examinership, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), or composition of it or its debts or any other relief, under any Law, whether U.S., or non-U.S., now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, examinership, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity, or files an answer admitting the material allegations of a petition filed against it in any such proceeding.

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Section 405. Any Obligor or any of its Material Subsidiaries applies for the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, examiner, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property.

Section 406. Any Obligor or any of its Material Subsidiaries takes any action, corporate or otherwise, to approve, effect, consent to or authorize any of the actions described in this Section 11.01(h), or otherwise acts in furtherance thereof or fails to act in a timely and appropriate manner in defense thereof.

Section 407. Any petition is filed, application made or other proceeding instituted against or in respect of any Obligor or any of its Material Subsidiaries:

Section 408. seeking to adjudicate it as insolvent;

Section 409. seeking a receiving order against it;

Section 410. seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, examinership, stay of proceedings of creditors generally (or any class of creditors), deed of company arrangement or composition of it or its debts or any other relief under any Law, whether U.S. or non-U.S., now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity; or

Section 411. seeking the entry of an order for relief or the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, examiner, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property, and such petition, application or proceeding continues undismissed, or unstayed and in effect, for a period of forty-five (45) days after the institution thereof; provided that if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against such Obligor or such Subsidiary thereunder in the interim, such grace period will cease to apply; provided, further, that if such Obligor or Material Subsidiary files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply.

Section 412. Any other event occurs which, under the Laws of any applicable jurisdiction, has an effect equivalent to any of the events referred to in this Section 11.01(h).

Section 413. Judgments. One or more final judgments for the payment of money in an aggregate amount in excess of $5,000,000 (to the extent not fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) shall be rendered against any Obligor or any of its Subsidiaries or any combination thereof and the same shall remain undischarged for a period of forty-five (45) calendar days during which execution shall not be effectively stayed or bonded pending appeal, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Obligor to enforce any such judgment.

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Section 414. ERISA. An ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount in excess of $5,000,000.

Section 415. Change of Control. A Change of Control shall have occurred.

Section 416. Regulatory Matters, Etc. If any of the following occurs:(i) the FDA or any other Regulatory Authority initiates enforcement action against, or issues a warning letter with respect to, any Obligor, any Product or any manufacturing facilities that any Obligor owns or controls related to the foregoing that (x) causes any Obligor to discontinue or withdraw, or would reasonably be expected to cause any Obligor to discontinue or withdraw, marketing or sales of a Product or causes a delay in the manufacture or sale of a Product and (y) would reasonably be expected to result in a Material Adverse Effect, or (ii) a recall of a Product that would reasonably be expected to result in a Material Adverse Effect.

Section 417. Impairment of Security, Etc. Subject in all respects to any applicable post-closing periods and certain other time periods and exceptions under the Loan Documents for any Obligor or Subsidiary to take perfection actions, if any of the following events occurs: (i) Any Lien created by any of the Security Documents shall at any time (except as expressly permitted by the terms of any Loan Document) not constitute a valid and perfected Lien on the applicable Collateral in favor of the Secured Parties, free and clear of all other Liens (other than Permitted Liens) except due to the action or inaction of the Administrative Agent, (ii) except for expiration in accordance with its terms, any of the Security Documents or any Guarantee of any of the Obligations (including that contained in Section 13) shall for whatever reason cease to be in full force and effect, (iii) any Obligor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability of any such Lien or any Loan Document, or (iv) any injunction, whether temporary or permanent, shall be rendered against any Obligor that prevents the Obligors from conducting it business in the ordinary course for more than thirty (30) calendar days.

Section 418. Warrants. The Borrower breaches any of its material obligations under any Warrant.

(o) Key Person Event. A Key Person Event shall have occurred.

Section 419. Remedies.

Section 420. Defaults Other Than Bankruptcy Defaults. Upon the occurrence of any Event of Default, then, and in every such event (other than an Event of Default described in Section 11.01(h)), and at any time thereafter during the continuance of such event, the Administrative Agent may, upon notice to the Borrower, take any or all of the following actions: (i) declare the Commitments, if any, of each Lender having such Commitments to be terminated, whereupon such Commitments shall be terminated, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations, including any applicable Yield Protection Premium and the Exit Fee, shall become due and payable immediately (in the case of the Loans, at the Prepayment Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Obligor, (iii) enforce any and all Liens and security interests created pursuant to Security Documents, and (iv) exercise on behalf of itself and the other Secured Parties all rights and remedies available to it and the other Secured Parties under the Loan Documents or at law or in equity.

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Section 421. Bankruptcy Defaults. In case of an Event of Default described in Section 11.01(h), the obligation of each Lender to make Loans shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations, including any applicable Yield Protection Premium and the Exit Fee, shall automatically become due and payable immediately (in the case of the Loans, at the Prepayment Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Obligor.

Section 422. Additional Remedies. If an Event of Default has occurred and is continuing, if any Obligor shall be in default under a Material Agreement, the Administrative Agent shall have the right (but not the obligation) to cause the default or defaults under such Material Agreement to be remedied (including without limitation by paying any unpaid amount thereunder) and otherwise exercise any and all rights of such Obligor, as the case may be, thereunder, as may be necessary to prevent or cure any default. Without limiting the foregoing, upon any such default, each Obligor shall promptly execute, acknowledge and deliver to the Administrative Agent such instruments as may reasonably be required of such Obligor to permit the Administrative Agent to cure any default under the applicable Material Agreement or permit the Administrative Agent to take such other action required to enable the Administrative Agent to cure or remedy the matter in default and preserve the interests of the Administrative Agent. Any amounts paid by the Administrative Agent pursuant to this Section 11.03 shall be payable in accordance with Section 14.03(a), shall accrue interest at the Default Rate if not paid when due, and shall constitute “Obligations.” The Administrative Agent and the Lenders agree that in connection with any foreclosure or other exercise of rights under this Agreement or any other Loan Document with respect to Intellectual Property, the rights of the non-Affiliate licensees under Permitted Licenses will not be terminated, limited or otherwise adversely affected so long as no default exists under the Permitted License that would permit the licensor to terminate such Permitted License (commonly known as a non-disturbance); provided that the Administrative Agent shall be entitled to exercise any rights of the Obligors under such licenses, including termination rights, upon the exercise of remedies during an Event of Default.

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Section 423. Minimum Net Revenues Covenant Cure. Notwithstanding anything to the contrary contained in Section 11.01(d), in the event the Borrower fails to comply with the requirements of Section 10.02, during the period from the last day of the relevant fiscal quarter in respect of which such Default has occurred and until the expiration of the tenth (10th) Business Day subsequent to the date the financial statements are required to be delivered for such fiscal quarter pursuant to Section 8.01(a) or 8.01(b) (the “Cure Expiration Date”), the Borrower shall have the right to make a Net Revenues Cure Payment; provided that such payment shall be made with either cash on hand (subject to pro forma compliance with Section 10.01) or cash raised from the issuance or sale of Qualified Equity Interests in the Borrower for cash (the “Minimum Net Revenues Cure Right”). Upon the Administrative Agent’s receipt of the applicable Net Revenues Cure Payment or application of such cash amounts, the Borrower shall then be in compliance with the requirements of the Minimum Net Revenues Covenant, and the Borrower shall be deemed to have satisfied the requirements of the Minimum Net Revenues Covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach of the Minimum Net Revenues Covenant and any related Default that had occurred shall be deemed cured for the purposes of this Agreement. Net Revenues shall be deemed increased for the applicable fiscal quarter and any four fiscal quarter period that contains such fiscal quarter, solely for the purpose of measuring the covenant set forth in Section 10.02 and not for any other purpose under this Agreement, by an amount equal to the Net Revenues Shortfall Amount (and the receipt by the Lenders of the Net Revenues Cure Payment pursuant to the Minimum Net Revenues Cure Right and the related increase of Net Revenues by the Net Revenues Shortfall Amount shall be deemed to have no other effect whatsoever under this Agreement other than as specifically provided in this Section 11.04). Any Net Revenues Cure Payment shall be applied to the prepayment of all outstanding Obligations, which shall include the Yield Protection Premium, if applicable, any accrued and unpaid interest and Commitment Fee, and the Exit Fee. Notwithstanding anything else in this Agreement, the Borrower may not exercise a Minimum Net Revenues Cure Right more than four times over the life of the loan or more than two times in any twelve month period.

Section 424. Upon the Administrative Agent’s receipt of a notice from the Borrower that it intends to exercise the Minimum Net Revenues Cure Right (a “Notice of Intent to Cure Net Revenues Covenant”), until the Cure Expiration Date to which such Notice of Intent to Cure Net Revenues Covenant relates, no Lender shall be required to extend any credit pursuant to its Commitment during such period. Neither the Administrative Agent nor any Lender shall exercise the right to accelerate the Loans or terminate the Commitments and none of the Administrative Agent or any Lender shall exercise any right to foreclose on or take possession of the Collateral or exercise any other remedy pursuant to Section 11.02 or Section 11.03, the other Loan Documents or applicable law prior to the Cure Expiration Date solely on the basis of an Event of Default having occurred and continuing under Section 10.02 (except to the extent that the Borrower has confirmed in writing that it does not intend to exercise a Minimum Net Revenues Cure Right). If on or prior to the Cure Expiration Date, the Oaktree Lender declines the exercise by the Borrower of the Minimum Net Revenues Cure Right by written notice to the Administrative Agent and the Borrower to that effect, then the Borrower shall be deemed to have satisfied the requirements of the Minimum Net Revenues Covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach of the Minimum Net Revenues Covenant and any related default that had occurred shall be deemed cured for the purposes of this Agreement.

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Section 425. Payment of Yield Protection Premium and Exit Fee. Notwithstanding anything in this Agreement to the contrary, the Yield Protection Premium and the Exit Fee shall automatically be due and payable at any time the Obligations become due and payable prior to the Maturity Date in accordance with the terms hereof as though such Indebtedness was voluntarily prepaid and shall constitute part of the Obligations, whether due to acceleration pursuant to the terms of this Agreement (in which case it shall be due immediately, upon the giving of notice to Borrower in accordance with Section 11.02(a), or automatically, in accordance with Section 11.02(b)), by operation of law or otherwise (including, without limitation, on account of any bankruptcy filing), in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such acceleration, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lenders as a result thereof. If the Yield Protection Premium and/or Exit Fee become due and payable pursuant to the preceding sentence, the Yield Protection Premium and Exit Fee, as applicable, shall be deemed to be principal of the Loans and interest shall accrue on the full principal amount of the Loans (including the Yield Protection Premium and Exit Fee, as applicable) from and after the applicable triggering event. Any Yield Protection Premium or Exit Fee (or, if required, both the Yield Protection Premium and the Exit Fee) payable pursuant to this Agreement shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, acceleration or prepayment and each Obligor agrees that such Yield Protection Premium or Exit Fee is reasonable under the circumstances currently existing. The Yield Protection Premium and Exit Fee shall also be payable in the event the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means or the Obligations are reinstated pursuant to Section 1124 of the Bankruptcy Code. If the Yield Protection Premium and/or becomes due and payable pursuant to this Agreement, such Yield Protection Premium and/or Exit Fee under this Agreement and or in the event the Yield Protection Premium and/or Exit Fee is determined not to be due and payable by order of any court of competent jurisdiction, including, without limitation, by operation of the Bankruptcy Code, despite such a triggering event having occurred, such Yield Protection Premium and Exit Fee, as applicable, shall nonetheless constitute Obligations under this Agreement for all purposes hereunder. Each Obligor hereby waives the provisions of any present or future statute or law that prohibits or may prohibit the collection of the Yield Protection Premium or exit fee and any defense to payment, whether such defense may be based in public policy, ambiguity, or otherwise. The Obligors, the Administrative Agent and the Lenders acknowledge and agree that any Yield Protection Premium and the Exit Fee due and payable in accordance with this Agreement shall not constitute unmatured interest, whether under Section 5.02(b)(3) of the Bankruptcy Code or otherwise. Each Obligor further acknowledges and agrees, and waives any argument to the contrary, that payment of such amount does not constitute a penalty or an otherwise unenforceable or invalid obligation. Each Obligor expressly agrees that (i) the Yield Protection Premium and Exit Fee are each reasonable and each is the product of an arm’s-length transaction between sophisticated business people, ably represented by counsel, (ii) the Yield Protection Premium and Exit Fee shall be payable notwithstanding the then prevailing market rates at the time payment is made, (iii) there has been a course of conduct between the Lenders and the Obligors giving specific consideration in this transaction for such agreement to pay the Yield Protection Premium and Exit Fee, (iv) the Obligors shall be estopped hereafter from claiming differently than as agreed to in this Section 11.05, (v) their agreement to pay the Yield Protection Premium and Exit Fee is a material inducement to the Lenders to make the Loans, and (vi) the Yield Protection Premium and Exit Fee represent a good faith, reasonable estimate and calculation of the lost profits, losses or other damages of the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such event.

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Section 426. THE ADMINISTRATIVE AGENT

Section 427. Appointment and Duties. Subject in all cases to clause (c) below:

Section 428. Appointment of the Administrative Agent. Each of the Lenders hereby irrevocably appoints Oaktree Fund Administration, LLC (together with any successor Administrative Agent pursuant to Section 12.09) as the Administrative Agent hereunder and authorizes the Administrative Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Obligor or any of its Subsidiaries, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to the Administrative Agent under such Loan Documents and (iii) exercise such powers as are reasonably incidental thereto. Except as expressly set forth herein, the provisions of this Section 12 (other than Section 12.10, and solely to the extent expressly set forth therein) are solely for the benefit of the Administrative Agent and the Lenders, and no Obligor or any Affiliate thereof shall have rights as a third-party beneficiary of any such provisions.

Section 429. Duties as Collateral and Disbursing Agent. Without limiting the generality of Section 12.01(a), the Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in Section 11.01(h) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to the Administrative Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in Section 11.01(h) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Secured Party), (iii) act as collateral agent for each Secured Party for purposes of acquiring, holding, enforcing and perfecting all Liens created by the Loan Documents and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Loan Documents, applicable Laws or otherwise, (vii) enter into non-disturbance agreements and similar agreements and (viii) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided that the Administrative Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for the Administrative Agent and the Lenders for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by a Obligor with, and cash and Cash Equivalent Investments held by, such Lender, and may further authorize and direct the Lenders to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed.

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Section 430. Limited Duties. The Lenders and the Obligors hereby each acknowledge and agree that the Administrative Agent (i) has undertaken its role hereunder purely as an accommodation to the parties hereto and the Transactions, (ii) is receiving no compensation for undertaking such role and (iii) subject only to the notice provisions set forth in Section 12.09, may resign from such role at any time for any reason or no reason whatsoever. Without limiting the foregoing, the parties hereto further acknowledge and agree that under the Loan Documents, the Administrative Agent (i) is acting solely on behalf of the Lenders (except to the limited extent provided in Section 12.11), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “the Administrative Agent”, the terms “agent”, “administrative agent” and “collateral agent” and similar terms in any Loan Document to refer to the Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any duty or obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender or any other Secured Party and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document (fiduciary or otherwise), in each case, regardless of whether a Default has occurred and is continuing, and each Lender hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in this clause (c). Without in any way limiting the foregoing, the Administrative Agent shall not, except as expressly set forth in this Agreement and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Obligor or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

Section 431. Binding Effect. Each Lender agrees that (i) any action taken by the Administrative Agent or the Majority Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by the Administrative Agent in reliance upon the instructions of the Majority Lenders (or, where so required, such greater proportion) and (iii) the exercise by the Administrative Agent or the Majority Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

Section 432. Use of Discretion.

Section 433. No Action without Instructions. The Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except (subject to clause (b) below) any action it is required to take or omit to take (i) under any Loan Document or (ii) pursuant to written instructions from the Majority Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders).

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Section 434. Right Not to Follow Certain Instructions. Notwithstanding Section 12.03(a) or any other term or provision of this Section 12, the Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent applicable and acceptable to the Administrative Agent, any other Secured Party) against all liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any Related Parties thereof or (ii) that is, in the opinion of the Administrative Agent, in its sole and absolute discretion, contrary to any Loan Document, Law or the best interests of the Administrative Agent or any of its Affiliates or Related Parties, including, for the avoidance of doubt, any action that may be in violation of the automatic stay in connection with any Insolvency Proceeding.

Section 435. Delegation of Rights and Duties. The Administrative Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). The Administrative Agent and any such Person may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. Any such Person and its Related Parties shall benefit from this Section 12 to the extent provided by the Administrative Agent; provided, however, that the exculpatory provisions of this Section 12 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and of any such sub-agent, and shall apply to their respective activities in connection with their activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 436. Reliance and Liability.

Section 437. the Administrative Agent may, without incurring any liability hereunder, (i) consult with any of its Related Parties and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Obligor) and (ii) rely and act upon any notice, request, certificate, consent, statement, instrument, document or other writing (including and electronic message, Internet or intranet website posting or other distribution), telephone message or conversation or oral conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received written notice to the contrary from such Lender prior to the making of such Loan.

Section 438. Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender and the Borrower hereby waive and shall not assert (and the Borrower shall cause each other Obligor to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the fraudulent conduct or behavior of the Administrative Agent or, as the case may be, such Related Party (each as determined in a final, non-appealable judgment or order by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, the Administrative Agent:

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Section 439. shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of, or with the consent of, the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 14.04) or for the actions or omissions of any of its Related Parties selected with reasonable care (other than employees, officers and directors of the Administrative Agent, when acting on behalf of the Administrative Agent);

Section 440. shall not be responsible to any Secured Party for the (a) validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (b) due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document;

Section 441. makes no warranty or representation, and shall not be responsible, to any Secured Party for, and shall not have any duty to ascertain or inquire into, any statement, document, information, certificate, report, representation or warranty made or furnished by or on behalf of any Related Party, in or in connection with any Loan Document or any transaction contemplated therein, whether or not transmitted by the Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by the Administrative Agent in connection with the Loan Documents, including, for the avoidance of doubt, the satisfaction of any condition set forth in Section 6 of this Agreement or elsewhere herein (other than to confirm receipt of items expressly required to be delivered to the Administrative Agent); and

Section 442. shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document or whether any condition set forth in any Loan Document is satisfied or waived, including, without limiting the generality of the foregoing, as to the financial condition of any Obligor or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from the Borrower, any Lender describing such Default or Event of Default clearly labeled “notice of default” (in which case the Administrative Agent shall promptly give notice of such receipt to all Lenders);

and, for each of the items set forth in clauses (i) through (iv) above, each Lender and the Borrower hereby waives and agrees not to assert (and the Borrower shall cause each other Obligor to waive and agree not to assert) any right, claim or cause of action it might have against the Administrative Agent based thereon.

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Section 443. Administrative Agent Individually. The Administrative Agent and its Affiliates may make loans and other extensions of credit to, acquire stock and stock equivalents of, accept deposits from, act as the financial advisor for or in any other advisory capacity for, or engage in any kind of business with, any Obligor or Affiliate thereof as though it were not acting as the Administrative Agent and may receive separate fees and other payments therefor. To the extent the Administrative Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Majority Lender”, and any similar terms shall, except where otherwise expressly provided in any Loan Document, include, without limitation, the Administrative Agent or such Affiliate, as the case may be, in its individual capacity as Lender or as one of the Majority Lenders, respectively.

Section 444. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any Lender or any of their Related Parties or upon any document (including the Disclosure Documents) solely or in part because such document was transmitted by the Administrative Agent or any of its Related Parties, conducted its own independent investigation of the financial condition and affairs of each Obligor and has made and continues to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate.

Section 445. Expenses; Indemnities.

Section 446. Each Lender agrees to reimburse the Administrative Agent and each of its Related Parties (to the extent not reimbursed by any Obligor) promptly upon demand for such Lender’s Proportionate Share of any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, any Obligor) that may be incurred by the Administrative Agent or any of its Related Parties in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Loan Document.

Section 447. Each Lender further agrees to indemnify the Administrative Agent (or any sub-agent thereof) and any Related Parties of the Administrative Agent (or any such sub-agent) (to the extent not paid by any Obligor), from and against such Lender’s aggregate Proportionate Share of the liabilities (including taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account of any Lender) that may be imposed on, incurred by or asserted against the Administrative Agent (or any sub-agent thereof) or any Related Parties of the Administrative Agent (or any such sub-agent) in any matter relating to or arising out of, in connection with or as a result of any Loan Document, any Related Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by the Administrative Agent (or any sub-agent thereof) or any Related Parties of the Administrative Agent (or any such sub-agent) under or with respect to any of the foregoing; provided that no Lender shall be liable to the Administrative Agent (or any sub-agent thereof) or any Related Parties of the Administrative Agent (or any such sub-agent) to the extent such liability has resulted primarily from the gross negligence or willful misconduct of the Administrative Agent (or any sub-agent thereof) or, as the case may be, such Related Party of the Administrative Agent (or any sub-agent thereof), as determined by a court of competent jurisdiction in a final non-appealable judgment or order.

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Section 448. Resignation of the Administrative Agent.

Section 449. At any time upon not less than 30 days prior written notice to the Lenders and the Borrower, the Administrative Agent may resign as the “the Administrative Agent” hereunder (in the sole and absolute discretion of the Administrative Agent). If the Administrative Agent delivers any such notice, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be (i) a Lender holding at least thirty percent (30%) of the outstanding principal amount of the Loans or any Affiliate thereof or (ii) any other financial institution consented to by the Borrower (provided that the consent of the Borrower shall not be required to the extent an Event of Default has occurred and is continuing). If a successor Administrative Agent has not been appointed on or before the effectiveness of the resignation of the resigning Administrative Agent (or such earlier date as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then the resigning Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint any Person reasonably chosen by it as the successor Administrative Agent, notwithstanding whether the Majority Lenders have appointed a successor or the Borrower has consented to such successor. Whether or not a successor has been appointed, such resignation shall become effective on the Resignation Effective Date.

Section 450. Effective from the Resignation Effective Date, (i) the resigning Administrative Agent shall be discharged from its duties and obligations under the Loan Documents to the extent set forth in the applicable resignation notice, (ii) the Majority Lenders shall assume and perform all of the duties of the Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the resigning Administrative Agent and its Related Parties shall no longer have the benefit of any provision of any Loan Document other than with respect to (x) any actions taken or omitted to be taken while such resigning Administrative Agent was, or because the Administrative Agent had been, validly acting as the Administrative Agent under the Loan Documents or (y) any continuing duties such resigning Administrative Agent will continue to perform, and (iv) subject to its rights under Section 12.04, the resigning Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as the Administrative Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as the Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the resigning Administrative Agent under the Loan Documents.

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Section 451. Release of Collateral or Guarantors. Each Lender hereby consents to the release and hereby directs the Administrative Agent to release, and the Administrative Agent hereby agrees, (or, in the case of Section 12.10(b), release or subordinate) the following:

Section 452. any Subsidiary of the Borrower from its guaranty of any Obligation of any Obligor (i) if such Subsidiary ceases to be a Subsidiary of such Obligor as a result of a transaction permitted under and in accordance with the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such transaction, such Subsidiary would not be required to Guaranty any Obligations pursuant to Section 8.11(a) or (ii) upon (x) termination of the Commitments and (y) payment and satisfaction in full of all Loans and all other Obligations that the Administrative Agent has been notified in writing are then due and payable (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made); and

Section 453. any Lien held by the Administrative Agent for the benefit of the Secured Parties against (i) any Collateral that is disposed of by an Obligor as a result of a transaction permitted under and in accordance with the Loan Documents (including pursuant to a valid waiver or consent), (ii) any property subject to a Lien described in Section 9.02(c) or (j), and (iii) all of the Collateral and all Obligors, upon (x) termination of the Commitments and (y) payment and satisfaction in full of all Loans and all other Obligations that the Administrative Agent has been notified in writing are then due and payable (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made).

Each Lender hereby directs the Administrative Agent, and the Administrative Agent hereby agrees, upon receipt of reasonable advance notice from the Borrower, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guarantees and Liens when and as directed in this Section 12.10 and deliver to the Borrower, at the expense of the Borrower, any portion of such Collateral so released pursuant to this Section 12.10 that is in possession of the Administrative Agent. In addition, in connection with any Permitted Licenses, each Lender hereby authorizes Administrative Agent to, and at the request of the Borrower, the Administrative Agent shall, negotiate and enter into a non-disturbance agreement and other similar agreements in form and substance reasonably satisfactory to Administrative Agent.

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Notwithstanding the foregoing or anything to the contrary herein, (i) the release of any Obligor from its guaranty of any Obligations under this Section 12.10 or otherwise hereunder shall only be permitted if any such permitted transaction or series of related transactions is not consummated for the primary purpose of effecting a release of such Obligor from its Obligations under the Loan Documents in accordance with the terms hereof, and (ii) the Administrative Agent may not effect a release of any Obligor that ceases to be an Obligor due solely to a disposition of Equity Interests in (or issuance of Equity Interests by) such Obligor, unless in the case of this clause (ii) the transaction related to such release is a disposition of Equity Interests for fair market value to an unaffiliated third party and for a bona fide primary business purpose.

Section 454. Additional Secured Parties. The benefit of the provisions of the Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Lender as long as, by accepting such benefits, such Secured Party agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by the Administrative Agent, shall confirm such agreement in a writing in form and substance acceptable to the Administrative Agent) this Section 12 and the decisions and actions of the Administrative Agent and the Majority Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders) to the same extent a Lender is bound; provided that, notwithstanding the foregoing, (i) such Secured Party shall be bound by Section 12.08 only to the extent of liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of Proportionate Share or similar concept, (ii) each of the Administrative Agent and each Lender shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (iii) such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document.

Section 455. Agent May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding or any other judicial proceeding relating to any Obligor, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower or any other Obligor) shall be entitled and empowered (but not obligated) by intervention or such proceeding or otherwise:

Section 456. to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 14.03) allowed in such judicial proceeding; and

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Section 457. to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator, examiner or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due to the Administrative Agent under Section 14.03.

Section 458. Acknowledgements of Lenders.

Section 459. If the Administrative Agent notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 12.13 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent in its sole discretion) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

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Section 460. Without limiting immediately preceding clause (a), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment (a “Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Payment Recipient shall promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 12.13(b)(ii).

Section 461. Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under the preceding clause (a) above.

Section 462. In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with the preceding clause (a) above, from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loans”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Loans, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such notes shall not affect the effectiveness of the foregoing assignment), (ii) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (iv) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (v) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. Subject to Section 14.05, (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”) (provided, that the Obligors’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment).

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Section 463. The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Obligor; provided, that this Section 12.13 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, the last sentence of clause (d) above and this clause (e) shall not apply to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Obligor for the purpose of making such Erroneous Payment.

Section 464. To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

Section 465. Each party’s obligations, agreements and waivers under this Section 12.13(g) shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

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Section 466. GUARANTY

Section 467. The Guaranty. The Guarantors hereby unconditionally jointly and severally guarantee to the Administrative Agent and the Lenders, and their successors and assigns, the full and punctual payment in full or performance (whether at stated maturity, by acceleration or otherwise) of the Obligations, including (i) principal of and interest on the Loans, (ii) all fees and other amounts and Obligations from time to time owing to the Administrative Agent and the Lenders by the Borrower and each other Obligor under this Agreement or under any other Loan Document, in each case strictly in accordance with the terms hereof and thereof and (iii) the punctual and faithful performance, keeping, observance and fulfillment by the Borrower and Guarantors of all the agreements, conditions, covenants and obligations of the Borrower and Guarantors contained in the Loan Documents (such obligations being herein collectively called the “Guaranteed Obligations”). The Guarantors hereby further jointly and severally agree that if the Borrower or any other Obligor shall fail to pay any amount in full when due or perform any such obligation (whether at stated maturity, by acceleration or otherwise), the Guarantors will promptly pay the same or perform such obligation at the place and in the manner specified herein or in the relevant Loan Document, as the case may be, without any demand or notice whatsoever, and that in the case of any extension of time of payment or performance or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full or performed when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

Section 468. Obligations Unconditional. The obligations of the Guarantors under Section 13.01 shall constitute a guaranty of payment and performance and not of collection and are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by all applicable Laws, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 13.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

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Section 469. at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

Section 470. any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

Section 471. the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be extended, modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

Section 472. any lien or security interest granted to, or in favor of, the Secured Parties as security for any of the Guaranteed Obligations shall fail to be perfected or preserved;

Section 473. any modification or amendment of or supplement to this Agreement or any other Loan Document, including any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;

Section 474. any change in the corporate, partnership, limited liability company or other existence, structure or ownership of the Borrower, any Guarantor or any other guarantor of any of the Guaranteed Obligations, or any Insolvency Proceeding or other similar proceeding affecting the Borrower, any Guarantor or any other guarantor of the Guaranteed Obligations, or any of their respective assets, or any resulting release or discharge of any obligation of the Borrower, any Guarantor or any other guarantor of any of the Guaranteed Obligations;

Section 475. the existence of any claim, setoff or other rights which any Guarantor may have at any time against the Borrower, any other Guarantor or any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Secured Party or any other Person, whether in connection herewith or in connection with any unrelated transactions; provided that, notwithstanding any other provisions in this Guaranty, nothing in this Guaranty shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

Section 476. the unenforceability or invalidity of the Guaranteed Obligations or any part thereof or the lack of genuineness, enforceability or validity of any agreement relating thereto or with respect to the Collateral, if any, securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Borrower, any Guarantor or any other guarantor of any of the Guaranteed Obligations, for any reason, related to this Agreement or any other Loan Document, or any provision of applicable Law, decree, order or regulation of any jurisdiction purporting to prohibit the payment of any of the Guaranteed Obligations by the Borrower, any Guarantor or any other guarantor of the Guaranteed Obligations;

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Section 477. the disallowance, under any state or federal bankruptcy, insolvency or similar law, of all or any portion of the claims of the Secured Parties or the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;

Section 478. the failure of any other guarantor to sign or become party to this Agreement or any amendment, change, or reaffirmation hereof;

Section 479. any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any Collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations; or

Section 480. any other act or omission to act or delay of any kind by the Borrower, such Guarantor, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Secured Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 13.02, constitute a legal or equitable discharge of any Guarantor’s obligations hereunder.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower or any other Guarantor under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

Section 481. Discharge Only Upon Payment in Full. Subject to any prior release herefrom of any Guarantor by the Administrative Agent in accordance with (and pursuant to authority granted to the Administrative Agent under) the terms of this Agreement, each Guarantor’s obligations hereunder shall remain in full force and effect until all of the Guaranteed Obligations shall have been paid in full in cash (other than inchoate indemnification obligations for which no claim has been made), the Administrative Agent has received duly executed copies of all Warrants (if any) and all other financing arrangements among the Borrower or any Guarantor and the Secured Parties under or in connection with this Agreement and each other Loan Document shall have terminated (herein, the “Termination Conditions”), and until the prior and complete satisfaction of the Termination Conditions all of the rights and remedies under this Guaranty and the other Loan Documents shall survive. Notwithstanding the foregoing, the Administrative Agent hereby agrees to release any Subsidiary of the Borrower from its guaranty of any Obligation of any Obligor if all of the Equity Interests in such Subsidiary owned by any Obligor or any of its Subsidiaries are disposed of as a result of a transaction permitted under and in accordance with the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such transaction, such Subsidiary would not be required to guarantee any Obligations pursuant to Section 8.12(a).

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481.04 Additional Waivers; General Waivers.

(a) Additional Waivers. Notwithstanding anything herein to the contrary, each of the Guarantors hereby absolutely, unconditionally, knowingly, and expressly waives:

(i) any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;

(ii) (A) notice of acceptance hereof; (B) notice of any other financial accommodations made or maintained under the Loan Documents or the creation or existence of any Guaranteed Obligations; (C) notice of the amount of the Guaranteed Obligations, subject, however, to each Guarantor’s right to make inquiry of the Administrative Agent and the Secured Parties to ascertain the amount of the Guaranteed Obligations at any reasonable time; (D) notice of any adverse change in the financial condition of the Borrower or of any other fact that might increase such Guarantor’s risk hereunder; (E) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (F) notice of any Event of Default; and (G) all other notices (except if such notice is specifically required to be given to such Guarantor under this Guaranty or under the other Loan Documents) and demands to which each Guarantor might otherwise be entitled;

(iii) its right, if any, to require the Administrative Agent and the Secured Parties to institute suit against, or to exhaust any rights and remedies which the Administrative Agent and the Secured Parties now have or may hereafter have against, any other guarantor of the Guaranteed Obligations or any third party, or against any Collateral provided by such other guarantors or any third party; and each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of any other guarantor of the Guaranteed Obligations or by reason of the cessation from any cause whatsoever of the liability of any other guarantor of the Guaranteed Obligations in respect thereof;

(iv) (A) any rights to assert against the Administrative Agent and the Secured Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against any other guarantor of the Guaranteed Obligations or any third party liable to the Administrative Agent and the Secured Parties; (B) any defense, set-off, counterclaim or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Guaranteed Obligations or any security therefor; (C) any defense such Guarantor has to performance hereunder, and any right such Guarantor has to be exonerated, arising by reason of: (1) the impairment or suspension of the Administrative Agent’s and the Secured Parties’ rights or remedies against any other guarantor of the Guaranteed Obligations; (2) the alteration by the Administrative Agent and the Secured Parties of the Guaranteed Obligations; (3) any discharge of the obligations of any other guarantor of the Guaranteed Obligations to the Administrative Agent and the Secured Parties by operation of law as a result of the Administrative Agent’s and the Secured Parties’ intervention or omission; or (4) the acceptance by the Administrative Agent and the Secured Parties of anything in partial satisfaction of the Guaranteed Obligations; and (D) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder; and

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(v) any defense arising by reason of or deriving from (A) any claim or defense based upon an election of remedies by the Administrative Agent and the other Secured Parties; or (B) any election by the Administrative Agent and the other Secured Parties under any provision of any state or federal bankruptcy, insolvency or similar law to limit the amount of, or any Collateral securing, its claim against the Guarantors.

(b) General Waivers. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any notice not provided for herein.

Section 482. Reinstatement. The obligations of the Guarantors under this Section 13 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is at any time rescinded, annulled, avoided, set aside, invalidated, declared to be fraudulent or must be otherwise restored or repaid by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization, equitable cause or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Secured Parties on demand for all reasonable costs and expenses (including fees of counsel) incurred by such Persons in connection with such rescission, repayment or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any state or federal bankruptcy, insolvency or similar law. The provisions of this Section 13.05 shall survive termination of this Guaranty.

Section 483. Subrogation. The Guarantors hereby jointly and severally agree that, until the prior and complete satisfaction of all Termination Conditions, they (i) shall have no right of subrogation with respect to the Guaranteed Obligations and (ii) waive any right to enforce any remedy which the Secured Parties or the Administrative Agent now have or may hereafter have against the Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations or any other Person, and each Guarantor waives any benefit of, and any right to participate in, any security or Collateral that may from time to time be given to the Secured Parties and the Administrative Agent to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of the Borrower to the Secured Parties. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights prior to complete satisfaction of the Termination Conditions, each Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set-off that such Guarantor may have prior to the complete satisfaction of the Termination Conditions, and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until all Termination Conditions are satisfied in full. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the Secured Parties and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Secured Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 13.06.

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Section 484. Remedies. The Guarantors jointly and severally agree that, as between the Guarantors, on one hand, and the Administrative Agent and the Lenders, on the other hand, the obligations of the Borrower under this Agreement and under the other Loan Documents may be declared to be forthwith due and payable as provided in Section 11 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 11) for purposes of Section 13.01 notwithstanding any stay, injunction or other prohibition, including any such stay upon an Insolvency Proceeding, preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 13.01.

Section 485. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Section 13 constitutes an instrument for the payment of money, and consents and agrees that the Administrative Agent and the Lenders, at their sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R § 3213.

Section 486. Continuing Guarantee. The guarantee in this Section 13 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

486.01 Contribution with Respect to Guaranteed Obligations.

(a) To the extent that any Guarantor shall make a payment under this Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following the prior and complete satisfaction of the Termination Conditions, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b) As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Agreement without rendering such claim voidable or avoidable under any state or federal bankruptcy, insolvency or similar law or other applicable Law.

(c) This 13.10 is intended only to define the relative rights of the Guarantors, and nothing set forth in this 13.10 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement.

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(d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.

(e) The rights of the indemnifying Guarantors against other Guarantors under this Section 13.10 shall be exercisable only upon the prior and complete satisfaction of the Termination Conditions.

Section 487. General Limitations on Guarantee Obligations. In any action or proceeding involving any provincial, territorial or state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 13.01 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 13.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, the Administrative Agent, any Lender or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

Section 488. MISCELLANEOUS

Section 489. No Waiver. No failure on the part of the Administrative Agent or the Lenders to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by Law.

Section 490. Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Agreement) or in the other Loan Documents shall be given or made in writing (including by telecopy or email) delivered, if to the Borrower, another Obligor, the Administrative Agent or any Lender, to its address specified on the signature pages hereto or its Guarantee Assumption Agreement, as the case may be, or at such other address as shall be designated by such party in a written notice to the other parties. Except as otherwise provided in this Agreement or therein, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid. All such communications provided for herein by telecopy shall be confirmed in writing promptly after the delivery of such communication (it being understood that non-receipt of written confirmation of such communication shall not invalidate such communication).

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Section 491. Expenses, Indemnification, Etc.

Section 492. Expenses. Each Obligor, jointly and severally, agrees to pay or reimburse (i) within ten (10) Business Days of receipt of a reasonably detailed invoice the Administrative Agent and its Affiliates for all of their reasonable and documented out-of-pocket costs and expenses (including the reasonable and documented out-of-pocket fees, expenses, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent, the fees (if necessary) of local counsel and regulatory counsel for the Administrative Agent in each relevant material jurisdiction, and any sales, goods and services or other similar Taxes applicable thereto, and reasonable and documented printing, reproduction, document delivery, communication and travel costs) in connection with (x) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the making of the Loans (exclusive of post-closing costs), (y) post-closing costs (including, without limitation (1) costs of the administration of this Agreement and the other Loan Documents and (2) title, appraisal, survey, audit, environmental inspection, consulting, search, recording, filing and similar coasts, fees and expenses incurred or sustained by the Administrative Agent or any of its Affiliates in connection with the Collateral), and (z) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated) and (ii) immediately, each of the Administrative Agent and the Lenders for all of their documented out-of-pocket costs and expenses (including the fees and expenses of any legal counsel) in connection with the enforcement, exercise or protection of their rights in connection with this Agreement and the other Loan Documents after the occurrence of and in connection with an Event of Default, including their rights under this Section 14.03, including (1) in connection with the protection, sale or collection of, or other realization upon, any of the Collateral, including all reasonable and documented out-of-pocket expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral and (2) such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans and in connection with any enforcement or collection proceedings resulting from the occurrence of an Event of Default.

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Section 493. Indemnification. Each Obligor, jointly and severally, hereby indemnifies the Administrative Agent (and any sub-agent thereof), the Lenders and their respective Affiliates, directors, officers, employees, attorneys, agents, advisors and controlling parties (each, an “Indemnified Party”) from and against, and agrees to hold them harmless against, any and all Claims and Losses of any kind including reasonable and documented out-of-pocket fees and disbursements of any counsel for each Indemnified Party (limited to one legal counsel in each relevant jurisdiction), that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to (i) this Agreement or any of the other Loan Documents or the Transactions, (ii) any use made or proposed to be made with the proceeds of the Loans, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Obligor or any of its Subsidiaries, or (iv) any actual or prospective claim, investigation, litigation or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory, whether or not such investigation, litigation or proceeding is brought by any Obligor, any of its Subsidiaries, shareholders or creditors, an Indemnified Party or any other Person, or an Indemnified Party is otherwise a party thereto, and whether or not any of the conditions precedent set forth in Section 6 are satisfied or the other transactions contemplated by this Agreement are consummated, except to the extent such Claim or Loss is (i) found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct or (ii) is determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from a claim brought by any Obligor against an Indemnified Party for material breach in bad faith or reckless disregard of such Indemnified Party’s obligations hereunder or under any other Loan Document. No Obligor shall assert any claim against any Indemnified Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the Transactions or the actual or proposed use of the proceeds of the Loans. None of the Administrative Agent and the Lenders shall assert any claim against any Obligor, their Subsidiaries and Affiliates and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the Transactions or the actual or proposed use of the proceeds of the Loans. Notwithstanding the foregoing in this Section 14.03(b), the Obligors shall not be liable for any settlement of any proceeding effected without the Obligors’ consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if settled with the Obligors’ written consent, or if there is a judgment against an Indemnified Party in any such proceeding, the Obligors shall indemnify and hold harmless each Indemnified Party to the extent and in the manner set forth above. The Obligors shall not, without the prior written consent of an Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding against such Indemnified Party in respect of which indemnity could have been sought hereunder by such Indemnified Party unless (a) such settlement includes an unconditional release of such Indemnified Party from all liability or claims that are the subject matter of, or arise out of, such proceeding and (b) such settlement does not include any statement as to, or any admission of fault, culpability, wrongdoing or a failure to act by or on behalf of such Indemnified Party. This Section shall not apply with respect to (x) Taxes other than Taxes relating to a non-Tax Claim or Loss governed by this Section 14.03(a) and (y) yield protection matters covered by Section 5.01, which shall be governed exclusively by Section 5.01.

Section 494. Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement and any other Loan Document may be modified or supplemented only by an instrument in writing signed by the Borrower, the Administrative Agent and the Majority Lenders; provided that:

Section 495. any such modification or supplement that is disproportionately adverse to any Lender as compared to other Lenders or subjects any Lender to any additional obligation shall not be effective without the consent of such affected Lender;

Section 496. the consent of all of the Lenders shall be required to:

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Section 497. amend, modify, discharge, terminate or waive any of the terms of this Agreement or any other Loan Agreement if such amendment, modification, discharge, termination or waiver would increase the amount of the Loans or Commitment, reduce the fees payable hereunder, reduce interest rates (provided that the Majority Lenders may rescind an imposition of default interest hereunder) or other amounts payable with respect to the Loans (excluding mandatory prepayments), extend any date fixed for payment of principal (excluding mandatory prepayments) (it being understood that the waiver of any prepayment of Loans shall not constitute an extension of any date fixed for payment of principal), interest or other amounts payable relating to the Loans or extend the repayment dates of the Loans (excluding mandatory prepayments); provided that a waiver of any condition precedent set forth in Section 6.02 or of any Default or Event of Default or a mandatory reduction in Commitments is not considered an increase in Commitments of any Lender;

Section 498. amend, modify, discharge, terminate or waive any Security Document if the effect is to release all or substantially all of the Collateral subject thereto other than pursuant to the terms hereof or thereof; or

Section 499. amend this Section 14.04 or the definition of “Majority Lenders”.

Notwithstanding anything to the contrary herein, (A) the Administrative Agent and the Borrower may amend or modify this Agreement and any other Loan Document to (1) cure any factual or typographical error, omission, defect or inconsistency therein, or (2) grant a new Lien for the benefit of the Lenders, extend an additional Lien over additional property for the benefit of the Lenders or join additional Persons as Obligors and (B) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

Section 500. Successors and Assigns.

Section 501. General. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto or thereto and their respective successors and assigns permitted hereby or thereby, except that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder or under any of the other Loan Documents (except in connection with an event permitted under Section 9.03) without the prior written consent of the Administrative Agent. Any Lender may assign or otherwise transfer any of its rights or obligations hereunder or under any of the other Loan Documents (i) to an assignee in accordance with the provisions of Section 14.05(b), (ii) by way of participation in accordance with the provisions of Section 14.05(e), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 14.05(f). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 14.05(e) and, to the extent expressly contemplated hereby, the Indemnified Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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Section 502. Assignments by Lender. Any Lender may at any time assign to one or more Eligible Transferees (or, (i) if an Event of Default under Section 11.01(a), (b) or (h) has occurred and is continuing, to any Person that is not a Defaulting Lender and (ii) if an Event of Default that is not an Event of Default under Section 11.01(a), (b) or (h) has occurred and is continuing (but no Event of Default Section 11.01(a), (b) or (h) has occurred and is continuing), to any Person that is not a Defaulting Lender or a Company Competitor (that has been identified by name in writing by the Borrower to the Administrative Agent prior to the date of such Event of Default)) all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it) and the other Loan Documents; provided that no such assignment shall be made to any Obligor, any Affiliate of any Obligor, any employees or directors of any Obligor at any time and no such assignment shall be made without the prior written consent of the Administrative Agent. The consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to an Eligible Transferee; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received written notice thereof. Subject to the recording thereof by the Administrative Agent pursuant to Section 14.05(d), and to receipt by the Administrative Agent of a processing and recordation fee in the amount of $3,500 (provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment) from and after the date such Assignment and Assumption is recorded in the Register, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of the Lender under this Agreement and the other Loan Documents, and correspondingly the assigning Lender shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) and the other Loan Documents but shall continue to be entitled to the benefits of Section 5 and Section 14.03. Any assignment or transfer by the Lender of rights or obligations under this Agreement that does not comply with this Section 14.05(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 14.05(e). If an assignee is not a Lender, the assignee shall provide the Administrative Agent with all “know your customer” documents requested by the Administrative Agent pursuant to anti-money laundering rules and regulations.

Section 503. Amendments to Loan Documents. Each of the Administrative Agent, the Lenders and the Obligors agrees to enter into such amendments to the Loan Documents, and such additional Security Documents and other instruments and agreements, in each case in form and substance reasonably acceptable to the Administrative Agent, the Lenders and the Obligors, as shall reasonably be necessary to implement and give effect to any assignment made under this Section 14.05.

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Section 504. Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior written notice. Notwithstanding anything to the contrary, any assignment of any Loan shall be effective only upon appropriate entries with respect thereto being made in the Register.

Section 505. Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, sell participations to any Eligible Transferee (other than a natural person, a Defaulting Lender or any Obligor or any of its Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of the Lender’s rights and/or obligations under this Agreement (including all or a portion of the Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower shall continue to deal solely and directly with such Lender in connection therewith. Any agreement or instrument pursuant to which any Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (i) increase or extend the term of such Lender’s Commitment (it being understood and agreed that a waiver of any condition precedent set forth in Section 6.02 or of any Default or Event of Default or a mandatory reduction in Commitments is not considered an increase of any Commitment), (ii) extend the date fixed for the payment of principal (excluding mandatory prepayments) of or interest on the Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, or (iv) reduce the rate at which interest is payable thereon to a level below the rate at which the Participant is entitled to receive such interest (other than a waiver of default interest). Subject to Section 14.05(f), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01 or 5.03 (subject to the requirements and limitations therein, including the requirements under Section 5.03(f) (it being understood that the documentation required under Section 5.03(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 14.05(b); provided that such Participant (i) shall not be entitled to such benefits unless such Participant agrees, for the benefit of the Borrower, to comply with the documentation requirements of Section 5.03(e)(ii) as if it were a Lender and complies with such requirements, (ii) agrees to be subject to the provisions of Section 5.04 as if it were an assignee under Section 14.05(b) and (iii) shall not be entitled to receive any greater payment under Section 5.01 or 5.03, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 4.03(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

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Section 506. Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 5.01 or 5.03 than such Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.

Section 507. Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under the Loan Documents to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 508. Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable Proportionate Share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full Proportionate Share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

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Section 509. Survival. The obligations of the Borrower under Sections 5.01, 5.03, 14.03, 14.05, 14.06, 14.09, 14.10, 14.11, 14.12, 14.13 and 14.14 and the obligations of the Guarantors under Section 13 (solely to the extent guaranteeing any of the obligations under the foregoing Sections) shall survive the repayment of the Obligations and the termination of the Commitments and, in the case of the Lenders’ assignment of any interest in the Commitments or the Loans hereunder, shall survive, in the case of any event or circumstance that occurred prior to the effective date of such assignment, the making of such assignment, notwithstanding that the Lenders may cease to be “Lenders” hereunder. In addition, each representation and warranty made, or deemed to be made by a Borrowing Notice, herein or pursuant hereto shall survive the making of such representation and warranty.

Section 510. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

Section 511. Counterparts, Effectiveness. This Agreement may be executed in any number of counterparts (including electronic imaging means), all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 512. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

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Section 513. Jurisdiction, Service of Process and Venue.

Section 514. Submission to Jurisdiction. Each party hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, against such other party in any way relating to this Agreement or any Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 515. Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 14.02. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law.

Section 516. Waiver of Venue, Etc. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such party is or may be subject, by suit upon judgment.

Section 517. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 518. Waiver of Immunity. To the extent that any Obligor may be or become entitled to claim for itself or its property or revenues any immunity on the ground of sovereignty or the like from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment or execution of a judgment, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity with respect to its obligations under this Agreement and the other Loan Documents.

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Section 519. Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including any confidentiality (or similar) agreements. EACH OBLIGOR ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IN DECIDING TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR IN TAKING OR NOT TAKING ANY ACTION HEREUNDER OR THEREUNDER, IT HAS NOT RELIED, AND WILL NOT RELY, ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR UNDERSTANDING, WHETHER WRITTEN OR ORAL, OF OR WITH ADMINISTRATIVE AGENT OR THE LENDERS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Section 520. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof. Without limiting the foregoing provisions of this Section 14.14, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by the Bankruptcy Code, or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, examinership, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 521. No Fiduciary Relationship. The Borrower acknowledges that the Administrative Agent and the Lenders have no fiduciary relationship with, or fiduciary duty to, the Borrower arising out of or in connection with this Agreement or the other Loan Documents, and the relationship between the Lenders and the Borrower is solely that of creditor and debtor. This Agreement and the other Loan Documents do not create a joint venture among the parties.

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Section 522. Confidentiality. The Administrative Agent and each Lender agree to keep confidential, and not disclose to any Person all non-public information provided to them by or on behalf of any Obligor pursuant to this Agreement that is designated by such Obligor as confidential in accordance with its customary procedures for handling its own confidential information; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (i) to the Administrative Agent, any other Lender, any Affiliate of a Lender or subject to an agreement to comply with the provisions of this Section, any Eligible Transferee or other assignee permitted under Section 14.05(b), (ii) subject to an agreement to comply with the provisions of this Section, to any actual or prospective direct or indirect counterparty to any Hedging Agreement (or any professional advisor to such counterparty), (iii) to its employees, officers, directors or agents (provided that such Persons were informed of the confidential nature of such confidential information and instructed to keep such information confidential), or its attorneys, accountants, trustees and other professional advisors or those of any of its affiliates (provided that such Persons were informed of the confidential nature of such confidential information and instructed to keep such information confidential or are otherwise subject to professional obligations to maintain the confidentiality of such confidential information) (collectively, its “Related Parties”), (iv) upon the request or demand of any Governmental Authority or any Regulatory Authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Law, (vi) if requested or required to do so in connection with any litigation or similar proceeding, (vii) that has been publicly disclosed (other than as a result of a disclosure in violation of this Section 14.16), (viii) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (ix) in connection with the exercise of any remedy hereunder or under any other Loan Document, (x) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the Loans or (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers of other market identifiers with respect to the Loans or (xi) to any other party hereto; provided that, in the case of disclosure pursuant to clause (iv), (v) and (vi) above, the Administrative Agent or applicable Lender, as applicable, shall promptly provide notice to the Borrower to the extent reasonable and not prohibited by Law or any applicable Governmental Authority.

Section 523. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable Law (collectively, “charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Administrative Agent and the Lender holding such Loan in accordance with applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Loan but were not paid as a result of the operation of this Section shall be cumulated and the interest and charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate for each day to the date of repayment, shall have been received by such Lender. Any amount collected by such Lender that exceeds the maximum amount collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Loan so that at no time shall the interest and charges paid or payable in respect of such Loan exceed the maximum amount collectible at the Maximum Rate.

Section 524. Judgment Currency.

Section 525. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent permitted by Law, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase Dollars with such other currency at the buying spot rate of exchange in the New York foreign exchange market on the Business Day immediately preceding that on which any such judgment, or any relevant part thereof, is given.

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Section 526. The obligations of the Obligors in respect of any sum due to the Administrative Agent hereunder and under the other Loan Documents shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in such other currency the Administrative Agent may, in accordance with normal banking procedures, purchase Dollars with such other currency. If the amount of Dollars so purchased is less than the sum originally due to the Administrative Agent in Dollars, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent against such loss. If the amount of Dollars so purchased exceeds the sum originally due to the Administrative Agent in Dollars, the Administrative Agent shall remit such excess to the Borrower.

Section 527. USA PATRIOT Act. The Administrative Agent and the Lenders hereby notify the Obligors that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), they are required to obtain, verify and record information that identifies the Obligors, which information includes the name and address of each Obligor and other information that will allow such Person to identify such Obligor in accordance with the Patriot Act.

Section 528. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

Section 529. the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

Section 530. the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any the applicable Resolution Authority.

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Section 531. Certain ERISA Matters.

Section 532. Each Person that becomes party hereto after the date hereof as a Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of Obligors, that at least one of the following is and will be true:

Section 533. such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Employee Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Notes or this Agreement;

Section 534. the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Notes and this Agreement;

Section 535.(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Notes and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Notes and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Notes and this Agreement; or

Section 536. such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender making the representation in clause (a) or (2) a Lender making the representation in clause (a) has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent or its Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Notes and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any other Loan Documents or any documents related hereto or thereto).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

HARROW HEALTH, INC., a Delaware corporation

By:
Name:	Andrew R. Boll
Title:	Chief Financial Officer and Secretary

Address for Notices:

c/o Harrow Health, Inc.

102 Woodmont Blvd., Suite 610

Nashville, TN 37205

Attn: Andrew R. Boll

Email:

With a copy to:

Holland & Knight LLP

511 Union Street, Suite 2700

Nashville, TN 37219

Attn: Elle McCulty

Email:

Signature Page to Credit Agreement and Guaranty

145

SUBSIDIARY GUARANTOR(S):

HARROW IP, LLC,

a Delaware limited liability company

HARROW EYE, LLC,

a Delaware limited liability company

IMPRIMISRX, LLC,

a Delaware limited liability company

IMPRIMIS NJOF, LLC,

a New Jersey limited liability company

IMPRIMISRX NJ, LLC,

a New Jersey limited liability company

VISIONOLOGY EQUITY, LLC,

a Delaware limited liability company

VISIONOLOGY, INC.,

a Delaware corporation

VISIONOLOGY MSO, INC.,

a Delaware corporation

IMPRIMISRX NASHVILLE, LLC,

a Delaware limited liability company

By:
Name:
Title:

Address for Notices:

c/o Harrow Health, Inc.

102 Woodmont Blvd., Suite 610

Nashville, TN 37205

Attn: Andrew R. Boll

Email:

With a copy to:

Holland & Knight LLP

511 Union Street, Suite 2700

Nashville, TN 37219

Attn: Elle McCulty

Email:

Signature Page to Credit Agreement and Guaranty

146

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Oaktree Agency

Email:

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Stephen DeNelsky; Tim Markov

Email:

Signature Page to Credit Agreement and Guaranty

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LENDERS:

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Oaktree Agency

Email:

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Stephen DeNelsky; Tim Markov

Email:

Signature Page to Credit Agreement and Guaranty

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OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Oaktree Agency

Email:

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Stephen DeNelsky; Tim Markov

Email:

Signature Page to Credit Agreement and Guaranty

149

OAKTREE STRATEGIC CREDIT FUND

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Oaktree Agency

Email:

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Stephen DeNelsky; Tim Markov

Email:

Signature Page to Credit Agreement and Guaranty

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OAKTREE ROUTE 66 MULTI-STRATEGY FUND, L.P.

By:	Oaktree Route 66 Multi-Strategy Fund GP, L.P.
Its:	General Partner

By:	Oaktree Route 66 Multi-Strategy Fund GP, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Oaktree Agency

Email:

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Stephen DeNelsky; Tim Markov

Email:

Signature Page to Credit Agreement and Guaranty

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OAKTREE AZ STRATEGIC LENDING FUND, L.P.

By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:
Name:
Title:	Authorized Signatory

By:
Name:
Title:	Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Oaktree Agency

Email:

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Stephen DeNelsky; Tim Markov

Email:

Signature Page to Credit Agreement and Guaranty

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OAKTREE LOAN ACQUISITION FUND, L.P.

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:
Name:
Title:	Authorized Signatory

By:
Name:
Title:	Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Oaktree Agency

Email:

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Stephen DeNelsky; Tim Markov

Email:

Signature Page to Credit Agreement and Guaranty

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OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.

By:	Oaktree Life Sciences Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Oaktree Agency

Email:

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attn: Stephen DeNelsky; Tim Markov

Email:

Signature Page to Credit Agreement and Guaranty

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Schedule 1

Loans Schedule

Tranche A Term Loans

Lenders and their respective Applicable Commitments:

Lender	Closing Date Tranche A Commitment	Incremental Tranche A Commitment
INPRS Strategic Credit Holdings, LLC	$662,000.00	$127,307.69
Oaktree Specialty Lending Corporation	$7,448,000.00	$1,432,307.69
Oaktree Strategic Credit Fund	$9,319,000.00	$1,792,115.38
Oaktree Route 66 Multi-Strategy Fund, L.P.	$1,218,000.00	$234,230.77
Oaktree AZ Strategic Lending Fund, L.P.	$8,122,000.00	$1,561,923.08
Oaktree Loan Acquisition Fund, L.P.	$31,869,000.00	$0.00
OLAF Senior Lending SPV, LLC	$0.00	$6,128,653.85
Oaktree LSL Fund Delaware Holdings EURRC, L.P.	$6,362,000.00	$1,223,461.54
Total	$65,000,000	$12,500,000

Tranche B Term Loans

Lenders and their respective Applicable Commitments:

Lender	Tranche B Commitment	Tranche B Commitment (if reduced in accordance with the definition of “Tranche B Commitment”)
INPRS Strategic Credit Holdings, LLC	$357,000.00	$305,700.00
Oaktree Specialty Lending Corporation	$4,011,000.00	$3,437,700.00
Oaktree Strategic Credit Fund	$5,018,000.00	$4,301,100.00
Oaktree Route 66 Multi-Strategy Fund, L.P.	$656,000.00	$562,200.00
Oaktree AZ Strategic Lending Fund, L.P.	$4,373,000.00	$3,748,500.00
Oaktree Loan Acquisition Fund, L.P.	$17,160,000.00	$14,708,700.00
Oaktree LSL Fund Delaware Holdings EURRC, L.P.	$3,425,000.00	$2,936,100.00
Tranche B Commitment[1]	$35,000,000	$30,000,000

1 The Tranche B Commitment shall automatically, and without any further action of any Person, be reduced to $30,000,000 if the Tranche B Funding Date does not occur on or prior to March 27, 2024.

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The following defined terms apply to the Incremental Tranche A Term Loans:

“Incremental Tranche A Availability Period” means the period starting on the First Amendment Effective Date and ending on the applicable Commitment Termination Date.

“Incremental Tranche A Funding Condition” means (a) the Eyevance Acquisition shall have been, or substantially concurrently with, or within one (1) Business Day of, the borrowing of the Incremental Tranche A Term Loans shall be, consummated on the terms and conditions set forth in the Eyevance Acquisition Agreements as in effect on the First Amendment Effective Date, or as amended, restated, amended and restated, supplemented or otherwise modified in any manner not materially adverse to the interests of the Administrative Agent or the Lenders in their respective capacities as such, unless consented to in writing by the Administrative Agent and the Lenders; provided, that any increase in the consideration paid, whether in the form of Upfront Payment (as defined in the Eyevance APA), Lumpsum Payment (as defined in the Eyevance License Agreement), Deferred Acquisition Consideration or otherwise shall be deemed materially adverse to the Administrative Agent and the Lenders, in their respective capacities as such; provided that, if the Eyevance Acquisition is not consummated as set forth above within one (1) Business Day of the borrowing of the Incremental Tranche A Term Loans, the Borrower shall forthwith return to the Lenders all Incremental Tranche A Term Loans in full in immediately available funds and (b) the Eyevance Specified Acquisition Agreement Representations shall be true and correct in all material respects, (unless such representations are already qualified by reference to materiality, material adverse effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the Incremental Tranche A Funding Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

The following defined terms apply to the Tranche B Term Loans:

“Tranche B Availability Period” means the period starting on the Closing Date and ending on the applicable Commitment Termination Date.

“Tranche B Funding Condition” means that the Administrative Agent shall have received satisfactory evidence that (i) TRIESENCE has become commercially available in the United States, (ii) the Novartis Milestone Payment has become due and payable in accordance with the terms of the Novartis Purchase Agreement and (iii) the proceeds of the Tranche B Term Loan shall be used to pay a portion of the Novartis Milestone Payment substantially concurrently with the borrowing on the Tranche B Term Loan on the Tranche B Funding Date.

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